UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number                811-58433

Marshall Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

John M. Blaser

M&I Investment Management Corp.

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

The Marshall Funds Family

ANNUAL REPORT

August 31, 2005

Ú Marshall Large-Cap Value Fund

Ú Marshall Large-Cap Growth Fund

Ú Marshall Mid-Cap Value Fund

Ú Marshall Mid-Cap Growth Fund

Ú Marshall Small-Cap Growth Fund

Ú Marshall International Stock Fund

Ú Marshall Government Income Fund

Ú Marshall Intermediate Bond Fund

Ú Marshall Intermediate Tax-Free Fund

Ú Marshall Short-Term Income Fund

Ú Marshall Government Money Market Fund

Ú Marshall Prime Money Market Fund

Ú Marshall Tax-Free Money Market Fund

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	Marshall Large-Cap Value Fund

Fund Managers: Investment Experience: Analyst:	Custom Quantitative Solutions Group Managers: Daniel P. Brown and Robert G. Cummisford 8 and 13 years, respectively Casey J. Sambs

The Marshall Large-Cap Value Fund (formerly named the Marshall Equity Income Fund) (the “Fund”) returned 9.77% for the fiscal year ended August 31, 2005 compared to the Lipper Large-Cap Value Funds Index, Lipper Equity Income Funds Index and the S&P 500® Index (“S&P 500®”), which returned 13.74%, 14.26% and 12.55%, respectively. Forces such as rising interest rates, large company headline risk, escalating real estate values and energy speculation influenced the market environment over the past 12 months.

The Fund maintained a disciplined strategy of focusing on high dividend-paying stocks with low betas.*** The Fund benefited from strong stock selection and sector weightings in Consumer Staples, Energy and Utilities. Consumer Staples were sustained by the Fund’s overweight position in high-yielding Altria (2.91% of the Fund), which was up 51.61% during the fiscal year. The Fund held an overweight position in the Energy sector, the market’s top performing sector for the period — up 52%. Energy stocks rallied for much of the period as oil prices surpassed $70 per barrel toward fiscal year-end. In addition, ConocoPhillips (3.32% of the Fund) was up 56.94% and Chevron (3.87% of the Fund) was up 29.87% and both continued to provide the Fund with attractive dividend income. The Fund’s overweight position in the Utilities sector also added value, as it was surprisingly the market’s second best performing sector during the fiscal year. Utility stocks remained strong in the face of rising interest rates and have seen 16 consecutive months of positive performance. All of the Fund’s Utility positions provided a positive contribution to the Fund over the year.

The Fund’s dividend focus did not provide insulation from negative market reactions to surprise announcements by several large Financials and Healthcare companies. In September 2004, Merck (0.50% of the Fund) was down 33.40% as it pulled its leading prescription drug, Vioxx, from the market following patient health concerns. Additionally, Fannie Mae (0.00% of the Fund) was down 30.86% as it cut its dividend in half in early 2005. Each of these stocks had been sizable positions for the Fund and together accounted for substantially all of the Fund’s relative underperformance for the fiscal year.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Previously, the Fund compared its performance to the LEIFI and the S&P 500®. The Fund’s competitive index has been changed to the LLCVFI and the Fund’s benchmark index has been changed to the Russell 1000 VI because the Fund’s adviser believes that these indexes more accurately reflect the Fund’s investment program.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	S&P 500	LEIFI	LLCVFI
1-year	9.77%	12.55%	14.26%	13.74%
3-year	10.17%	12.02%	12.49%	12.48%
5-year	3.48%	(2.71)%	3.78%	1.44%
10-year	8.89%	9.85%	9.04%	9.43%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	S&P 500	LEIFI	LLCVFI
1-year (NAV)	9.77%	12.55%	14.26%	13.74%
1-year (Offer)	3.46%
3-year (NAV)	10.17%	12.02%	12.49%	12.48%
3-year (Offer)	8.01%
5-year (NAV)	3.48%	(2.71)%	3.78%	1.44%
5-year (Offer)	2.26%

Since Inception
(12/31/98)
NAV	3.08%	1.39%	4.08%	3.13%
Offer	2.17%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	7.0%
Consumer Staples	5.3%

Energy	13.4%
Financials	29.9%
Healthcare	6.0%
Industrials	10.0%

Information Technology	5.7%
Material	4.7%
Telecommunications	6.2%
Utilities	9.9%

Other	1.9%

Total	100.0%

Annual Report—Commentary	Marshall Large-Cap Growth Fund

Fund Manager: Investment Experience: Analyst:	Mary R. Linehan 16 years Alan K. Creech

The Marshall Large-Cap Growth Fund (formerly named the Marshall Large-Cap Growth & Income Fund) (the “Fund”) returned 13.51% for the fiscal year ended August 31, 2005 compared to the Lipper Large-Cap Growth Funds Index, Lipper Large-Cap Core Funds Index and the S&P 500® Index (“S&P 500®”) of 15.47%, 11.46% and 12.55%, respectively.

The fiscal year can be split into two periods. The first period would be the last four months of calendar year 2004, when the market put behind its fears of inflation, the war in Iraq, interest rates, energy and the election and roared ahead producing returns of over 10% for the S&P 500® during those four months. The second period would be January through August of 2005, when Energy and Utilities continued to dominate in what has been a generally sideways market.

Every sector of the S&P 500® generated a positive return during this fiscal year, but only three of the ten sectors outperformed the 12.55% return of the total index. The top performing sectors were: Energy up 51.70%, Utilities up 34.51% and Information Technology up 16.42%.

Stock selection was the reason for the Fund’s out-performance relative to its benchmark for the fiscal year. Five sectors in the Fund dramatically out-performed their concurrent sectors within the S&P 500®: Consumer Discretionary, Energy, Healthcare, Industrials and Information Technology. Each sector had many holdings that performed well for the Fund. Within the Consumer Discretionary and Industrials sectors, no large contributors existed, just solid performance across a basket of names. The Energy sector had two large contributors to performance: Halliburton Corp. (0.49% of the Fund) and Exxon Mobil Corp. (4.16% of the Fund). Amgen (3.56% of the Fund) was the standout performer within the Healthcare sector. Within the Information Technology sector, while several names performed extremely well, the strong out-performance of the sector can be tied to one name, Apple Computer (3.97% of the Fund).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Previously, the Fund compared its performance to the LLCCFI and the S&P 500®. The Fund’s competitive index has been changed to the LLCGFI and the Fund’s benchmark index has been changed to the Russell 1000 GI because the Fund’s adviser believes that these indexes more accurately reflect the Fund’s investment program.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	S&P 500	LLCCFI	LLCGFI
1-year	13.51%	12.55%	11.46%	15.47%
3-year	9.19%	12.02%	9.75%	9.66%
5-year	(5.48)%	(2.71)%	(4.03)%	(10.43)%
10-year	6.59%	9.85%	8.35%	6.36%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	S&P 500	LLCCFI	LLCGFI
1-year (NAV)	13.51%	12.55%	11.46%	15.47%
1-year (Offer)	6.98%
3-year (NAV)	9.19%	12.02%	9.75%	9.66%
3-year (Offer)	7.06%
5-year (NAV)	(5.48)%	(2.71)%	(4.03)%	(10.43)%
5-year (Offer)	(6.59)%
Since Inception
(12/31/98)
NAV	(0.92)%	1.39%	0.65%	(2.77)%
Offer	(1.80)%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	11.3%
Consumer Staples	12.5%

Energy	9.1%
Financials	18.8%
Healthcare	15.5%
Industrials	8.8%

Information Technology	16.4%
Material	3.1%
Telecommunications	2.5%
Utilities	1.0%

Other	1.0%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Value Fund

Fund Manager: Investment Experience: Analysts:	Matthew B. Fahey 21 years Gregory S. Dirkse, CFA; Laura Hosbein, CFA; Leon D. Dodge, CFA

The Marshall Mid-Cap Value Fund (the “Fund”) returned 19.16% for the fiscal year ended August 31, 2005 in comparison to the Russell Mid-Cap Value Index (“RMCVI”) return of 28.06% and the Lipper Mid-Cap Value Funds Index (“LMCVFI”) return of 22.85%.

The Fund’s performance during the last 12 months trailed RMCVI, as did over 80% of midcap value managers, as measured by Lehman Brothers. Significant returns in all sectors, especially Utilities and Energy, made beating RMCVI difficult. Energy company stocks advanced at unprecedented levels as the economy experienced continued increases in oil prices. These returns benefited both the Fund and RMCVI. The Fund recorded a 72.95% return in its Energy stocks while RMCVI had a 85.12% return for the 12 months ended August 31, 2005.

The most significant factor causing the Fund to trail its benchmarks was the stock picking within the Consumer Discretionary sector. The retail names selected by the Fund did not perform as well as other retail names in this sector, and none of the major positive contributors in homebuilders or casinos were captured by the Fund.

Several stocks in the Fund advanced, specifically Energy holdings: Arch Coal (0.00% of the Fund), Burlington Resources (0.00% of the Fund), Noble Energy (2.08% of the Fund) and Noble Corp. (1.88% of the Fund). Each of these stocks had been held for several years. Patience and low turnover paid off. Burlington Resources more than doubled this fiscal year and was up significantly in the four years it was held. The Fund adhered to the process of selling stocks that no longer meet the midcap definition and, therefore, liquidated Burlington Resources due to its capitalization.

The Fund invested in stocks based primarily on valuation and reduced positions as they approached price targets. This approach resulted in selling several stocks that had appreciated, while purchasing several stocks which appear to be attractively valued but currently are deemed out-of-favor.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	RMCVI	LMCVFI
1-year	19.16%	28.06%	22.85%
3-year	18.18%	21.71%	19.79%
5-year	14.73%	13.86%	10.26%
10-year	13.19%	14.11%	11.62%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	RMCVI	LMCVFI
1-year (NAV)	19.16%	28.06%	22.85%
1-year (Offer)	12.30%
3-year (NAV)	18.18%	21.71%	19.79%
3-year (Offer)	16.25%
5-year (NAV)	14.73%	13.86%	10.26%
5-year (Offer)	13.43%
Since Inception
(12/31/98)
NAV	13.36%	11.70%	11.29%
Offer	12.36%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	21.4%
Consumer Staples	8.2%
Energy	7.1%

Financials	9.7%
Healthcare	9.3%
Industrials	17.3%
Information Technology	12.8%

Material	4.3%
Telecommunications	3.8%
Utilities	4.5%
Other	1.6%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Growth Fund

Fund Managers: Investment Experience: Analyst:	James A. Stark, CFA and Kenneth S. Salmon 18 and 19 years, respectively Patrick M. Gundlach

The Marshall Mid-Cap Growth Fund (the “Fund”) returned 22.42% for the fiscal year ended August 31, 2005 in comparison to 23.93% for the Lipper Mid-Cap Growth Funds Index and 26.45% for the Fund’s benchmark, the Russell Mid-Cap Growth Index. During roughly the first half of the fiscal year, the stock market was quite strong. Investors were encouraged by the economy’s continued strength, steadily rising earnings expectations, and the Federal Reserve’s gradual pace of interest rate increases. The stock market made much less progress during the second half of the fiscal year. Economic growth decelerated somewhat, concerns began to rise about the impact of the continuing increase in energy prices and some rate-sensitive sectors began to lag.

The Fund outperformed its benchmark in five of ten sectors: Consumer Discretionary, Consumer Staples, Energy, Industrials and Materials. These results primarily reflected good stock selection as sector weights were comparable to the benchmark in all but the Energy sector, which was overweight. The Fund significantly underperformed in three key sectors: Financials, Healthcare and Information Technology. Those results were due primarily to poor stock selection although overweight positions in both the Healthcare and Information Technology sectors also contributed to the underperformance. In addition, the Fund’s lack of exposure to the very strong Utilities sector had a negative effect.

The top-five performing stocks for the period were: Chesapeake Energy Corporation (1.92% of the Fund) (Energy), Denbury Resources, Inc. (1.47% of the Fund) (Energy), Tempur-Pedic International, Inc. (0.25% of the Fund) (Consumer Discretionary), Sasol Ltd. (0.99% of the Fund) (Energy) and Monsanto Company (0.00% of the Fund) (Materials). The five worst-performing stocks were: The First Marblehead Corporation (0.00% of the Fund) (Financials), Doral Financial Corporation (0.00% of the Fund) (Financials), Harvest Natural Resources, Inc. (0.00% of the Fund) (Energy), Biogen Idec, Inc. (0.00% of the Fund) (Healthcare) and OSI Pharmaceuticals, Inc. (0.00% of the Fund) (Healthcare).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	RMCGI	LMCGFI
1-year	22.42%	26.45%	23.93%
3-year	13.60%	21.00%	16.57%
5-year	(8.08)%	(5.69)%	(7.54)%
10-year	8.38%	9.20%	7.27%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	RMCGI	LMCGFI
1-year (NAV)	22.42%	26.45%	23.93%
1-year (Offer)	15.38%
3-year (NAV)	13.60%	21.00%	16.57%
3-year (Offer)	11.38%
5-year (NAV)	(8.08)%	(5.69)%	(7.54)%
5-year (Offer)	(9.16)%
Since Inception
(12/31/98)
NAV	3.87%	5.07%	4.75%
Offer	2.96%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	19.1%
Consumer Staples	2.8%

Energy	8.2%
Financials	6.4%
Healthcare	21.9%
Industrials	10.2%

Information Technology	21.6%
Telecommunications	3.5%
Utilities	1.1%
Master Limited Partnership	1.0%
U.S. Treasury Bill	0.1%
Other	4.1%

Total	100.0%

Annual Report—Commentary	Marshall Small-Cap Growth Fund

Fund Managers: Investment Experience: Analyst:	James A. Stark, CFA and Kenneth S. Salmon 18 and 19 years, respectively Patrick M. Gundlach

The Marshall Small-Cap Growth Fund (the “Fund”) returned 27.14% for the fiscal year ended August 31, 2005 compared to 25.07% for the Lipper Small-Cap Growth Funds Index and 23.51% for the Fund’s benchmark, the Russell 2000 Growth Index. During roughly the first half of the fiscal year, the stock market was quite strong. Investors were encouraged by the economy’s continued strength, steadily rising earnings expectations and the Federal Reserve’s gradual pace of interest rate increases. The stock market made much less progress during the second half of the fiscal year. Economic growth decelerated somewhat, concerns began to rise about the impact of the continuing increase in energy prices, and some rate-sensitive sectors began to lag.

The Fund significantly outperformed its benchmark in four of ten sectors: Consumer Discretionary, Financials, Healthcare and Industrials. These results primarily reflected good stock selection as sector weights were comparable to the benchmark in all but Healthcare, which was overweight. The Fund significantly underperformed in two sectors: Energy and Information Technology. This was due primarily to poor stock selection although an overweight position in the Energy sector (the strongest of the ten) and an underweight position in Information Technology (a relatively poor performer) offset this slightly. Underperformance also occurred in the four remaining sectors: Consumer Staples, Materials, Telecommunication Services and Utilities. However, these sectors comprised a very small portion of the Fund and were not a key focus.

The top-five performing stocks for the period were: Immucor, Inc. (0.00% of the Fund) (Healthcare), Imax Corporation (1.70% of the Fund) (Consumer Discretionary), CB Richard Ellis Group, Inc. (1.36% of the Fund) (Financials), Joy Global, Inc. (1.63% of the Fund) (Industrials) and Tempur-Pedic International, Inc. (0.20% of the Fund) (Consumer Discretionary). The five worst-performing stocks were: AudioCodes Ltd. (0.00% of the Fund) (Information Technology), Harvest Natural Resources, Inc. (0.00% of the Fund) (Energy), New Frontier Media (0.00% of the Fund) (Consumer Discretionary), MCF Corporation (0.00% of the Fund) (Financials) and Santarus, Inc. (0.00% of the Fund) (Healthcare).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	Russell 2000 GI	LSCGI
1-year	27.14%	23.51%	25.07%
3-year	22.34%	19.87%	17.85%
5-year	0.19%	(3.68)%	(3.74)%
Since Inception (11/1/95)	13.16%	5.20%	8.09%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	Russell 2000 GI	LSCGI
1-year (NAV)	27.14%	23.51%	25.07%
1-year (Offer)	19.83%
3-year (NAV)	22.34%	19.87%	17.85%
3-year (Offer)	19.94%
5-year (NAV)	0.19%	(3.68)%	(3.74)%
5-year (Offer)	(0.99)%
Since Inception
(12/31/98)
NAV	6.62%	3.36%	6.23%
Offer	5.67%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	13.1%
Consumer Staples	1.4%

Energy	10.1%
Financials	9.8%
Healthcare	26.1%
Industrials	12.0%
Information Technology	18.7%

Materials	1.3%
Utilities	2.4%
Master Limited Partnership	1.9%

U.S. Government	0.1%
Other	3.1%

Total	100.0%

Annual Report—Commentary	Marshall International Stock Fund

Investment Adviser: Sub-advisers:^	M&I Investment Management Corp. Acadian Asset Management, Inc. BPI Global Asset Management LLC

The Marshall International Stock Fund (the “Fund”) returned 22.03% for the fiscal year ended August 31, 2005 compared to 23.58% for the MSCI EAFE Index and 24.52% for the Lipper International Multi-Cap Growth Index.

The fiscal year can be divided into distinct periods. During the last four months of 2004, global equity markets responded favorably to the U.S. presidential election. Investors abroad bid up stocks with some of the optimism also coming from stabilization in oil prices. Strong foreign currencies were also a major contributor to the investment returns from international equities. During the first six months of 2005, we witnessed somewhat of a reversal as international equity markets sputtered. While the global growth outlook remained solid, adverse trends in Energy prices and long-term interest rates were the two major factors that held back markets. A rebound in the U.S. dollar was another material hindrance to the investment returns from non-U.S. equities. Finally, in July and August, international equities rallied on encouraging economic data to close out the Fund’s fiscal year on a strong note.

On a sector basis, the Fund benefited from good stock selection in the Energy, Consumer Discretionary, Healthcare and Consumer Staples sectors. The Fund’s Energy holdings were the bright spot with companies such as PetroBras (2.54% of the Fund), Precision Drilling (1.36% of the Fund) and Statoil (1.58% of the Fund) having the greatest positive effect on performance. However, these positives were largely offset by the performance of the Fund’s Financials and Industrials holdings, along with overweight and underweight allocations to the Information Technology and Utilities sectors, respectively. Geographically, the Fund’s allocations to Emerging Markets and Canada had a materially positive effect on performance as those regions outperformed international markets on the whole. Unfortunately, an overweight position in Japan, the worst performing developed market during the period, and underweight positions in the relatively strong regions of Europe (ex-UK) and Asia (ex-Japan) nullified the benefits derived from the Fund’s Emerging Markets and Canadian holdings.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares and the Institutional Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Previously, the Fund compared its performance to the LIFI. The Fund’s competitive index has been changed because the Fund’s adviser believes that the LIMCGI more accurately reflects the Fund’s investment program.

^	Effective September 1, 2005, Acadian Asset Management, Inc. was added as an additional sub-adviser to the Fund to manage approximately 50% of the Fund’s portfolio. Also, effective September 1, 2005, Mr. William Sterling became the portfolio manager responsible for managing the portion of the Fund’s assets managed by BPI Global Asset Management LLC. The above commentary relates to fiscal 2005, during which BPI Global Asset Management LLC was the Fund’s sole sub-adviser.

Average Annual
Total Returns (Investor Class and Institutional Class)*
As of 8/31/05
	Fund	EAFE	LIFI	LIMCGI
1-year (Class Y)	22.03%	23.58%	24.52%	28.52%
1-year (Class I)	22.38%	23.58%	24.52%	28.52%
3-year (Class Y)	13.12%	18.25%	17.63%	17.36%
3-year (Class I)	13.43%	18.25%	17.63%	17.36%
5-year (Class Y)	(1.55)%	1.25%	1.45%	(2.57)%
5-year (Class I)	(1.29)%	1.25%	1.45%	(2.57)%
10-year (Class Y)	6.08%	5.58%	7.18%	7.37%
Since Inception
(9/1/99) (Class I)	3.12%	2.58%	4.05%	2.76%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	EAFE	LIFI	LIMCGI
1-year (NAV)	22.03%	23.58%	24.52%	28.52%
1-year (Offer)	15.02%
3-year (NAV)	13.15%	18.25%	17.63%	17.36%
3-year (Offer)	10.94%
5-year (NAV)	(1.56)%	1.25%	1.45%	(2.57)%
5-year (Offer)	(2.72)%
Since Inception
(12/31/98)
NAV	3.90%	3.43%	5.09%	4.57%
Offer	2.98%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	17.7%
Consumer Staples	5.7%

Energy	12.0%
Financials	23.0%
Healthcare	6.2%
Industrials	12.3%

Information Technology	4.5%
Material	2.4%
Telecommunications	13.5%
Other	2.7%

Total	100.0%

Annual Report—Commentary	Marshall Government Income Fund

Fund Manager: Investment Experience: Analyst:	Jason D. Weiner, CFA 16 years Ronald W. Tesmond

The Marshall Government Income Fund (the “Fund”) returned 3.61% for the fiscal year ended August 31, 2005 versus 3.99% and 3.38% for the Fund’s benchmark, the Lehman Brothers Mortgage-Backed Securities Index and the Lipper U.S. Mortgage Funds Index, respectively.

The bond market surprised most fixed income investors throughout the fiscal year by posting solid results even as the Federal Reserve embarked on an aggressive tightening cycle. Citing benign inflation and an economy on “solid footing,” the Fed moved eight times during the fiscal year bringing the overnight discount rate from 1.50% up to 3.50%. The result of these moves, however, was unexpected. Generally, when the Fed actively raises rates, the yield curve is expected to trend upward, with shorter dated maturities moving up at a faster rate than longer dated maturities, creating a flatter yield curve. However, in this Fed cycle, the curve flattened because the yields on longer dated maturities actually fell. This “conundrum,” as dubbed by Federal Reserve Chairman Alan Greenspan, was primarily driven by continued buying of U.S. fixed income securities by foreign governments and low expectations for inflation.

The Fund’s performance was attributed primarily to a continued emphasis on structured and pass-thru mortgages. The Mortgage sector outperformed all other sectors in the bond market posting 83 basis points of excess returns versus similar duration U.S. Treasuries and 33 basis points of excess return versus the Corporate sector. The Fund held a wide range of securities across the Mortgage Backed Securities sector for the purpose of sound diversification. Selectivity was of heightened importance with a focus on enhanced yield and providing consistent total returns.

The Fund also benefited from individual security selection. As interest rates rose and fell throughout the year, volatile movements in prepayment patterns created opportunities for the Fund to trade between current coupon mortgages and premium mortgages. Yield curve placement was also a factor in the Fund’s performance. The Fund used a barbell strategy of concentrating positions on the longer and shorter ends of the maturity spectrum. As the yield curve flattened, the Fund captured additional return relative to the benchmark. The Fund’s performance was hurt slightly by a modestly shorter duration position, as longer-term rates unexpectedly fell during the fiscal year.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	LMI	LUSMI
1-year	3.61%	3.99%	3.38%
3-year	3.85%	4.14%	3.48%
5-year	5.78%	6.45%	5.73%
10-year	5.78%	6.61%	5.79%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	LMI	LUSMI
1-year (NAV)	3.37%	3.99%	3.38%
1-year (Offer)	(1.54)%
3-year (NAV)	3.61%	4.14%	3.48%
3-year (Offer)	1.94%
5-year (NAV)	5.54%	6.45%	5.73%
5-year (Offer)	4.52%
Since Inception
(12/31/98)
NAV	4.94%	6.06%	5.18%
Offer	4.18%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 4.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	2.0%
Collateralized Mortgage Obligations	20.1%

Corporate Bonds	4.8%
Government Agencies	18.3%
Mortgage Backed Securities	45.9%
U.S. Treasury Notes	26.0%

Other	(17.1)%

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Bond Fund

Fund Manager: Investment Experience: Analysts:	Jason D. Weiner, CFA 16 years Blane D. Dexheimer, CFA; Vincent S. Russo, CFA; Andrew M. Reed

The Marshall Intermediate Bond Fund (the “Fund”) returned 2.90% for the fiscal year ended August 31, 2005 versus 2.55% and 2.30% for the Lehman Brothers Government/Credit Intermediate Index and the Lipper Short/Intermediate Investment Grade Debt Funds Index, respectively.

The Federal Reserve met eight times during the 12-month period and increased the Fed Funds rate by 25 basis points at each meeting. This measured pace brought the Fed Funds rate from 1.50% at the beginning of the year to 3.50% at fiscal year-end. Short-term bond rates rose as expected, however, longer term rates, ten years and out, either remained flat or actually decreased, with the 30 year part of the curve down 67 basis points year over year. This “conundrum,” as dubbed by Federal Reserve Chairman Alan Greenspan, was driven primarily by continued buying of U.S. securities by foreign governments as well as a benign inflation outlook for the majority of the year. During the last few months of the year a continued ramp up in oil and energy prices sparked new inflationary concerns and drove yields up from their intra-year lows.

The Fund’s performance versus the benchmarks can be attributed to several factors. First, the Fund took advantage of the changing shape of the yield curve by overweighting longer and shorter duration securities. This strategy, known as barbelling, can be beneficial when the yield curve is flattening. Next, the Fund benefited from overweights in both the Mortgage and Corporate sectors, which were the best performing sectors for the fiscal year. Superior security selection also benefited the Fund’s performance. Specifically, Cable/Media and Telecommunications holdings such as Comcast (1.41% of the Fund) and Telecom Italia (1.84% of the Fund) were positive contributors. The Corporate Bond sector stumbled midway through the fiscal year as Ford and GM announced dire profit outlooks. The Fund had minor exposure to both names, which slightly reduced the Fund’s out-performance. Finally, throughout the period, the Fund made tactical shifts in the duration of the portfolio to attempt to take advantage of the rise and fall in interest rates, which was an additive to performance.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	LGCI	LSIDF
1-year	2.90%	2.55%	2.30%
3-year	4.22%	4.28%	3.68%
5-year	5.48%	6.53%	5.40%
10-year	5.48%	6.28%	5.49%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	LGCI	LSIDF
1-year (NAV)	2.66%	2.55%	2.30%
1-year (Offer)	(2.21)%
3-year (NAV)	3.98%	4.28%	3.68%
3-year (Offer)	2.31%
5-year (NAV)	5.24%	6.53%	5.40%
5-year (Offer)	4.22%
Since Inception
(12/31/98)
NAV	4.81%	5.79%	4.99%
Offer	4.05%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 4.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	2.0%
Collateralized Mortgage Obligations	6.3%

Corporate Bonds	69.3%
Government Agencies	6.6%
Mortgage Backed Securities	10.1%
U.S. Treasury Securities	10.8%

Other	(5.1)%

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Tax-Free Fund

Fund Manager: Investment Experience: Analyst:	John D. Boritzke, CFA 21 years Andrew W. Tillman

The Marshall Intermediate Tax-Free Fund (the “Fund”) returned 1.83% for the fiscal year ended August 31, 2005 compared to 3.04% and 3.01% for the Lehman Brothers 7-Year General Obligations Bond Index and the Lipper Intermediate Municipal Debt Funds Index, respectively.

Despite eight instances of Federal Reserve monetary policy tightening during the latest fiscal year, the Fund benefited from the overall reduction in long-term interest rates. Similar to the prior fiscal year, the municipal yield curve flattened in configuration. For example, yield levels for a two-year maturity municipal bond rose approximately 120 basis points, but the 15-year area of the yield curve saw a 13 basis point rate reduction. When this type of yield curve shift occurs, generally the longest maturity holdings of the Fund perform the best. Short-term municipal interest rates are closer to long-term rates than have been seen in five years.

As compared to its peers, the Fund maintained a shorter than average maturity and duration during most of the fiscal year.*** A continued economic rebound was expected, coupled with subsequent inflationary fears to cause interest rates to trend higher. In true contrarian fashion, longer maturity bonds experienced stronger total returns than expected. For example, a 15-year general obligation index measured by Lehman Brothers is ahead 6.25%, while a comparable five-year index is only up 1.96%.

Overall credit quality was maintained at a high level, which in the current environment went unrewarded. Some of the weakest and most volatile sectors in the municipal market performed exceedingly well, as evidenced by the tobacco-backed revenue sector. The Fund has never owned tobacco issues as the longer-term risk/return profile was deemed unacceptable. On an after-tax basis, municipal bonds have generally remained a consistently attractive place to invest on behalf of upper tax bracket taxpayers. As compared to any other bond market sector, after-tax returns of municipal bonds ranked among the best relative values in the entire bond market universe, as measured by the Lehman Brothers Municipal Strategy Report.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	L7GO	LIMDI
1-year	1.83%	3.04%	3.01%
3-year	3.21%	4.31%	3.66%
5-year	4.83%	5.78%	5.07%
10-year	4.71%	5.62%	4.95%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
AAA	49.0%
AA	14.6%

A	2.4%
BBB	1.2%
NR	32.0%
Other	0.8%

Total	100.0%

Annual Report—Commentary	Marshall Short-Term Income Fund

Fund Manager: Investment Experience: Analyst:	Richard M. Rokus, CFA 12 years Blane D. Dexheimer, CFA

The Marshall Short-Term Income Fund (the “Fund”) returned 1.74% for the fiscal year ended August 31, 2005 versus 1.37% and 1.77% for the Merrill Lynch 1-3 Year U.S. Government/Corporate Index and the Lipper Short-Term Investment Grade Debt Fund Index, respectively.

Economic conditions remained strong, prompting the Federal Reserve to raise the overnight discount rate in an attempt to suppress inflation. During the fiscal year, the Fed lifted rates in 25 basis point increments from 1.50% to 3.50%. As expected, short-term money market yields responded accordingly. Longer rates, however, surprised investors and remained steady, and in some cases, actually fell. This “conundrum,” as dubbed by Federal Reserve Chairman Alan Greenspan, resulted from the continued buying of U.S. fixed income securities by foreign governments. In addition, productivity gains and a glut of a global supply of cheap goods and services kept inflation at bay, even as the U.S. economy picked up steam.

The Fund performed relatively well versus its market benchmarks by employing several strategies to exploit opportunities as they presented themselves. First, by maintaining a slightly shorter duration position, the Fund took advantage of rising short-term rates. Next, sector selection enhanced performance. AAA rated asset-backed securities were utilized to capture returns similar to the Corporate sector and increased the overall quality of the Fund. Holdings in the Industrial Services sector, such as Ford (2.40% of the Fund) and GM (1.88% of the Fund), experienced some volatility mid-year. Bad news from the automakers in March initially caused the bond prices to drop significantly. GM was downgraded by S&P and Fitch to below investment grade, causing the bonds to be removed from the market indexes. The bond prices, however, recovered nicely in June and July as management took steps to lower costs and improve profits. By the end of the year, holdings in both GM and Ford enhanced performance on a relative basis. Finally, the Fund suffered slightly from a lack of exposure to the Mortgage sector, which outperformed corporate bonds on an excess return basis for the year.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class of Shares would reduce the performance shown above. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	ML13	LSTIDI
1-year	1.74%	1.37%	1.77%
3-year	2.57%	2.44%	2.47%
5-year	4.29%	4.69%	4.08%
10-year	4.78%	5.30%	4.78%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	ML13	LSTIDI
1-year (NAV)	1.51%	1.37%	1.77%
1-year (Offer)	(0.52)%
3-year (NAV)	2.33%	2.44%	2.47%
3-year (Offer)	1.65%
Since Inception (10/31/00)
NAV	3.84%	4.59%	3.98%
Offer	3.41%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 2.00% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	10.4%
Collateralized Mortgage Obligations	24.6%

Corporate Bonds	37.5%
Government Agencies	14.6%
Mortgage Backed Securities	1.2%
Mutual Funds	8.7%

Other	3.0%

Total	100.0%

Annual Report—Commentary	Marshall Government Money Market Fund

Fund Manager: Investment Experience: Analyst:	Richard M. Rokus, CFA 12 years Blane D. Dexheimer, CFA

The Marshall Government Money Market Fund (the “Fund”) returned 2.11% for the fiscal year ended August 31, 2005 versus 1.83% for the Lipper U.S. Government Money Market Funds Index.

The U.S. economy showed strong signs of growth throughout the fiscal year. U.S. GDP showed year-over-year growth of a healthy 3.6%. Employment remained strong with the average unemployment rate for the fiscal year at 5.2%, down from 5.7% the previous fiscal year. As a result, the Federal Reserve, in an attempt to quell inflation, embarked on a cycle to tighten monetary policy and raised the overnight discount rate eight times during the year from 1.50% to 3.50%. The Fund’s performance greatly benefited from these moves as short-term money market rates moved in tandem with the discount rate. 90-day U.S. Treasury Bills began the year yielding a meager 1.55%, but ended with a considerably healthier 3.42% yield. Agency discount notes experienced a similar rise moving from 1.69% to 3.68% at year-end. Overnight U.S. Government Repurchase Agreements improved as well with yields of 1.52% at the beginning of the period and 3.50% by the end.

The Fund employed several strategies which led to out-performance versus its benchmark. First, the Fund rotated between sectors and securities to take advantage of opportunities as they presented themselves. Next, short-term floating rate agency notes, which offered a superior yield advantage in a rising rate environment, were utilized in lieu of fixed rate notes. The Fund also maintained a shorter average maturity for the fiscal year to capitalize on rising short-term rates. Later in the year, the Fund took advantage of the steeper slope of the short-term yield curve by purchasing one-year agency debt. This move allowed the Fund to capture higher yields available further out the short-term yield curve. The Fund also used floating rate overnight securities in lieu of other overnight instruments such as repurchase agreements and money market funds. This strategy bolstered the yield of the Fund without sacrificing liquidity.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Institutional Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	INGMMI	LUSGMMFI
1-year	2.11%	1.73%	1.83%
Since Inception
(5/17/04)	1.81%	1.44%	1.54%

Average Annual
Total Returns (Institutional Class)*
As of 8/31/05
	Fund	INGMMI	LUSGMMFI
1-year	2.37%	1.73%	1.83%
Since Inception
(5/28/04)	2.10%	1.47%	1.57%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Government Agencies	12.0%
Repurchase Agreements	88.0%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Prime Money Market Fund

Fund Manager: Investment Experience: Analyst:	Richard M. Rokus, CFA 12 years Blane D. Dexheimer, CFA

The Marshall Prime Money Market Fund (formerly named the Marshall Money Market Fund) (the “Fund”) returned 2.22% for the fiscal year ended August 31, 2005, versus 1.94% and 1.96% for both the Lipper Money Market Funds Index and the iMoneyNet, Inc. Money Fund Report Averages, respectively.

Money market investors benefited from higher short-term rates that came as a result of a tighter monetary policy. Over the course of the fiscal year, the Federal Reserve, citing a benign outlook for inflation and solid economic growth, raised the overnight discount rate from 1.50% to 3.50%. Short-term rates, which are highly correlated with the overnight discount rate, rose steadily over the course of the fiscal year. Short-term, high quality (90-day A1/P1) commercial paper, which began the fiscal year yielding 1.72%, ended up significantly at 3.79%. Agency discount notes experienced a similar rise moving from 1.69% to 3.68%. These higher rates were a welcome respite from the sub-1.00% yields of the previous fiscal year.

Throughout the year, the Fund took advantage of the changing yield environment by maintaining a slightly shorter average maturity. This strategy enhanced performance throughout the Federal Reserves’ eight rate increases. The Fund also gained an advantage by concentrating on securities and sectors that were poised to benefit from rising rates. Specifically, the Fund utilized floating rate notes over the course of the fiscal year, which we felt offered a significant advantage in a rising rate environment over fixed-rate commercial paper and agency discount notes. In addition, the Fund benefited by substituting corporate-backed repurchase agreements in lieu of repurchase agreements backed by government or money market securities. This strategy allowed the Fund to realize a relatively higher yield without sacrificing liquidity. The Fund also continued to utilize master notes, funding agreements and fixed rate corporate notes. These securities contributed positively to performance as they offered a yield advantage over agency, Treasury securities or bank certificates of deposits with similar maturities.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Advisor Class of Shares and the Institutional Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class and Institutional Class)*
As of 8/31/05
	Fund	MFRA	LMMFI
1-year (Class Y)	2.22%	1.96%	1.94%
1-year (Class I)	2.47%	1.96%	1.94%
3-year (Class Y)	1.34%	1.12%	1.10%
3-year (Class I)	1.59%	1.12%	1.10%
5-year (Class Y)	2.25%	1.98%	2.01%
5-year (Class I)	2.51%	1.98%	2.01%
10-year (Class Y)	3.83%	3.51%	3.56%
Since Inception
(4/30/00) (Class I)	2.81%	2.28%	2.31%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/05
	Fund	MFRA	LMMFI
1-year	1.91%	1.96%	1.94%
3-year	1.04%	1.12%	1.10%
5-year	1.95%	1.98%	2.01%
10-year	3.52%	3.51%	3.56%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Certificates of Deposit	7.3%
Commercial Paper	25.6%
Corporate Bonds	2.9%

Notes-Variable	48.3%
Repurchase Agreements	15.8%
Other	0.1%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Tax-Free Money Market Fund

Fund Manager: Investment Experience: Analyst:	Craig J. Mauermann 8 Years Scott Jennings

The Marshall Tax-Free Money Market Fund (the “Fund”), which was launched in September 2004, returned 1.60% for the period ended August 31, 2005, versus the Lipper Tax Exempt Money Market Fund Index, which returned 1.88% for the same time period.

The U.S. economy has seen robust growth by nearly every measure over the past year. GDP growth has been strong and broad. The unemployment rate declined to 5.2%. Most indicators of new business activity and manufacturing activity showed growing strength throughout the year. The housing market remained heated, with most areas seeing double-digit appreciation. Against this backdrop, the Federal Reserve sought to ensure that inflation stayed in check by steadily raising rates by 0.25% at every policy meeting held over the past year. At the beginning of the Fund’s fiscal year on September 1, 2004, the Fed Funds overnight rate was at 1.50%. The rate on August 31, 2005 was 3.50%.

The municipal market has been very choppy over the year, participating in the increase in rates, but in a somewhat irregular manner. Municipal yields out one year rose by nearly 1.40%, while municipal yields out 30 years fell by 0.40%, flattening the yield curve by nearly 1.80% over 12 months. Market expectations of higher rates kept the average maturity of the Fund shorter, which permitted the Fund to benefit more rapidly from rising rates. The Fund remained widely diversified across sectors and industries as little benefit was expected from holding concentrated positions. Also, little gain was expected from targeting differences in credit quality. Credit spreads continued to flatten, a trend that cannot be expected to continue forever. The investment team believes the market is most healthy when there is clear distinction between strong and weak credits. The Fund bought notes and longer-term commercial paper opportunistically whenever relative value was perceived, while maintaining the vast majority of assets in securities that reset daily or weekly. Additionally, the Fund adjusted its maturity and holdings throughout the year in an attempt to position the Fund for normal seasonal trends that occur in the municipal market.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class of Shares of the Fund. Performance for the Institutional Class of Shares will vary from the performance of the Investor Class of Shares shown above due to differences in charges and expenses. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

Average Annual
Total Returns (Investor Class)*
As of 8/31/05
	Fund	LTEMMFI	IMNTFNR
Since Inception (9/22/04)	1.60%	1.40%	1.37%

Average Annual
Total Returns (Institutional Class)*
As of 8/31/05
	Fund	LTEMMFI	IMNTFNR
Since Inception (6/29/05)	0.39%	0.36%	0.30%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current to the most recent month-end performance, please call 1-800-580-3863.

Portfolio Sector Allocations**
Sector	Fund
Municipals	97.5%
Mutual Funds	0.6%

Other	1.9%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Explanation of the Indexes (& Notes) in the Commentary

The views expressed in the commentary are as of August 31, 2005 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio managers’ forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund.

Marshall Large-Cap Value Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the S&P 500 Index, Russell 1000 VI, LEIFI and the LLCVFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the S&P 500 Index, Russell 1000 VI, LEIFI and the LLCVFI assumes dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the S&P 500 Index do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Performance returns for the LEIFI and the LLCVFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

***	Beta analyzes the market risk of a stock by showing how responsive the stock is to the market. The beta of the market is 1.00. Accordingly, a stock with a 1.10 beta is expected to perform 10% better than the market in up markets and 10% worse in down markets. Usually the higher betas represent riskier investments.

Marshall Large-Cap Growth Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the S&P 500 Index, Russell 1000 GI, LLCCFI and the LLCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the S&P 500 Index, Russell 1000 GI, LLCCFI and the LLCGFI assumes dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the S&P 500 Index do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LLCCFI and the LLCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Mid-Cap Value Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the RMCVI and the LMCVFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the RMCVI and the LMCVFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the RMCVI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Performance returns for the LMCVFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Mid-Cap Growth Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the RMCGI and the LMCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the RMCGI and the LMCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the RMCGI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LMCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.

Explanation of the Indexes (& Notes) in the Commentary (continued)

Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Small-Cap Growth Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from inception on November 1, 1995† to August 31, 2005, compared to the Russell 2000 GI and the LSCGI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 2000 GI and the LSCGI assumes dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the Russell 2000 GI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 2000 GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LSCGI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

***	Small-cap stocks are less liquid and more volatile than large-cap stocks.

†	The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund’s registration statement became effective on August 30, 1996, as adjusted to reflect the Fund’s anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain diversification requirements and investment restrictions imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been subject to those restrictions required under the 1940 Act, the performance may have been adversely affected.

Marshall International Stock Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from inception on September 1, 1994 to August 31, 2005, compared to the EAFE, the LIFI and the LIMCGI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the EAFE, the LIFI and the LIMCGI assumes dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the EAFE do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The EAFE is an unmanaged market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed and emerging markets outside of North America. Performance returns for the LIMCGI and LIFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

***	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Marshall Government Income Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the LMI and the LUSMI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LMI and the LUSMI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the LMI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Performance returns for the LUSMI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Intermediate Bond Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the LGCI and the LSIDF. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance for the LGCI and the LSIDF assumes dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the LGCI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Performance returns for the LSIDF do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Explanation of the Indexes (& Notes) in the Commentary (continued)

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Intermediate Tax-Free Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the L7GO and the LIMDI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the L7GO and the LIMDI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income generated by the Fund may be subject to the federal alternative minimum tax.

Performance returns for the L7GO do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Performance returns for the LIMDI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Short-Term Income Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the ML13 and the LSTIDI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the ML13 and the LSTIDI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the ML13 do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Performance returns for the LSTIDI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Government Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from May 17, 2004 (since inception) to August 31, 2005, compared to the INGMMI and the LUSGMMFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the INGMMI and the LUSGMMFI assumes dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The INGMMI is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LUSGMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Prime Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from August 31, 1995 to August 31, 2005, compared to the MFRA and the LMMFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the MFRA and the LMMFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MFRA™ is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Tax-Free Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class of Shares of the Fund from September 22, 2004 (since inception) to August 31, 2005, compared to the LTEMMFI and the IMNTFNR. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LTEMMFI and the IMNTFNR assumes dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LTEMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2005 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2005

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2005 (3/1/05-8/31/05).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Advisor(1)				Investor				Institutional
Fund	Beginning account value 3/1/05	Ending account value 8/31/05	Annualized Expense Ratio	Expenses paid during period 3/1/05- 8/31/05(2)	Beginning account value 3/1/05	Ending account value 8/31/05	Annualized Expense Ratio	Expenses paid during period 3/1/05- 8/31/05(2)	Beginning account value 3/1/05	Ending account value 8/31/05	Annualized Expense Ratio	Expenses paid during period 3/1/05- 8/31/05(2)
Large-Cap Value
Actual	$1,000.00	$1,018.50	1.2257%	$6.24	$1,000.00	$1,018.50	1.2265%	$6.24	$—	$—	—%	$—
Hypothetical (5% return before expenses)	1,000.00	1,018.82	1.2257	6.24	1,000.00	1,018.82	1.2265	6.24	—	—	—	—
Large-Cap Growth
Actual	1,000.00	1,022.50	1.2619	6.43	1,000.00	1,022.50	1.2621	6.43	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.64	1.2619	6.42	1,000.00	1,018.64	1.2621	6.42	—	—	—	—
Mid-Cap Value
Actual	1,000.00	1,046.90	1.1972	6.18	1,000.00	1,047.60	1.1971	6.18	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.96	1.1972	6.09	1,000.00	1,018.97	1.1971	6.09	—	—	—	—
Mid-Cap Growth
Actual	1,000.00	1,040.40	1.3449	6.92	1,000.00	1,040.40	1.3491	6.94	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.22	1.3449	6.84	1,000.00	1,018.20	1.3491	6.86	—	—	—	—

(See Notes which are an integral part of the Financial Statements)

Expense Example (Unaudited) (continued)

	Advisor(1)				Investor				Institutional
Fund	Beginning account value 3/1/05	Ending account value 8/31/05	Annualized Expense Ratio	Expenses paid during period 3/1/05- 8/31/05(2)	Beginning account value 3/1/05	Ending account value 8/31/05	Annualized Expense Ratio	Expenses paid during period 3/1/05- 8/31/05(2)	Beginning account value 3/1/05	Ending account value 8/31/05	Annualized Expense Ratio	Expenses paid during period 3/1/05- 8/31/05(2)
Small-Cap Growth
Actual	$1,000.00	$1,022.30	1.5703%	$8.00	$1,000.00	$1,021.70	1.5700%	$8.00	$—	$—	—%	$—
Hypothetical (5% return before expenses)	1,000.00	1,017.08	1.5703	7.98	1,000.00	1,017.09	1.5700	7.98	—	—	—	—
International Stock
Actual	1,000.00	1,045.40	1.4699	7.58	1,000.00	1,045.40	1.4580	7.52	1,000.00	1,047.30	1.2087	6.24
Hypothetical (5% return before expenses)	1,000.00	1,017.59	1.4699	7.48	1,000.00	1,017.65	1.4580	7.41	1,000.00	1,018.91	1.2087	6.15
Government Income
Actual	1,000.00	1,021.80	1.1196	5.71	1,000.00	1,023.00	0.8887	4.53	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.1196	5.70	1,000.00	1,020.52	0.8887	4.53	—	—	—	—
Intermediate Bond
Actual	1,000.00	1,021.10	0.9773	4.98	1,000.00	1,022.30	0.7468	3.81	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,020.07	0.9773	4.98	1,000.00	1,021.24	0.7468	3.80	—	—	—	—
Intermediate Tax-Free
Actual	—	—	—	—	1,000.00	1,013.90	0.6085	3.09	—	—	—	—
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,021.93	0.6085	3.10	—	—	—	—
Short-Term Income
Actual	1,000.00	1,013.60	0.7772	3.94	1,000.00	1,013.60	0.5464	2.77	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.7772	3.96	1,000.00	1,022.25	0.5464	2.79	—	—	—	—
Government Money Market
Actual	—	—	—	—	1,000.00	1,013.00	0.4496	2.28	1,000.00	1,014.30	0.1996	1.01
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.73	0.4496	2.29	1,000.00	1,023.99	0.1996	1.02
Prime Money Market
Actual	1,000.00	1,012.20	0.7479	3.79	1,000.00	1,013.80	0.4480	2.27	1,000.00	1,015.00	0.1982	1.01
Hypothetical (5% return before expenses)	1,000.00	1,021.23	0.7479	3.81	1,000.00	1,022.74	0.4480	2.28	1,000.00	1,024.00	0.1982	1.01
Tax-Free Money Market(3)
Actual	—	—	—	—	1,000.00	1,010.20	0.4588	2.32	1,000.00	1,003.90	0.2000	0.35
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.69	0.4588	2.34	1,000.00	1,008.41	0.2000	1.01

(1)	Effective November 1, 2005, the Rule 12b-1 fee of 0.25% applicable to the Advisor Class of Shares of all Funds other than the Prime Money Market Fund was eliminated for such Funds. Concurrent with this change, the shareholder servicing agent intends to eliminate the waiver of the 0.25% shareholder servicing fee applicable to the Advisor Class of Shares of these Funds. Accordingly, the expense ratio applicable to the Advisor Class of Shares is not expected to change.
(2)	Expenses are equal to the Funds’ expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	The Institutional Class commenced operations on June 29, 2005. Therefore, the multiplier is 64/365 (to reflect the period since commencement).

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Large-Cap Value Fund

Description	Shares	Value

Common Stocks — 98.1%

Consumer Discretionary — 7.0%

Apparel Retail — 0.6%
Chico’s FAS, Inc. (2)	32,500	$1,128,075
Limited Brands, Inc.	49,700	1,092,406
		2,220,481

Department Stores — 0.4%
Penney (J.C.) Co., Inc.	23,700	1,152,531
Nordstrom, Inc.	10,000	335,800
		1,488,331

Distributors — 0.7%
Genuine Parts Co.	50,000	2,291,000

Education Services — 0.4%
Career Education Corp. (2)	31,500	1,234,800

Homebuilding — 0.9%
D.R. Horton, Inc.	44,466	1,641,685
NVR, Inc. (2)	1,430	1,265,550
		2,907,235

Housewares & Specialties — 0.9%
Acco Brands Corp. (2)	7,638	199,354
Fortune Brands, Inc.	32,500	2,826,850
		3,026,204

Restaurants — 0.3%
Brinker International, Inc. (2)	31,100	1,155,365

Retail-Computer & Electronic — 0.5%
Best Buy Co., Inc.	37,500	1,787,250

Retail-Home Improvement — 1.6%
Home Depot, Inc.	133,500	5,382,720

Specialized Consumer Services — 0.4%
H&R Block, Inc.	44,100	1,188,495

Specialty Stores — 0.3%
Staples, Inc.	54,000	1,185,840
Total Consumer Discretionary		23,867,721

Consumer Staples — 5.3%

Agricultural Products — 1.2%
Archer-Daniels-Midland Co.	179,600	4,042,796

Distillers & Vintners — 0.3%
Brown-Forman Corp.	20,800	1,177,904

Packaged Foods/Meats — 0.6%
ConAgra Foods, Inc.	35,000	799,050
Heinz (H.J.) Co.	33,300	1,196,136
		1,995,186

Tobacco — 3.2%
Altria Group, Inc. (1)	140,000	9,898,000
UST, Inc.	21,250	904,400
		10,802,400
Total Consumer Staples		18,018,286

Description	Shares	Value

Common Stocks (continued)

Energy — 13.4%

Oil & Gas-Exploration and Production — 1.6%
Kerr-McGee Corp.	63,179	$5,561,647

Oil & Gas-Integrated — 10.7%
Chevron Corp.	214,500	13,170,300
ConocoPhillips	171,400	11,302,116
Exxon Mobil Corp.	201,500	12,069,850
		36,542,266

Oil & Gas-Refining/ Manufacturing — 1.1%
Kinder Morgan, Inc.	16,100	1,537,067
Valero Energy Corp.	19,200	2,044,800
		3,581,867
Total Energy		45,685,780

Financials — 29.9%

Asset Management & Custody Bank — 1.0%
Bank of New York Co., Inc., The (1)	112,000	3,423,840

Consumer Finance — 0.4%
Providian Financial Corp. (2)	64,900	1,207,140

Diversified Banks — 2.0%
Bank of America Corp.	27,900	1,200,537
U.S. Bancorp	42,825	1,251,347
Wachovia Corp.	23,750	1,178,475
Wells Fargo & Co.	55,000	3,279,100
		6,909,459

Diversified Financial Services — 3.5%
Citigroup, Inc.	161,000	7,046,970
J.P. Morgan Chase & Co.	145,150	4,919,133
		11,966,103

Insurance-Life/Health — 2.5%
Lincoln National Corp.	27,125	1,345,129
MetLife, Inc.	150,000	7,347,000
		8,692,129

Insurance-Property & Casualty — 4.4%
Chubb Corp.	53,000	4,608,880
Progressive Corp., The	12,400	1,195,484
St. Paul Travelers Companies, Inc.	190,000	8,171,900
W.R. Berkley Corp.	33,100	1,174,719
		15,150,983

Investment Banking & Brokerage — 2.8%
A.G. Edwards, Inc.	27,600	1,247,796
Goldman Sachs Group, Inc. (1)	27,200	3,024,096
Merrill Lynch & Co., Inc.	90,000	5,144,400
		9,416,292

Real Estate Investment Trusts — 4.2%
Equity Office Properties Trust	40,300	1,341,990
Equity Residential Properties Trust	112,546	4,250,862
Plum Creek Timber Co., Inc.	65,775	2,417,231
Rayonier, Inc.	85,000	4,611,250
Simon Property Group, Inc. (1)	20,322	1,545,895
		14,167,228

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Value Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Financials (continued)

Regional Banks — 8.7%
AmSouth Bancorporation	47,400	$1,247,568
BB&T Corp.	150,000	6,085,500
First Horizon National Corp.	130,000	5,080,400
KeyCorp	38,479	1,274,424
National City Corp.	205,000	7,509,150
PNC Financial Services Group (1)	150,000	8,434,500
		29,631,542

Thrifts & Mortgage Financials — 0.4%
Washington Mutual Bank FA (1)	31,725	1,319,126
Total Financials		101,883,842

Healthcare — 6.0%

Biotechnology — 0.9%
Amgen, Inc. (2)	15,100	1,206,490
Gilead Sciences, Inc. (2)	41,900	1,801,700
		3,008,190

Healthcare-Distributors — 0.7%
AmerisourceBergen Corp.	16,700	1,246,989
Cardinal Health, Inc.	20,700	1,233,927
		2,480,916

Healthcare-Equipment — 0.4%
PerkinElmer, Inc.	59,750	1,236,825

Healthcare-Managed — 0.4%
WellPoint, Inc. (2)	16,500	1,225,125

Healthcare-Services — 0.3%
Express Scripts, Inc. (2)	21,000	1,215,060

Healthcare-Supplies — 0.3%
Bausch & Lomb, Inc.	15,400	1,167,166

Pharmaceuticals — 3.0%
Abbott Laboratories	26,500	1,195,945
Allergan, Inc.	12,800	1,178,240
Bristol-Myers Squibb Co.	96,275	2,355,849
Johnson & Johnson	20,000	1,267,800
Merck & Co., Inc.	60,600	1,710,738
Pfizer, Inc.	48,000	1,222,560
Wyeth	26,500	1,213,435
		10,144,567
Total Healthcare		20,477,849

Industrials — 10.0%

Aerospace & Defense — 4.8%
Boeing Co., The	17,900	1,199,658
General Dynamics Corp.	28,600	3,277,274
L-3 Communications Holdings, Inc.	21,100	1,727,668
Lockheed Martin Corp.	27,700	1,724,048
Northrop Grumman Corp.	149,000	8,357,410
		16,286,058

Diversified Commercial Services — 0.3%
Cendant Corp.	59,000	1,200,060

Description	Shares	Value

Common Stocks (continued)

Industrials (continued)

Commercial Printing — 1.3%
Donnelley (R.R.) & Sons Co.	116,500	$4,352,440

Electrical Equipment — 0.9%
Emerson Electric Co.	44,400	2,987,232

Industrial Conglomerates — 1.8%
3M Co.	48,300	3,436,545
General Electric Co.	81,300	2,732,493
		6,169,038

Machinery-Construction & Farming — 0.9%
Cummins, Inc. (1)	35,000	3,026,450
Total Industrials		34,021,278

Information Technology — 5.7%

Application Software — 0.4%
AutoDesk, Inc.	31,500	1,360,800

Communications Equipment — 1.4%
Harris Corp.	38,000	1,467,180
Motorola, Inc.	82,100	1,796,348
Qualcomm, Inc.	35,000	1,389,850
		4,653,378

Computer Hardware — 0.7%
Dell, Inc. (2)	33,800	1,203,280
Hewlett Packard Co.	44,900	1,246,424
		2,449,704

Semiconductors — 0.9%
Intel Corp.	76,500	1,967,580
NVIDIA Corp. (2)	40,900	1,254,812
		3,222,392

Services-Data Processing — 0.5%
Global Payments, Inc.	25,500	1,677,390

System Software — 1.8%
Microsoft Corp.	225,000	6,165,000
Total Information Technology		19,528,664

Materials — 4.7%

Chemicals-Commodity — 0.8%
Lyondell Chemical Co.	115,000	2,967,000

Chemicals-Diversified — 2.9%
Ashland, Inc.	20,300	1,234,037
Dow Chemical Co., The	147,500	6,372,000
Du Pont (E.I.) de Nemours & Co.	18,000	712,260
PPG Industries, Inc.	24,200	1,524,116
		9,842,413

Diversified Metal/Mining — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	30,100	1,269,317
Phelps Dodge Corp.	19,450	2,091,458
		3,360,775
Total Materials		16,170,188

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Large-Cap Value Fund (continued)

Description	Shares or Principal Amount	Value

Common Stocks (continued)

Telecommunications — 6.2%

Integrated Telecommunication Services — 6.2%
BellSouth Corp. (1)	106,100	$2,789,369
Citizens Communications Co.	156,100	2,129,204
SBC Communications, Inc. (1)	245,000	5,899,600
Sprint Nextel Corp.	231,000	5,989,830
Verizon Communications (1)	127,000	4,154,170
Total Telecommunications		20,962,173

Utilities — 9.9%

Electric Utilities — 6.0%
American Electric Power Co., Inc. (1)	143,300	5,327,894
DTE Energy Co.	30,000	1,373,100
FirstEnergy Corp.	92,400	4,715,172
Great Plains Energy, Inc.	37,600	1,168,984
Progress Energy, Inc.	44,500	1,939,755
Southern Co.	132,200	4,547,680
WPS Resources Corp.	20,800	1,198,912
		20,271,497

Multi-Utilities — 3.9%
Constellation Energy Group	68,000	3,995,000
Dominion Resources, Inc.	61,500	4,703,520
Duke Energy Corp. (1)	164,000	4,754,360
		13,452,880
Total Utilities		33,724,377
Total Common Stocks (identified cost $281,117,615)		334,340,158
Purchased Call Option — 0.0%
Dell, Inc., 11/19/2005, Strike Price $42.50	200	1,000
Walt Disney Co., 1/21/2006, Strike Price $27.50	100	4,000
Qualcomm, Inc., 10/22/2005, Strike Price $40.00	200	28,000
Total Purchased Call Options (identified cost $54,900)		33,000
Collateral Pool Investment for Securities on Loan — 7.3% (See Note 2 of the Financial Statements) (identified cost $24,724,466)		24,724,466

Repurchase Agreement — 1.8%
Agreement with Morgan Stanley & Co., Inc., 3.5800%, dated 8/31/2005, to be repurchased at $6,086,703 on 9/1/2005, collateralized by U.S. Government Agency Obligations with various maturities to 8/1/2007 with a market value of $6,230,657 (at amortized cost)	$6,086,098	6,086,098
Total Investments — 107.2% (identified cost $311,983,079)		365,183,722
Other Assets and Liabilities — (7.2)%		(24,417,477)
Total Net Assets — 100.0%		$340,766,245

Large-Cap Growth Fund

Description	Shares	Value

Common Stocks — 99.0%

Consumer Discretionary — 11.3%

Apparel Retail — 1.1%
American Eagle Outfitters	28,500	$815,955
Chico’s FAS, Inc. (2)	25,800	895,518
Urban Outfitters, Inc. (1)(2)	16,100	896,126
		2,607,599

Broadcasting & Cable — 1.8%
Comcast Corp., Class A (2)	147,400	4,532,550

Department Stores — 0.3%
Kohl’s Corp. (2)	15,500	812,975

General Merchandise — 0.7%
Dollar General Corp.	43,100	821,486
Target Corp.	16,400	881,500
		1,702,986

Homebuilding — 1.2%
D.R. Horton, Inc.	25,600	945,149
MDC Holdings, Inc. (1)	11,530	880,661
NVR, Inc. (1)(2)	1,200	1,062,000
		2,887,810

Hotels — 0.7%
Carnival Corp. (1)	17,200	848,648
Starwood Hotels & Resorts Worldwide, Inc.	15,200	886,160
		1,734,808

Motorcycle Manufacturers — 0.4%
Harley-Davidson, Inc. (1)	17,800	876,828

Movies & Entertainment — 1.9%
Time Warner, Inc.	148,000	2,652,160
Walt Disney Co.	83,200	2,095,808
		4,747,968

Restaurants — 0.7%
McDonald’s Corp.	29,600	960,520
Starbucks Corp. (2)	16,000	784,640
		1,745,160

Retail-Home Improvement — 1.7%
Home Depot, Inc.	76,900	3,100,608
Lowe’s Cos., Inc. (1)	15,000	964,650
		4,065,258

Specialty Stores — 0.8%
Carmax, Inc. (1)(2)	34,800	1,108,728
Williams-Sonoma, Inc. (1)(2)	22,200	893,550
		2,002,278
Total Consumer Discretionary		27,716,220

Consumer Staples — 12.5%

Agricultural Products — 0.4%
Archer-Daniels-Midland Co.	42,800	963,428

Household Products — 4.5%
Clorox Co.	15,400	886,578
Procter & Gamble Co.	182,500	10,125,100
		11,011,678

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Consumer Staples (continued)

Hypermarkets & Supercenters — 2.7%
Wal-Mart Stores, Inc.	147,800	$6,645,088

Personal Products — 0.4%
Gillette Co.	16,700	899,629

Retail-Drugs — 0.6%
Walgreen Co.	33,200	1,538,156

Retail-Food — 0.3%
7-Eleven, Inc. (2)	28,500	807,690

Soft Drinks — 2.5%
Coca-Cola Co.	68,900	3,031,600
PepsiCo, Inc.	58,600	3,214,210
		6,245,810

Tobacco — 1.1%
Altria Group, Inc.	25,500	1,802,850
UST, Inc.	19,200	817,152
		2,620,002
Total Consumer Staples		30,731,481

Energy — 9.1%

Oil & Gas-Drilling — 0.8%
Nabors Industries, Ltd. (2)	14,700	984,900
Transocean, Inc. (2)	16,500	974,160
		1,959,060

Oil & Gas-Equipment and Services — 0.9%
Baker Hughes, Inc.	18,000	1,057,500
Halliburton Co.	19,600	1,214,612
		2,272,112

Oil & Gas-Exploration and Production — 1.7%
Apache Corp.	14,100	1,009,842
Devon Energy Corp.	18,400	1,118,168
EOG Resources, Inc.	16,200	1,034,046
XTO Energy, Inc.	27,533	1,095,813
		4,257,869

Oil & Gas-Integrated — 4.7%
ConocoPhillips	16,800	1,107,792
Exxon Mobil Corp.	171,100	10,248,890
Marathon Oil Corp.	3,025	194,538
		11,551,220

Oil & Gas-Refining and Marketing — 1.0%
Sunoco, Inc.	16,200	1,177,740
Valero Energy Corp. (1)	11,800	1,256,700
		2,434,440
Total Energy		22,474,701

Description	Shares	Value

Common Stocks (continued)

Financials — 18.8%

Asset Management & Custody Banking — 1.1%
Bank of New York Co., Inc.	30,200	$923,214
SEI Investments Co.	23,600	853,376
State Street Corp. (1)	17,600	850,608
		2,627,198

Consumer Finance — 0.8%
American Express Co.	16,000	883,840
Capital One Financial Corp.	11,800	970,432
		1,854,272

Diversified Banks — 3.4%
Bank of America Corp.	195,120	8,396,014

Diversified Financial Services — 3.7%
Citigroup, Inc.	209,700	9,178,569

Insurance-Life/Health — 1.3%
Prudential Financial, Inc.	48,300	3,109,071

Insurance-Multi-Line — 0.7%
American International Group, Inc.	15,950	944,240
Hartford Financial Services Group, Inc.	11,800	861,990
		1,806,230

Insurance-Property & Casualty — 0.7%
St. Paul Travelers Companies, Inc.	22,400	963,424
W.R. Berkley Corp.	25,000	887,250
		1,850,674

Investment Banking & Brokerage — 3.7%
Goldman Sachs Group, Inc. (1)	29,300	3,257,574
Lehman Brothers Holdings, Inc. (1)	9,300	982,638
Merrill Lynch & Co., Inc. (1)	70,690	4,040,640
Morgan Stanley	17,600	895,312
		9,176,164

Real Estate Investment Trusts — 0.4%
Plum Creek Timber Co., Inc.	24,200	889,350

Regional Banks — 0.8%
Synovus Financial Corp.	30,100	865,977
TCF Financial Corp.	34,900	988,019
		1,853,996

Thrifts & Mortgage Finance — 2.2%
Countrywide Financial Corp.	22,600	763,654
Federal Home Loan Mortgage Corp.	48,200	2,910,316
MGIC Investment Corp.	14,100	880,263
Radian Group, Inc.	18,700	957,066
		5,511,299
Total Financials		46,252,837

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Large-Cap Growth Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Healthcare — 15.5%

Biotechnology — 4.6%
Amgen, Inc. (1)(2)	109,500	$8,749,050
Cephalon, Inc. (1)(2)	22,500	911,700
Gilead Sciences, Inc. (1)(2)	36,000	1,548,000
		11,208,750

Healthcare-Distributors — 0.4%
AmerisourceBergen Corp. (1)	13,600	1,015,512

Healthcare-Equipment — 2.2%
Fisher Scientific International (2)	21,300	1,373,424
Medtronic, Inc.	54,400	3,100,800
Zimmer Holdings, Inc. (2)	11,100	912,087
		5,386,311

Healthcare-Facilities — 0.3%
Triad Hospitals, Inc. (2)	16,800	808,752

Healthcare-Managed — 1.9%
UnitedHealth Group, Inc.	17,300	890,950
WellPoint, Inc. (2)	52,300	3,883,275
		4,774,225

Pharmaceuticals — 6.1%
Johnson & Johnson	150,300	9,527,517
Lilly (Eli) & Co.	44,700	2,459,394
Wyeth	66,800	3,058,772
		15,045,683
Total Healthcare		38,239,233

Industrials — 8.8%

Aerospace & Defense — 1.0%
L-3 Communications Holdings, Inc.	11,700	957,996
United Technologies Corp.	28,000	1,400,000
		2,357,996

Diversified Commercial Services — 0.3%
Laureate Education, Inc. (2)	18,500	774,225

Industrial Conglomerates — 4.7%
General Electric Co.	272,700	9,165,447
Tyco International Ltd.	83,600	2,326,588
		11,492,035

Machinery-Construction & Farming — 1.2%
Caterpillar, Inc.	36,200	2,008,738
Cummins, Inc.	12,300	1,063,581
		3,072,319

Machinery-Industrial — 0.4%
Parker-Hannifin Corp.	14,400	927,936

Railroads — 1.2%
Burlington Northern Santa Fe Corp.	38,400	2,035,968
Norfolk Southern Corp.	27,900	993,519
		3,029,487
Total Industrials		21,653,998

Description	Shares	Value

Common Stocks (continued)

Information Technology — 16.4%

Application Software — 2.6%
AutoDesk, Inc.	145,200	$6,272,640

Computer Hardware — 4.0%
Apple Computer, Inc. (2)	208,200	9,770,826

Data Processing — 2.1%
Fiserv, Inc. (1)(2)	116,100	5,209,407

Electronic Equipment Manufacturing — 0.9%
Flir Systems, Inc. (1)(2)	72,200	2,331,338

Home Entertainment Software — 0.8%
Activision, Inc. (2)	88,500	1,977,975

Internet Software & Service — 1.7%
Yahoo!, Inc. (1)(2)	124,100	4,137,494

Semiconductors — 2.5%
Advanced Micro Devices, Inc. (1)(2)	89,300	1,854,761
Cree, Inc. (1)(2)	59,000	1,512,760
NVIDIA Corp. (2)	93,500	2,868,580
		6,236,101

Semiconductor Equipment — 0.9%
Lam Research Corp. (1)(2)	72,000	2,282,400

Systems Software — 0.9%
McAfee, Inc. (2)	74,700	2,289,555
Total Information Technology		40,507,736

Materials — 3.1%

Aluminum — 0.4%
Alcoa, Inc.	32,300	865,317

Chemicals-Diversified — 1.5%
Dow Chemical Co.	67,400	2,911,680
Du Pont (E.I.) de Nemours & Co.	18,500	732,045
		3,643,725

Diversified Metals/Mining — 0.4%
Phelps Dodge Corp.	9,800	1,053,794

Steel — 0.8%
Allegheny Technologies, Inc. (1)	39,700	1,096,514
Nucor Corp.	17,000	960,160
		2,056,674
Total Materials		7,619,510

Telecommunications — 2.5%

Integrated Telecommunication Services — 2.5%
Sprint Nextel Corp.	120,700	3,129,751
Verizon Communications	91,350	2,988,059
Total Telecommunications		6,117,810

Utilities — 1.0%

Electric Utilities — 0.6%
Allegheny Energy, Inc. (1)(2)	49,200	1,483,873

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth Fund (continued)

Description	Shares or Principal Amount	Value

Common Stocks (continued)

Utilities (continued)

Independent Power Producers — 0.4%
Constellation Energy Group, Inc.	16,200	$951,750
Total Utilities		2,435,623
Total Common Stocks (identified cost $206,686,540)		243,749,149
Collateral Pool Investment for Securities on Loan — 14.8% (See Note 2 of the Financial Statements) (identified cost $36,413,059)		36,413,059

Repurchase Agreement — 1.0%
Agreement with Morgan Stanley & Co., Inc., 3.58%, dated 8/31/2005, to be repurchased at $2,406,114 on 9/1/2005, collateralized by a U.S. Government Agency Obligation with a maturity of 5/23/2007, with a market value of $2,721,325 (at amortized cost)	$2,405,874	2,405,874
Total Investments — 114.8% (identified cost $245,505,473)		282,568,082
Other Assets and Liabilities — (14.8)%		(36,478,296)
Total Net Assets — 100.0%		$246,089,786

Mid-Cap Value Fund

Description	Shares	Value

Common Stocks — 98.4%

Consumer Discretionary — 21.4%

Advertising — 1.6%
The Interpublic Group of Cos., Inc. (1)(2)	856,900	$10,394,197

Apparel/Accessories — 3.1%
Jones Apparel Group, Inc.	320,000	9,017,600
Liz Claiborne, Inc.	270,000	11,078,100
		20,095,700

Auto Parts & Equipment — 1.3%
Johnson Controls, Inc.	140,000	8,397,200

Broadcasting & Cable — 1.3%
Clear Channel Communications, Inc.	258,300	8,601,390

Home Furnishings — 1.8%
Furniture Brands International, Inc. (1)	610,000	11,657,100

Home Improvement-Retail — 1.3%
The Sherwin-Williams Co.	177,000	8,205,720

Description	Shares	Value

Common Stocks (continued)

Consumer Discretionary (continued)

Household Appliances — 2.7%
Snap-On Tools Corp.	500,000	$17,750,000

Leisure Products — 2.9%
Brunswick Corp.	175,000	7,700,000
Mattel, Inc. (1)	620,000	11,178,600
		18,878,600

Photographic Products — 1.0%
Eastman Kodak Co. (1)	273,000	6,653,010

Publishing — 2.9%
Scholastic Corp. (1)(2)	231,000	8,424,570
Tribune Co.	268,000	10,068,760
		18,493,330

Specialty Stores — 1.5%
Pier 1 Imports, Inc. (1)	763,000	9,499,350
Total Consumer Discretionary		138,625,597

Consumer Staples — 8.2%

Brewery — 1.3%
Molson Coors Brewing Co.	130,000	8,334,300

Packaged Foods/Meats — 2.7%
Del Monte Foods Co. (2)	1,025,700	11,087,817
Smithfield Foods, Inc. (1)(2)	235,500	6,558,675
		17,646,492

Retail-Food — 2.5%
Kroger Co. (1)(2)	528,500	10,432,590
SUPERVALU, Inc.	177,400	6,173,520
		16,606,110

Soft Drinks — 1.7%
Coca-Cola Enterprises, Inc.	482,000	10,772,700
Total Consumer Staples		53,359,602

Energy — 7.1%

Oil & Gas-Drilling — 4.1%
ENSCO International, Inc.	356,000	14,546,160
Noble Corp. (1)	171,500	12,227,950
		26,774,110

Oil & Gas-Exploration and Production — 3.0%
Noble Energy, Inc.	153,000	13,485,420
Pioneer Natural Resources Co.	120,500	5,952,700
		19,438,120
Total Energy		46,212,230

Financials — 9.7%

Insurance-Life/Health — 1.6%
Protective Life Corp.	247,500	10,154,925

Insurance-Property & Casualty — 4.2%
ACE Ltd.	207,500	9,215,075
Ambac Financial Group, Inc.	155,000	10,629,900
SAFECO Corp.	143,600	7,487,304
		27,332,279

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Mid-Cap Value Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Financials (continued)

Reinsurance — 2.5%
PartnerRe Ltd.	200,000	$12,140,000
RenaissanceRe Holding Ltd.	95,150	4,311,247
		16,451,247

Thrifts & Mortgage Finance — 1.4%
MGIC Investment Corp.	143,000	8,927,490
Total Financials		62,865,941

Healthcare — 9.3%

Healthcare-Distributors — 2.3%
AmerisourceBergen Corp. (1)	200,000	14,934,000

Healthcare-Facilities — 1.2%
Universal Health Services, Inc.	150,000	7,666,500

Healthcare-Services — 4.5%
Apria Healthcare Group, Inc. (2)	387,400	13,260,702
Omnicare, Inc.	300,000	15,765,000
		29,025,702

Healthcare-Supplies — 1.3%
Bausch & Lomb, Inc.	115,000	8,715,850
Total Healthcare		60,342,052

Industrials — 17.3%

Aerospace & Defense — 1.7%
Northrop Grumman Corp.	200,000	11,218,000

Commercial Printing — 1.8%
Donnelley (R.R.) & Sons Co.	316,850	11,837,516

Electrical Components — 1.2%
Hubbell, Inc., Class B (2)	180,000	8,136,000

Machinery-Industrial — 1.5%
Parker-Hannifin Corp.	150,000	9,666,000

Railroads — 1.1%
CSX Corp.	170,000	7,468,100

Services-Diversified Commercials — 3.6%
Adesa, Inc.	466,000	10,624,800
Watson Wyatt & Co. Holdings (1)	410,000	11,180,700
		21,805,500

Services-Employment — 1.8%
Manpower, Inc.	262,300	11,819,238

Services-Environmental — 1.5%
Republic Services, Inc.	275,000	9,963,250

Trade Companies & Distribution — 1.4%
Grainger (W.W.), Inc.	145,000	9,326,400

Trucking — 1.7%
Swift Transportation Co. (1)(2)	559,000	11,146,460
Total Industrials		112,386,464

Description	Shares	Value

Common Stocks (continued)

Information Technology — 12.8%

Application Software — 2.1%
Cadence Design Systems, Inc. (2)	218,500	$3,498,185
Synopsys, Inc. (2)	526,000	9,994,000
		13,492,185

Computer Storage/ Peripheral — 1.4%
Imation Corp.	230,000	9,685,300

IT Consulting & Services — 1.9%
ProQuest Co. (2)	336,700	12,111,099

Office Electronics — 1.7%
Xerox Corp. (1)(2)	840,000	11,264,400

Services-Data Processing — 5.7%
BISYS Group, Inc. (2)	705,000	10,525,650
Computer Sciences Corp. (2)	252,000	11,226,600
Convergys Corp. (1)(2)	600,000	8,532,000
Sabre Holdings Corp.	340,000	6,521,200
		36,805,450
Total Information Technology		83,358,434

Materials — 4.3%

Paper Packaging — 1.7%
Packaging Corp. of America	538,000	11,276,480

Paper Products — 1.5%
Bowater, Inc.	310,000	9,619,300

Steel — 1.1%
Nucor Corp.	127,000	7,172,960
Total Materials		28,068,740

Telecommunication Services — 3.8%

Integrated Telecommunication Services — 3.8%
Alltel Corp.	190,000	11,778,100
Citizens Communications Co., Class B	925,000	12,617,000
Total Telecommunication Services		24,395,100

Utilities — 4.5%

Electric Utilities — 3.0%
Cinergy Corp. (1)	240,000	10,569,600
Xcel Energy, Inc. (1)	455,000	8,754,200
		19,323,800

Multi-Utilities — 1.5%
Constellation Energy Group	170,800	10,034,500
Total Utilities		29,358,300
Total Common Stocks (identified cost $539,075,979)		638,972,460
Collateral Pool Investment for Securities on Loan — 11.4% (See Note 2 of the Financial Statements) (identified cost $74,150,905)		74,150,905

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund (continued)

Description	Principal Amount	Value

Repurchase Agreement — 3.3%
Agreement with Morgan Stanley & Co., Inc., 3.58%, dated 8/31/2005, to be repurchased at $21,620,243 on 9/1/2005, collateralized by U.S. Government Agency Obligations with various maturities to 6/1/2010, with a market value of $22,958,557 (at amortized cost)	$21,618,093	$21,618,093
Total Investments — 113.1% (identified cost $634,844,977)		734,741,458
Other Assets and Liabilities — (13.1)%		(84,951,638)
Total Net Assets — 100.0%		$649,789,820

Mid-Cap Growth Fund

Description	Shares	Value

Common Stocks — 94.8%

Consumer Discretionary — 19.1%

Advertising — 0.5%
Lamar Advertising Co., Class A (1)(2)	20,000	$804,400

Apparel/Accessories — 1.1%
Coach, Inc. (1)(2)	60,000	1,991,400

Casinos & Gaming — 1.8%
Harrah’s Entertainment, Inc.	12,500	869,500
Scientific Games Corp., Class A (1)(2)	75,000	2,260,500
		3,130,000

Department Stores — 2.1%
Nordstrom, Inc.	40,000	1,343,200
Penney (J.C.) Co., Inc.	50,000	2,431,500
		3,774,700

Entertainment — 0.2%
Pixar (2)	10,000	439,000

Homebuilding — 1.5%
Desarrolladora Homex, ADR (1)(2)	30,000	901,800
Pulte Homes, Inc.	10,000	862,000
Ryland Group, Inc. (1)	12,500	904,500
		2,668,300

Home Furnishings — 0.2%
Tempur-Pedic International, Inc. (1)(2)	27,500	441,925

Hotels — 2.8%
Hilton Hotels Corp.	90,000	2,085,300
Marriott International, Inc., Class A	15,000	948,150
Starwood Hotels & Resorts Worldwide, Inc.	32,500	1,894,750
		4,928,200

Description	Shares	Value

Common Stocks (continued)

Consumer Discretionary (continued)

Leisure Products — 0.8%
SCP Pool Corp.	37,500	$1,372,500

Restaurants — 1.4%
Darden Restaurants, Inc.	25,000	785,250
Outback Steakhouse, Inc.	20,000	832,200
Wendy’s International, Inc.	17,500	824,950
		2,442,400

Retail-Apparel — 1.7%
Abercrombie & Fitch Co., Class A	32,500	1,807,325
Chico’s FAS, Inc. (2)	32,500	1,128,075
		2,935,400

Retail-Automotive — 1.0%
Advance Auto Parts, Inc. (2)	28,500	1,736,505

Retail-Computer & Electronics — 0.7%
Best Buy Co., Inc.	26,250	1,251,075

Specialty Stores — 2.8%
Charming Shoppes, Inc. (2)	115,000	1,389,200
Coldwater Creek, Inc. (2)	60,000	1,839,000
Michaels Stores, Inc.	47,500	1,724,250
		4,952,450

Toys — 0.5%
Marvel Enterprises, Inc. (1)(2)	45,000	866,250
Total Consumer Discretionary		33,734,505

Consumer Staples — 2.8%

Consumer Products — 1.1%
Jarden Corp. (1)(2)	47,500	1,885,275

Retail-Drug — 1.0%
CVS Corp. (1)	60,000	1,762,200

Retail-Food — 0.7%
Whole Foods Market, Inc.	10,000	1,292,600
Total Consumer Staples		4,940,075

Energy — 8.2%

Energy Equipment & Services — 0.5%
BJ Services Co.	15,000	946,200

Oil & Gas-Drilling — 1.6%
Patterson-UTI Energy, Inc.	80,000	2,721,600

Oil & Gas-Exploration and Production — 5.1%
Chesapeake Energy Corp. (1)	107,500	3,398,075
Denbury Resources, Inc. (2)	57,500	2,600,725
Plains Exploration & Production Co. (2)	42,500	1,574,625
XTO Energy, Inc.	37,500	1,492,500
		9,065,925

Oil & Gas-Refining/ Marketing — 1.0%
Sasol Ltd., ADR (1)	52,500	1,753,500
Total Energy		14,487,225

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Financials — 6.4%

Asset Management — 2.0%
Affiliated Managers Group, Inc. (1)(2)	37,500	$2,722,875
Legg Mason, Inc.	8,500	888,505
		3,611,380

Commercial Banks — 0.9%
SVB Financial Group (1)(2)	35,000	1,646,400

Diversified Financial Services — 1.5%
Chicago Merchantile Exchange Holdings, Inc.	1,500	416,400
Nuveen Investments, Class A	57,500	2,162,000
		2,578,400

Insurance — 1.4%
Assured Guaranty Ltd.	75,000	1,680,000
W.R. Berkley Corp.	25,000	887,250
		2,567,250

Real Estate — 0.6%
CB Richard Ellis Group, Inc., Class A (2)	20,000	975,200
Total Financials		11,378,630

Healthcare — 21.9%

Biotechnology — 4.0%
Amylin Pharmaceuticals, Inc. (1)(2)	30,000	982,500
Celgene Corp. (1)(2)	25,000	1,255,000
Genzyme Corp. (2)	17,500	1,245,475
Invitrogen Corp. (2)	27,500	2,330,075
Protein Design Labs, Inc. (1)(2)	50,000	1,337,000
		7,150,050

Healthcare-Equipment — 6.5%
Cytyc Corp. (2)	90,000	2,245,500
Fisher Scientific International, Inc. (1)(2)	27,500	1,773,200
Kinetic Concepts, Inc. (2)	30,000	1,644,000
Resmed, Inc. (1)(2)	27,500	1,989,350
Respironics, Inc. (1)(2)	35,000	1,370,600
St. Jude Medical, Inc. (2)	52,500	2,409,750
		11,432,400

Healthcare-Facilities — 1.4%
Community Health Services, Inc. (2)	35,000	1,289,050
Triad Hospitals, Inc. (2)	25,000	1,203,500
		2,492,550

Healthcare-Managed Care — 3.1%
Centene Corp. (2)	60,000	1,828,800
Humana, Inc. (1)(2)	52,500	2,528,400
WellPoint, Inc. (2)	15,000	1,113,750
		5,470,950

Healthcare-Services — 3.1%
Caremark RX, Inc. (2)	40,000	1,869,200
Covance, Inc. (2)	40,000	2,092,000
Omnicare, Inc.	30,000	1,576,500
		5,537,700

Description	Shares	Value

Common Stocks (continued)

Healthcare (continued)

Healthcare-Supplies — 2.0%
Gen-Probe, Inc. (2)	30,000	$1,365,600
Haemonetics Corp. (1)(2)	50,000	2,222,000
		3,587,600

Pharmaceuticals — 1.8%
Forest Laboratories, Inc. (2)	30,000	1,332,000
Ivax Corp. (2)	35,000	906,500
Sepracor, Inc. (2)	17,500	878,500
		3,117,000
Total Healthcare		38,788,250

Industrials — 10.2%

Aerospace & Defense — 3.1%
Goodrich Corp.	55,000	2,520,100
Precision Castparts Corp.	30,000	2,900,400
		5,420,500

Air Freight & Couriers — 0.3%
C.H. Robinson Worldwide, Inc.	7,500	463,125

Construction & Engineering — 2.7%
Chicago Bridge & Iron Co., N.V.	82,500	2,559,150
Jacobs Engineering Group, Inc. (2)	35,000	2,184,000
		4,743,150

Electrical Equipment — 0.4%
AMETEK, Inc.	20,000	805,800

Environmental Services — 0.7%
Republic Services, Inc.	35,000	1,268,050

Industrial Conglomerates — 1.0%
Textron, Inc.	25,000	1,782,500

Machinery-Construction/ Mining — 0.5%
Joy Global, Inc.	20,000	956,000

Machinery-Industrial — 1.0%
Harsco Corp.	7,500	439,875
ITT Industries, Inc.	12,500	1,364,000
		1,803,875

Office Services & Supplies — 0.5%
HNI Corp.	15,000	864,750
Total Industrials		18,107,750

Information Technology — 21.6%

Application Software — 3.0%
Activision, Inc. (2)	40,000	894,000
Compuware Corp. (2)	212,500	1,925,250
Salesforce.com, Inc. (2)	55,000	1,062,600
Wind River Systems (2)	105,000	1,379,700
		5,261,550

Communications Equipment — 4.5%
ADC Telecommunications, Inc. (2)	20,000	418,800
ADTRAN, Inc. (1)	35,000	903,700
Arris Group, Inc. (2)	102,500	1,075,225

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Information Technology (continued)

Communications Equipment (continued)
Comverse Technology, Inc. (2)	95,000	$2,449,100
Corning, Inc. (2)	85,000	1,696,600
Powerwave Technologies, Inc. (1)(2)	145,000	1,519,600
		8,063,025

Computers Storage/ Peripheral — 0.9%
Network Appliance, Inc. (2)	25,000	593,500
SanDisk Corp. (1)(2)	25,000	970,750
		1,564,250

Data Processing — 1.3%
Alliance Data Systems Corp. (1)(2)	55,000	2,313,850

Electronic Manufacturing Services — 1.2%
Jabil Circuit, Inc. (1)(2)	72,500	2,134,400

Equipment Manufacturing — 0.7%
Amphenol Corp., Class A	30,000	1,272,300

Information Technology Consulting & Services — 1.2%
Cognizant Technology Solutions Corp. (2)	30,000	1,365,900
SRA International, Inc., Class A (2)	25,000	839,250
		2,205,150

Internet Software & Services — 1.7%
Akamai Technologies, Inc. (2)	155,000	2,145,200
VeriSign, Inc. (2)	37,500	817,500
		2,962,700

Semiconductors — 5.7%
Analog Devices, Inc.	20,000	729,000
Broadcom Corp., Class A (2)	40,000	1,740,000
International Rectifier Corp. (2)	15,000	721,500
MEMC Electronic Materials, Inc. (2)	50,000	843,000
Microchip Technology, Inc. (1)	25,000	778,000
Microsemi Corp. (2)	100,000	2,409,000
National Semiconductor Corp.	35,000	872,550
NVIDIA Corp. (2)	15,000	460,200
SiRF Technology Holdings, Inc. (2)	57,500	1,460,500
		10,013,750

Software-Financial — 1.4%
Fair Isaac Corp.	60,000	2,452,200
Total Information Technology		38,243,175

Telecommunications — 3.5%

Cellular Telecommunications — 1.6%
NII Holdings, Inc. (1)(2)	37,500	2,858,250

Description	Shares or Principal Amount	Value

Common Stocks (continued)

Telecommunications (continued)

Radio — 0.8%
XM Satellite Radio Holdings, Inc., Class A (1)(2)	37,500	$1,321,875

Telecommunication Services — 1.1%
Amdocs Ltd. (2)	65,000	1,907,750
Total Telecommunications		6,087,875

Utilities — 1.1%

Pipelines — 1.1%
Kinder Morgan Management LLC	38,716	1,842,129
Total Utilities		1,842,129
Total Common Stocks (identified cost $146,249,023)		167,609,614

Master Limited Partnership — 1.0%
Kayne Anderson MLP Investment Co. (identified cost $1,721,110)	66,024	1,822,263

U.S. Treasury Bill — 0.1%
10/13/2005 (identified cost $199,258)	$200,000	199,238
Collateral Pool Investment for Securities on Loan — 14.5% (See Note 2 of the Financial Statements) (identified cost $25,664,529)		25,664,529

Repurchase Agreement — 4.0%
Agreement with Morgan Stanley & Co., Inc., 3.58%, dated 8/31/2005, to be repurchased at $7,029,434 on 9/1/2005, collateralized by U.S. Government Agency Obligations with various maturities to 6/1/2010, with a market value of $8,849,456 (at amortized cost)	7,028,735	7,028,735
Total Investments — 114.4% (identified cost $180,862,655)		202,324,379
Other Assets and Liabilities — (14.4)%		(25,404,214)
Total Net Assets — 100.0%		$176,920,165

Small-Cap Growth Fund

Description	Shares	Value

Common Stocks — 94.9%

Consumer Discretionary — 13.1%

Casinos & Gaming — 0.7%
Progressive Gaming International Corp. (2)	100,000	$1,150,000

Consumer Products-Miscellaneous — 1.3%
Jarden Corp. (1)(2)	52,500	2,083,725

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Small-Cap Growth Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Consumer Discretionary (continued)

Homebuilding — 1.1%
Desarrolladora Homex, ADR (1)(2)	60,000	$1,803,600

Home Furnishings — 0.2%
Tempur-Pedic International, Inc. (2)	20,000	321,400

Leisure Products — 1.2%
SCP Pool Corp.	55,000	2,013,000

Leisure Facilities — 1.6%
LIFE TIME FITNESS, Inc. (2)	75,000	2,512,500

Movies & Entertainment — 1.7%
Imax Corp. (1)(2)	300,000	2,742,000

Retail-Apparel — 3.4%
Coldwater Creek, Inc. (2)	55,000	1,685,750
Jos. A. Bank Clothiers, Inc. (1)(2)	45,000	1,779,750
Wilsons The Leather Experts, Inc. (2)	320,000	2,054,400
		5,519,900

Textiles & Apparel — 0.8%
Maidenform, Inc. (2)	80,000	1,320,000

Toys — 0.4%
Marvel Enterprises, Inc. (2)	33,500	644,875

Veterinary Products — 0.7%
PetMed Express, Inc. (2)	100,000	1,045,000
Total Consumer Discretionary		21,156,000

Consumer Staples — 1.4%

Food & Beverage — 1.4%
Central European Distribution Corp. (1)(2)	55,000	2,296,250
Total Consumer Staples		2,296,250

Energy — 10.1%

Oil & Gas-Drilling — 1.4%
Pioneer Drilling Co. (2)	150,100	2,341,560

Oil & Gas-Exploration and Production — 8.7%
BPZ Energy, Inc. (2)	530,000	2,575,800
Contango Oil & Gas Co. (2)	230,000	2,757,700
Endeavor International Corp. (1)(2)	180,000	928,800
Gasco Energy, Inc. (1)(2)	500,000	2,885,000
The Exploration Co. of Delaware (2)	400,000	1,664,000
Toreador Resources Corp. (1)(2)	100,000	3,185,000
		13,996,300
Total Energy		16,337,860

Financials — 9.8%

Commercial Services — 1.3%
Heartland Payment Systems, Inc. (2)	15,000	380,700
TNS, Inc. (2)	75,000	1,693,500
		2,074,200

Description	Shares	Value

Common Stocks (continued)

Financials (continued)

Diversified Financial Services — 5.1%
CB Richard Ellis Group, Inc. (2)	45,000	$2,194,200
E-LOAN, Inc. (2)	240,000	988,800
Online Resources Corp. (2)	100,000	959,000
Trammell Crow Co. (2)	60,000	1,630,200
		5,772,200

Insurance — 1.0%
Assured Guaranty Ltd.	85,000	1,904,000
Tower Group, Inc.	100,000	1,531,000
		3,435,000

Investment Bank & Brokerage — 2.4%
Affiliated Managers Group, Inc. (1)(2)	35,000	2,541,350
Greenhill & Co.	35,000	1,407,700
National Financial Partners Corp. (1)	14,400	632,160
		4,581,210
Total Financials		15,862,610

Healthcare — 26.1%

Biotechnology — 3.7%
CV Therapeutics, Inc. (1)(2)	60,000	1,630,200
Amylin Pharmaceuticals, Inc. (1)(2)	27,500	900,625
Encysive Pharmaceuticals, Inc. (2)	65,000	804,700
LifeCell Corp. (2)	60,000	1,438,800
Protein Design Labs, Inc. (1)(2)	45,000	1,203,300
		5,977,625

Healthcare-Equipment — 4.2%
AtriCure, Inc. (1)(2)	48,000	652,800
Cutera, Inc. (2)	70,000	1,700,300
I-Flow Corp. (1)(2)	95,000	1,362,300
Somanetics Corp. (1)(2)	70,000	1,545,600
Syneron Medical Ltd. (1)(2)	42,500	1,569,100
		6,830,100

Healthcare-Equipment & Supplies — 2.0%
ResMed, Inc. (2)	25,000	1,808,500
Respironics, Inc. (1)(2)	35,000	1,370,600
		3,179,100

Healthcare-Managed Care — 4.1%
Centene Corp. (2)	55,000	1,676,400
Community Health Systems, Inc. (2)	32,500	1,196,975
LHC Group, LLC (2)	95,000	1,786,000
Wellcare Health Plans, Inc. (1)(2)	50,000	1,880,000
		6,539,375

Healthcare-Products — 7.3%
Adeza Biomedical Corp. (2)	95,000	1,634,000
OraSure Technologies, Inc. (2)	195,000	1,807,650
Cyberonics, Inc. (2)	15,000	574,200
Dexcom, Inc. (2)	70,000	870,800
Natus Medical, Inc. (2)	135,000	1,428,300
NuVasive, Inc. (1)(2)	65,000	1,236,300
SonoSite, Inc. (2)	60,000	2,148,000
Symmetry Medical, Inc. (2)	85,000	2,133,500
		11,832,750

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Healthcare (continued)

Healthcare-Services — 4.8%
Emageon, Inc. (2)	80,000	$1,052,000
Matria Healthcare, Inc. (1)(2)	55,000	1,993,750
Psychiatric Solutions, Inc. (2)	47,500	2,270,500
SFBC International, Inc. (2)	60,000	2,440,200
		7,756,450
Total Healthcare		42,115,400

Industrials — 12.0%

Aerospace & Defense — 2.7%
AAR Corp. (2)	115,000	2,024,000
BE Aerospace, Inc. (2)	150,000	2,379,000
		4,403,000

Electrical Components — 1.2%
WESCO International, Inc. (2)	55,000	1,908,500

Machinery-Construction/Mining — 1.6%
Joy Global, Inc.	55,000	2,629,000

Rail & Trucking Equipment — 1.4%
Freightcar America, Inc. (2)	60,000	2,295,000

Services-Diversified/ Commercial — 1.2%
CoStar Group, Inc. (1)(2)	25,000	1,169,000
PeopleSupport, Inc. (2)	80,000	674,400
		1,843,400

Services-Employment — 3.1%
Hudson Highland Group, Inc. (2)	75,000	1,885,500
Kenexa Corp. (2)	105,000	1,428,000
On Assignment, Inc. (2)	245,000	1,697,850
		5,011,350

Waste Disposal — 0.8%
Waste Connections, Inc. (1)(2)	35,000	1,236,900
Total Industrials		19,327,150

Information Technology — 18.7%

Application Software — 2.4%
Bottomline Technologies, Inc. (2)	80,000	1,230,400
Salesforce.com, Inc. (2)	60,000	1,159,200
Wind River Systems, Inc. (2)	115,000	1,511,100
		3,900,700

Communications Equipment — 2.3%
Arris Group, Inc. (2)	215,000	2,255,350
Powerwave Technologies, Inc. (1)(2)	135,000	1,414,800
		3,670,150

Computer Hardware — 1.3%
Rackable Systems, Inc. (2)	160,000	2,048,000

Description	Shares	Value

Common Stocks (continued)

Information Technology (continued)

Computer Services — 1.9%
Neoware Systems, Inc. (1)(2)	70,000	$765,800
PAR Technology Corp. (2)	30,000	748,800
SRA International, Inc. (2)	45,000	1,510,650
		3,025,250

Computer Storage/Peripheral — 1.2%
Komag, Inc. (1)(2)	35,000	1,167,600
M-Systems Flash Disk Pioneers Ltd. (2)	30,000	792,300
		1,959,900

Electronic Equipment — 0.3%
Identix, Inc. (1)(2)	102,500	505,325

Intellectual Property — 0.8%
Acacia Research Corp. (1)(2)	250,000	1,300,000

Internet Software & Services — 3.0%
Digital Insight Corp. (2)	62,000	1,676,480
Forrester Research, Inc. (2)	60,000	1,253,400
RightNow Technologies, Inc. (2)	70,000	807,100
WebSideStory, Inc. (2)	65,000	1,081,600
		4,818,580

IT Services — 2.9%
Akamai Technologies, Inc. (2)	85,000	1,176,400
Entrust, Inc. (2)	330,000	1,970,100
Vasco Data Security International, Inc. (1)(2)	145,000	1,522,500
		4,669,000

Semiconductors — 2.6%
Cirrus Logic, Inc. (2)	100,000	790,000
Microsemi Corp. (1)(2)	90,000	2,168,100
SiRF Technology Holdings, Inc. (2)	52,500	1,333,500
		4,291,600
Total Information Technology		30,188,505

Materials — 1.3%

Diversified Metal/Mining — 1.3%
Charles & Colvard Ltd. (1)	110,000	2,109,800
Total Materials		2,109,800

Utilities — 2.4%

Gas Utilities — 1.1%
Kinder Morgan Management LLC	35,568	1,692,302

Water Utilities — 1.3%
PICO Holdings, Inc. (2)	70,000	2,153,200
Total Utilities		3,845,502
Total Common Stocks (identified cost $127,000,317)		153,239,077

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Small-Cap Growth Fund (continued)

Description	Shares or Principal Amount	Value

Master Limited Partnership — 1.9%
Kayne Anderson MLP Investment Co. (1) (identified cost $2,904,589)	111,734	$3,083,858

U.S. Treasury Bill — 0.1%
10/13/2005 (identified cost $249,046)	$250,000	249,048
Collateral Pool Investment for Securities on Loan — 24.4% (See Note 2 of the Financial Statements) (identified cost $39,376,771)		39,376,771

Repurchase Agreement — 3.1%
Agreement with Morgan Stanley & Co., Inc., 3.580%, dated 8/31/2005, to be repurchased at $5,016,518 on 9/1/2005, collateralized by a U.S. Government Agency Obligation with a maturity of 6/1/2010, with a market value of $5,148,670 (at amortized cost)	5,016,019	5,016,019
Total Investments — 124.4% (identified cost $174,546,742)		200,964,773
Other Assets and Liabilities — (24.4)%		(39,465,093)
Total Net Assets — 100.0%		$161,499,680

International Stock Fund

Description	Shares	Value

Common Stocks — 97.3%

Austria — 1.1%
OMV AG	76,700	$4,177,684

Belgium — 1.4%
UCB SA	89,500	5,098,987

Brazil — 3.3%
Petroleo Brasileiro SA, ADR	148,000	9,258,880
Unibanco — Uniao de Bancos Brasileiros SA, GDR	64,900	2,902,328
		12,161,208

Canada — 1.4%
Precision Drilling Corp. (2)	105,468	4,972,816

Denmark — 1.4%
A.P. Moller — Maersk A/S	461	4,991,573

France — 10.6%
Accor SA (1)	91,800	4,845,893
AXA SA (1)	179,600	4,804,162
BNP Paribas SA (1)	61,200	4,478,531
Bouygues SA	77,500	3,456,365
L’Oreal SA (1)	48,100	3,860,130
Publicis Groupe SA (1)	116,700	3,885,114
Sanofi-Aventis (1)	58,300	5,003,236

Description	Shares	Value

Common Stocks (continued)

France (continued)
Schneider Electric SA (1)	49,900	$3,939,000
Total SA (1)	17,410	4,586,951
		38,859,382

Germany — 6.8%
Altana AG	62,900	3,599,697
Bayerische Motoren Werke AG (1)	80,300	3,607,988
Commerzbank AG	150,200	3,906,161
Deutsche Telekom AG (1)	277,700	5,288,331
Metro AG	74,200	3,769,013
Siemens AG (1)	61,000	4,634,301
		24,805,491

Hong Kong — 3.1%
Esprit Holdings Ltd.	453,500	3,350,070
Sun Hung Kai Properties	201,000	2,037,137
Swire Pacific Ltd., Class A	429,000	4,093,346
Wharf Holdings Ltd.	460,000	1,691,949
		11,172,502

Hungary — 0.9%
MOL Magyar Olaj-es Gazipari Rt.	29,410	3,235,862

India — 0.8%
Reliance Industries Ltd., GDR (7)	68,881	2,231,744
State Bank of India, GDR	11,960	538,200
		2,769,944

Indonesia — 1.6%
PT Bank Central Asia Tbk	2,632,800	882,616
PT Telekomunikasi Indonesia	9,887,500	4,869,169
		5,751,785

Ireland — 1.0%
Irish Life & Permanent PLC	202,900	3,736,399

Italy — 2.8%
Banco Popolare di Verona e Novara Scrl (1)	198,500	3,568,714
Saipem SpA	404,600	6,815,998
		10,384,712

Japan — 23.6%
Canon, Inc.	57,900	2,931,284
Credit Saison Co. Ltd. (1)	86,600	3,408,333
Daimaru, Inc.	92,200	937,538
Fast Retailing Co. Ltd. (1)	35,600	2,726,260
Funai Electric Co. Ltd. (1)	19,600	1,840,494
Haseko Corp. (1)(2)	1,232,500	3,453,083
Hikari Tsushin, Inc. (1)	32,700	2,317,508
Hoya Corp.	25,500	3,336,308
Keyence Corp.	14,700	3,475,747
Komeri Co. Ltd.	63,300	2,046,518
Konica Minolta Holdings, Inc.	244,500	2,370,124
Koyo Seiko Co. Ltd.	99,600	1,452,879
Kyocera Corp.	20,400	1,420,327
Lawson, Inc.	58,600	2,194,602
Mitsubishi Tokyo Financial Group, Inc.	595	6,124,301
Mitsui Trust Holdings, Inc.	310,000	3,491,126
Mizuho Financial Group, Inc.	538	3,007,212
NEC Electronics Corp.	53,500	1,737,455
Nintendo Co. Ltd.	27,360	2,882,152

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value

Common Stocks (continued)

Japan (continued)
Nippon Television Network Corp.	14,700	$2,112,901
Nitori Co. Ltd.	30,300	2,435,201
SMC Corp.	24,660	3,065,033
Sumitomo Mitsui Financial Group, Inc.	638	5,237,138
Sumitomo Realty & Development Co. Ltd.	192,000	2,469,761
Suzuki Motor Corp. Ltd.	131,100	2,284,704
Toshiba Corp. (1)	790,000	3,134,836
Toyota Motor Corp. (1)	155,200	6,354,020
USS Co. Ltd.	43,870	3,085,476
Yamada Denki (1)	76,600	4,939,590
		86,271,911

Korea, Republic of — 1.3%
Samsung Electronics Co. Ltd.	4,200	2,219,398
Shinsegae Department Store Co.	6,737	2,403,321
		4,622,719

Mexico — 1.5%
Grupo Mexico SA de CV, Ser B	1,509,700	2,654,433
Grupo Televisa SA, ADR	44,600	2,800,880
		5,455,313

Netherlands — 3.5%
Aegon NV	252,300	3,539,055
ASML Holding NV (1)(2)	184,300	3,103,864
Koninklijke (Royal) Philips Electronics NV	86,200	2,270,277
VNU NV (1)	129,500	3,983,788
		12,896,984

Norway — 4.6%
Norsk Hydro ASA	45,180	4,841,768
Statoil ASA	235,200	5,775,765
Tandberg ASA (1)	179,600	2,201,960
Yara International ASA (1)	230,000	3,850,685
		16,670,178

Sweden — 1.1%
Telefonaktiebolaget LM Ericsson, Class B (1)	1,195,100	4,170,254

Switzerland — 8.6%
Adecco SA	71,500	3,423,127
Compagnie Financiere Richemont AG, Class A	110,000	4,170,720
Credit Suisse Group	128,200	5,582,314
Nestle SA	17,073	4,802,433
Swatch Group AG, Class B	29,996	4,161,792
Swiss Life Holding	33,200	4,653,261
UBS AG	53,900	4,427,036
		31,220,683

Taiwan, Province of China — 1.4%
Hon Hai Precision Industry Co. Ltd.	557,000	2,881,490
Taiwan Semiconductor Manufacturing Co. Ltd.	1,275,945	2,112,039
		4,993,529

Description	Shares or Principal Amount	Value

Common Stocks (continued)

Thailand — 1.1%
Siam Cement PCL	696,816	$4,059,022

United Kingdom — 12.7%
Amvescap PLC	852,700	5,644,495
AstraZeneca PLC	121,300	5,559,021
British Sky Broadcasting Group PLC	475,000	4,895,776
Compass Group PLC	969,200	4,357,361
Diageo PLC	390,700	5,604,180
Misys PLC	1,004,600	4,107,897
Wm Morrison Supermarkets PLC	679,400	2,207,559
Royal Bank of Scotland Group PLC	129,500	3,785,809
Smith & Nephew PLC	361,000	3,477,940
Vodafone Group PLC	2,422,199	6,657,934
		46,297,972

United States — 1.7%
News Corp. (1)	353,450	6,044,117
Total Common Stocks (identified cost $298,875,719)		354,821,027
Collateral Pool Investment for Securities on Loan — 22.0% (See Note 2 of the Financial Statements) (identified cost $80,349,273)		80,349,273

Repurchase Agreement — 20.1%
Agreement with IBT Corp., 3.150%, dated 8/31/2005, to be repurchased at $73,410,574 on 9/1/2005, collateralized by various U.S. Government Agency Obligations with various maturities to 12/15/2034, with a market value of $77,074,359 (at amortized cost)	$73,404,151	73,404,151
Total Investments — 139.4% (identified cost $452,629,143)		508,574,451
Other Assets and Liabilities — (39.4)%		(143,723,637)
Total Net Assets — 100.0%		$364,850,814

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

International Stock Fund (continued)

Industry Diversification

Industry	Market Value	% of Total Net Assets
Advertising	$3,885,114	1.1%
Automobiles	13,699,592	3.8
Beverages	5,604,180	1.5
Chemicals	6,082,429	1.7
Commercial Banks	47,931,486	13.1
Commercial Services	3,423,127	0.9
Construction Materials	4,059,022	1.1
Distribution/Wholesale	7,210,200	2.0
Diversified Financial Services	12,789,227	3.5
Diversified Holding Companies	5,785,295	1.6
Diversified Manufacturing	7,004,425	1.9
Electronics	22,298,480	6.1
Engineering & Construction	6,909,447	1.9
Food & Staple Retailing	15,136,365	4.2
Healthcare Equipment & Supplies	3,477,940	1.0
Hotels/Restaurants & Leisure	4,845,893	1.3
Insurance	12,996,478	3.6
Machinery	3,065,033	0.8
Media	19,837,462	5.4
Metals & Mining	2,654,433	0.7
Oil & Gas	43,665,724	12.0
Office & Business Equipment	2,931,284	0.8
Pharmaceuticals	19,260,941	5.3
Real Estate	4,506,899	1.2
Semiconductor Equipment & Products	9,172,755	2.5
Software	4,107,897	1.1
Specialty Retail	31,983,171	8.8
Telecommunications	25,505,155	7.0
Transportation	4,991,573	1.4
Total Common Stocks	354,821,027	97.3
Investment for Collateral Pool for Securities on Loan	80,349,273	22.0
Repurchase Agreement	73,404,151	20.1
Total Investments	508,574,451	139.4
Other Assets and Liabilities	(143,723,637)	(39.4)
Total Net Assets	$364,850,814	100.0%

Government Income Fund

Description	Principal Amount	Value

Asset-Backed Securities — 2.0%
Countrywide Alternative Loan Trust, Class 1A2, 3.230%, 6/25/2034 (5)	$3,500,000	$3,491,250
Green Tree Home Equity Loan Trust 1998-B, Class B1, 7.810%, 11/15/2029 (5)	6,000,000	6,010,950
Total Asset-Backed Securities (identified cost $9,451,051)		9,502,200

Collateralized Mortgage Obligations — 20.1%
Chase Mortgage Finance Corp., 5.500%, 5/25/2035 (Series 2005-S1-1A7)	5,000,000	5,046,585
Countrywide Home Loans, 5.750%, 3/25/2033 (Series 2003-J1-1A8)	1,975,000	1,996,336
Federal Home Loan Mortgage Corp., 3.771%, 8/25/2031, REMIC (Series T-32-A1) (4)(5)	2,230,731	2,242,938
Federal Home Loan Mortgage Corp., 5.000%, 10/15/2029, REMIC (Series 2745-AY)	5,000,000	5,029,620
Federal Home Loan Mortgage Corp., 5.000%, 10/15/2034, REMIC (Series 2876-DQ)	868,878	868,309
Federal Home Loan Mortgage Corp., 5.000%, 1/15/2035, REMIC (Series 2921-ZJ)	620,520	607,861
Federal Home Loan Mortgage Corp., 5.000%, 4/15/2035, REMIC (Series 2963-ED)	5,682,453	5,647,586
Federal Home Loan Mortgage Corp., 5.500%, 7/15/2032, REMIC (Series 2686-QH)	6,000,000	6,120,870
Federal Home Loan Mortgage Corp., 5.500%, 7/15/2035, REMIC (Series 3000-ZB)	2,359,594	2,491,229
Federal Home Loan Mortgage Corp., 5.500%, 7/15/2035, REMIC (Series 3009-ZF)	2,311,020	2,366,357
Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666-H) (5)	8,057,174	8,224,345
Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK) (5)	6,446,256	6,519,396
Federal National Mortgage Association, 3.891%, 1/25/2031, REMIC (Series 2001-25-FA) (4)(5)	3,908,251	3,914,719
Federal National Mortgage Association, 4.000%, 10/25/2032, REMIC (Series 2003-28-GA)	689,017	675,738
Federal National Mortgage Association, 5.000%, 10/25/2016, REMIC (Series 2003-16-PD)	5,000,000	5,099,270
Federal National Mortgage Association, 5.000%, 10/15/2031, REMIC (Series 2543-LN)	5,834,918	5,878,131

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund (continued)

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Federal National Mortgage Association, 5.000%, 5/15/2033, REMIC (Series 2791-BL)	$3,138,314	$3,148,344
Government National Mortgage Association, 4.500%, 11/16/2028, REMIC (Series 2003-77-TE) (5)	2,353,292	2,352,619
Master Asset Securitization Trust, 5.000%, 3/25/2034, REMIC (Series 2004-3-4A5)	15,215,000	15,228,983
Residential Accredit Loans, Inc., 4.000%, 7/25/2033, (Series 2003-QR24-A5)	2,485,828	2,467,363
Residential Asset Securitization Trust, 5.250%, 6/25/2034, (Series 2004-A3)	3,770,790	3,712,859
Salomon Brothers Mortgage Securities VII 2003-CDCA A2 FRN, 3.891%, 2/15/2015 (4)(5)(7)	596,875	597,467
Structured Asset Securities Corporation, 5.250%, 8/25/2033 (Series 2003-21-2A2)	3,705,945	3,695,220
Washington Mutual, 3.429%, 8/25/2034, REMIC (Series 2004-AR9-A3)	1,132,878	1,131,140
Washington Mutual, 3.530%, 10/25/2033, REMIC (Series 2003-AR10-A3A) (5)	1,854,624	1,845,551
Total Collateralized Mortgage Obligations (identified cost $95,149,615)		96,908,836

Corporate Bonds — 4.8%
American Express Credit Corp., 3.641%, 10/14/2005 (4)(5)	4,000,000	4,000,328
DaimlerChrysler North America Holding Corp. FRN, 3.610%, 3/7/2007 (4)	3,000,000	2,997,426
DaimlerChrysler North America Holding Corp. FRN, 4.270%, 9/26/2005 (4)(5)	4,000,000	4,000,848
HSB Capital I FRN, 4.509%, 7/15/2027 (4)	3,000,000	3,003,144
SLM Corp. FRN, 3.610%, 9/15/2006 (4)(5)	4,000,000	4,010,908
SLM Corp. FRN, 3.811%, 7/27/2009 (4)	5,000,000	5,002,515
Total Corporate Bonds (identified cost $22,968,950)		23,015,169

Government Agencies — 18.3%

Federal Home Loan Mortgage Corporation — 9.2%
Federal Home Loan Mortgage Corp. Discount Note, 3.381%, 10/31/2005 (5)	5,000,000	4,972,583
Federal Home Loan Mortgage Corp. Discount Note, 3.447%, 11/1/2005 (5)	25,000,000	24,857,666

Description	Principal Amount	Value

Government Agencies (continued)

Federal Home Loan Mortgage Corporation (continued)
Federal Home Loan Mortgage Corp. Discount Note, 3.400%, 11/8/2005 (5)	$15,000,000	$14,906,027
		44,736,276

Federal National Mortgage Association — 9.1%
Federal National Mortgage Association Discount Note, 3.436%, 9/28/2005 (5)	25,000,000	24,937,000
Federal National Mortgage Association Discount Note, 3.359%, 10/5/2005 (5)	15,000,000	14,953,534
Federal National Mortgage Association Discount Note, 3.400%, 11/10/2005 (5)	4,000,000	3,974,256
		43,864,790
Total Government Agencies (at amortized cost)		88,601,066

Mortgage Backed Securities — 45.9%

Federal Home Loan Mortgage Corporation — 3.9%
5.000%, 8/1/2014	5,082,259	5,125,875
5.000%, 10/1/2033	4,433,407	4,415,784
5.500%, 11/1/2018	5,935,274	6,068,966
6.500%, 9/1/2016	432,843	448,188
7.000%, 11/1/2009	330,480	338,262
7.500%, 9/1/2013	155,753	166,081
7.500%, 4/1/2024	391,329	416,915
7.500%, 4/1/2027	240,109	255,615
8.000%, 8/1/2030	331,131	354,508
8.500%, 9/1/2024	208,888	228,202
9.000%, 6/1/2019	410,931	445,776
9.500%, 2/1/2025	338,091	371,975
		18,636,147

Federal National Mortgage Association — 36.5%
5.000%, 5/1/2018	3,542,401	3,571,428
5.000%, 9/1/2020 (6)	6,000,000	6,043,128
5.000%, 7/1/2035	6,051,522	6,014,922
5.000%, 9/1/2035 (6)	25,000,000	24,835,950
5.500%, 1/1/2023	3,891,483	3,962,471
5.500%, 10/1/2024	4,435,605	4,513,211
5.500%, 2/1/2033	2,359,047	2,386,785
5.500%, 6/1/2035	7,407,451	7,488,607
5.500%, 9/1/2035 (6)	35,000,000	35,360,920
6.000%, 9/1/2013	1,807,868	1,867,550
6.000%, 10/1/2016	1,077,386	1,113,092
6.000%, 9/1/2035 (6)	60,000,000	61,406,280
6.500%, 9/1/2016	677,765	702,866
6.500%, 9/1/2031	1,202,634	1,247,173
6.500%, 8/1/2030 (1)	6,622,343	6,872,529
6.500%, 12/1/2031	425,800	441,385
7.000%, 12/1/2010 (5)	622,920	636,974
7.000%, 3/1/2029	597,478	627,981
7.000%, 7/1/2029 (5)	1,621,088	1,703,849
7.000%, 2/1/2030 (5)	1,277,343	1,342,555
7.500%, 12/1/2009 (5)	1,305,423	1,354,674
7.500%, 10/1/2030	304,645	323,143

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Government Income Fund (continued)

Description	Principal Amount	Value

Mortgage Backed Securities (continued)

Federal National Mortgage Association (continued)
8.000%, 10/1/2028 (5)	$1,824,868	$1,957,330
8.000%, 4/1/2030	527,861	564,944
		176,339,747

Government National Mortgage Association — 5.5%
5.000%, 4/15/2034	2,978,454	2,991,455
5.500%, 9/15/2033 (1)	8,202,420	8,371,595
6.000%, 12/20/2033 (1)	9,296,583	9,586,887
6.500%, 9/15/2032 (1)	2,603,818	2,718,048
7.000%, 6/15/2029	589,100	620,311
7.000%, 8/15/2031	450,021	473,678
8.500%, 6/15/2010	459,443	485,974
9.000%, 11/15/2009 (5)	768,454	801,507
9.000%, 1/15/2010	248,457	260,948
9.500%, 10/15/2024	146,947	163,067
		26,473,470
Total Mortgage Backed Securities (identified cost $219,828,078)		221,449,364

U.S. Treasury Notes — 26.0%
3.875%, 5/15/2010 (1)	20,000,000	20,010,160
3.875%, 7/15/2010 (1)	40,000,000	40,014,080
4.000%, 8/31/2007	10,000,000	10,034,770
4.000%, 4/15/2010 (1)	10,000,000	10,058,210
4.000%, 2/15/2015 (1)	15,000,000	14,960,745
4.125%, 8/15/2010	20,000,000	20,239,080
4.250%, 8/15/2015	10,000,000	10,192,190
Total U.S. Treasury Notes (identified cost $124,374,050)		125,509,235
Total Investments in Securities — 117.1% (identified cost $560,372,810)		564,985,870
Collateral Pool Investment for Securities on Loan — 23.6% (See Note 2 of the Financial Statements) (identified cost $114,088,187)		114,088,187

Repurchase Agreement — 16.9%
Agreement with Morgan Stanley & Co., Inc., 3.580%, dated 8/31/2005, to be repurchased at $81,434,874 on 9/1/2005, collateralized by U.S. Government Agency Obligations with various maturities to 6/1/2010, with a market value of $83,932,453 (at amortized cost)	81,426,776	81,426,776
Total Investments — 157.6% (identified cost $755,887,773)		760,500,833
Other Assets and Liabilities — (57.6)%		(278,061,902)
Total Net Assets — 100.0%		$482,438,931

Intermediate Bond Fund

Description	Principal Amount	Value

Asset-Backed Securities — 2.0%
Citibank Credit Card Issuance Trust 2002-A1, Class A1, 4.950%, 2/9/2009	$6,000,000	$6,069,828
Green Tree Home Improvement Loan Trust 1998-B, Class HEB1, 7.810%, 11/15/2029	7,000,000	7,012,775
Total Asset-Backed Securities (identified cost $13,004,485)		13,082,603

Collateralized Mortgage Obligations — 6.3%
Countrywide Alternative Loan Trust 2004-J4, Class 1A2, 3.230%, 6/25/2034	5,000,000	4,987,500
CS First Boston Mortgage Securities Corp. 2003-11, Class 1A3, 4.500%, 6/25/2033	3,521,201	3,514,983
Federal Home Loan Mortgage Corp., Class AY, (Series 2745), 5.000%, 10/15/2029	605,000	608,584
Federal Home Loan Mortgage Corp., Class MH, (Series 2686), 5.500%, 7/15/2032	4,000,000	4,080,580
5.500%, 7/15/2032	10,000,000	10,201,450
Federal National Mortgage Association, Pass-Thru INT, 15-year, 5.500%, 11/1/2018 (1)	13,033,011	13,326,489
Federal National Mortgage Association, Pass-Thru INT, 30-year, 6.500%, 10/1/2031	925,644	959,524
Federal National Mortgage Association, Pass-Thru INT, 15-year, 7.000%, 12/1/2015	977,527	1,024,167
Prudential Home Mortgage Securities 1993-H, Class 2B, (Series 144A), 6.980%, 9/28/2008 (4)(7)(8)	68,765	68,514
Residential Accredit Loans, Inc., Class A5, (Series 2003-QR24), 4.000%, 7/25/2033	2,485,828	2,467,363
Total Collateralized Mortgage Obligations (identified cost $41,063,808)		41,239,154

Corporate Bonds & Notes — 69.3%

Aerospace/Defense — 0.6%
BAE Systems Holdings, Inc., Note, (Series 144A), 4.750%, 8/15/2010 (7)(8)	2,000,000	2,011,648
United Technologies Corp., Note, 4.375%, 5/1/2010 (1)	2,000,000	2,009,094
		4,020,742

Automotive & Related — 4.2%
DaimlerChrysler North America Holding Corp., Company Guarantee, 3.610%, 3/7/2007 (1)(4)	4,000,000	3,996,568
DaimlerChrysler North America Holding Corp., Note, (Series MTND), 4.270%, 9/26/2005 (4)(5)	6,000,000	6,001,272

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Automotive & Related (continued)
Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006	$5,000,000	$5,033,760
Ford Motor Credit Co., Senior Note, 4.950%, 1/15/2008	5,000,000	4,812,235
General Motors Acceptance Corp., Note, 6.875%, 8/28/2012 (1)	5,000,000	4,706,690
General Motors Acceptance Corp., Note, 6.750%, 1/15/2006	3,000,000	3,018,030
		27,568,555

Banks — 6.9%
Bank of America Corp., Sr. Unsecured Note, 3.760%, 8/2/2010 (4)	7,000,000	7,010,087
Bank of America Corp., Note, 4.500%, 8/1/2010	5,000,000	5,022,475
Citicorp, Sub. Note, (Series MTNF), 6.375%, 11/15/2008 (1)	7,000,000	7,424,207
NationsBank Corp., Sub. Note, 7.800%, 9/15/2016	2,000,000	2,500,922
UBS Preferred Funding Trust, Bond, 8.622%, 10/29/2049	7,000,000	8,246,322
US Bank NA, Sr. Note, (Series BKNT), 4.400%, 8/15/2008	10,000,000	10,044,470
World Savings Bank FSB, Sr. Note, (Series BKN1), 3.995%, 3/2/2009	5,000,000	5,008,910
		45,257,393

Beverages & Foods — 2.4%
General Mills, Inc., Note, 3.875%, 11/30/2007	5,000,000	4,948,150
Kraft Foods, Inc., Note, 5.250%, 6/1/2007	5,000,000	5,080,815
Kroger Co., 8.050%, 2/1/2010	5,000,000	5,630,295
		15,659,260

Broadcasting — 0.7%
Univision Communications, Inc., Sr. Note, 3.500%, 10/15/2007	5,000,000	4,883,665

Broker/Dealers — 7.7%
Credit Suisse, London, Sub. Note, (Series 144A), 7.900%, 5/29/2049 (7)(8)	5,000,000	5,283,085
Goldman Sachs Group, Inc., Note, 3.778%, 6/28/2010 (1)(4)	10,000,000	10,000,000
Goldman Sachs Group, Inc., Note, 4.5000%, 6/15/2010	6,000,000	5,982,396
Goldman Sachs Group, Inc., Note, 5.000%, 10/1/2014	3,000,000	3,025,458
Merrill Lynch & Co., Inc., Sr. Note, (Series MTNC), 3.000%, 4/30/2007	7,000,000	6,900,075
Merrill Lynch & Co., Inc., Note, (Series MTNC), 3.953%, 2/5/2010 (4)	7,000,000	7,000,000

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Broker/Dealers (continued)
Merrill Lynch & Co., Inc., Note, 4.790%, 8/4/2010 (1)	$5,000,000	$5,055,310
Morgan Stanley, Sr. Note, (Series MTNF), 3.734%, 1/18/2008 (4)	7,000,000	7,006,979
		50,253,303

Computer Services — 0.8%
Computer Associates, Inc., Sr. Note, (Series 144A), 5.625%, 12/1/2014 (7)(8)	5,000,000	5,126,195
Construction Equipment — 0.3%
CRH America, Inc., Note, 6.950%, 3/15/2012	2,000,000	2,243,220

Consumer Cyclical — 0.4%
Tyco International Group, Note, 5.800%, 8/1/2006	2,500,000	2,530,633

Corporate-Other — 0.8%
Core Investment Grade Trust, Pass Thru Cert., 4.659%, 11/30/2007 (4)	5,451,853	5,475,269
Domestic & International Oil — 1.5%
Occidental Petroleum Corp., Note, 4.000%, 11/30/2007	2,500,000	2,484,595
Pancanadian Petroleum Ltd., Bond, 6.300%, 11/1/2011	4,000,000	4,346,680
Pemex Project Funding Master Trust, Note, (Series 144A), 5.750%, 12/15/2015 (7)(8)	3,000,000	3,011,250
		9,842,525

Electrical Equipment — 0.8%
General Electric Co., Note, 5.000%, 2/1/2013	5,000,000	5,142,285

Energy — 1.4%
Dominion Resources, Inc., Sr. Unsecured Note, 5.150%, 7/15/2015	7,000,000	7,095,732
Halliburton Co., Note, 5.500%, 10/15/2010	2,000,000	2,094,108
		9,189,840

Financial Services — 17.6%
Allstate Financial Global, Note, (Series 144A), 7.125%, 9/26/2005 (5)(7)(8)	5,500,000	5,509,504
American Express Credit, Sr. Unsecured Note, (Series MTNB), 3.641%, 10/14/2005 (4)(5)	6,000,000	6,000,492
American General Finance Corp., Note, (Series G), 4.500%, 11/15/2007 (1)	5,000,000	5,020,760
American General Finance Corp., Note, (Series G), 5.375%, 10/1/2012	2,500,000	2,605,202
American General Finance Corp., Note, (Series MTN), 4.875%, 7/15/2012	2,000,000	2,026,050

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Intermediate Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Financial Services (continued)
Countrywide Home Loans, Global Bond, 2.875%, 2/15/2007	$5,000,000	$4,902,955
General Electric Capital Corp., Note, 3.801%, 3/4/2008 (4)	4,000,000	4,004,240
General Electric Capital Corp., Note, 4.875%, 3/4/2015	5,000,000	5,102,825
General Electric Capital Corp., Note, (Series MTNA), 6.125%, 2/22/2011	5,000,000	5,402,790
Household Finance Corp., Sr. Unsub., 4.070%, 11/16/2009 (4)	6,000,000	6,025,236
Household Finance Corp., Note, 5.000%, 6/30/2015	5,000,000	5,035,715
Household Finance Corp., Unsecured, 5.250%, 4/15/2015	3,000,000	3,078,156
Household Finance Corp., Note, 7.000%, 5/15/2012	3,000,000	3,391,806
John Deere Capital Corp., Note, (Series MTND), 4.400%, 7/15/2009	6,000,000	6,006,486
MBNA Capital B, Jr. Sub. Note, (Series B), 4.493%, 2/1/2027 (4)	3,000,000	2,951,133
National Rural Utilities Cooperative Finance Corp., Note, 3.000%, 2/15/2006 (5)	7,000,000	6,972,168
National Rural Utilities Cooperative Finance Corp., Collateral Trust, 3.875%, 2/15/2008	4,000,000	3,973,800
Residential Capital Corp., Note, (Series 144A), 4.835%, 6/29/2007 (1)(4)(7)(8)	7,000,000	7,043,113
Residential Capital Corp., Note, (Series 144A), 6.375%, 6/30/2010 (7)(8)
	5,000,000	5,109,235
SLM Corp., Note, (Series MTNA), 3.610%, 9/15/2006 (4)(5)	5,000,000	5,013,635
SLM Corp., Note, (Series MTNA), 3.811%, 7/27/2009 (4)	15,000,000	15,007,545
SLM Corp., Note, (Series MTNA), 5.625%, 4/10/2007 (1)	5,000,000	5,109,115
		115,291,961

Home Builders — 2.9%
Centex Corp., Note, (Series MTN), 3.950%, 8/1/2007 (4)	8,000,000	8,008,520
Centex Corp., Note, 5.450%, 8/15/2012	6,000,000	6,091,404
MDC Holdings, Inc., Sr. Note, 5.375%, 7/1/2015	5,000,000	4,943,400
		19,043,324

Insurance — 5.2%
AIG SunAmerica Global Financial, Bond, (Series 144A), 5.850%, 8/1/2008 (7)(8)	7,000,000	7,281,463

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Insurance (continued)
Berkshire Hathaway Finance Corp., Company Guarantee, (Series 144A), 4.750%, 5/15/2012 (7)(8)	$4,000,000	$4,044,320
GE Global Insurance Holding, Note, 7.500%, 6/15/2010	4,825,000	5,325,367
HSB Capital I, Company Guarantee, (Series B), 4.509%, 7/15/2027 (4)	4,000,000	4,004,192
Protective Life Corp., Unsecd. Note, 4.000%, 4/1/2011	8,000,000	7,815,968
Prudential Funding Corp., Note, (Series MTN), (Series 144A), 6.600%, 5/15/2008 (7)(8)	5,000,000	5,313,330
		33,784,640

Leasing — 0.3%
International Lease Finance Corp., Note, 4.500%, 5/1/2008	2,000,000	1,999,316

Media — 2.0%
AOL Time Warner, Inc., Note, 6.125%, 4/15/2006 (1)	4,000,000	4,047,992
Comcast Corp., Company Guarantee, 6.750%, 1/30/2011	3,000,000	3,286,842
Comcast Corp., Note, 4.950%, 6/15/2016	6,000,000	5,914,884
		13,249,718

Medical Products — 0.8%
Genentech, Inc., Note, (Series 144A), 4.750%, 7/15/2015 (7)(8)	5,000,000	5,044,845

Publishing — 0.4%
Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	2,500,000	2,529,307

Real Estate Investment Trusts-Diversified — 1.4%
Simon Property Group LP, Note, (Series 144A), 4.600%, 6/15/2010 (7)(8)	5,000,000	4,981,565
Vornado Realty Trust, Bond, 5.625%, 6/15/2007	4,000,000	4,060,676
		9,042,241

Retail — 0.5%
Wal-Mart Stores, Bond, 5.250%, 9/1/2035	3,000,000	3,038,643

Services-Diversified Commercials — 1.5%
Cendant Corp., Senior Note, 6.250%, 1/15/2008	6,000,000	6,233,412
Cendant Corp., Note, 6.250%, 3/15/2010	3,500,000	3,712,195
		9,945,607

Short-Term Business Credit — 0.8%
CIT Group, Inc., Sr. Note, 3.650%, 11/23/2007	5,000,000	4,933,080

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Telecommunications — 6.5%
BellSouth Corp., Note, 4.750%, 11/15/2012 (1)	$3,000,000	$3,028,563
British Telecommunication PLC, Note, 7.875%, 12/15/2005 (5)	5,000,000	5,051,960
Intelsat Ltd., Sr. Note, 5.250%, 11/1/2008	2,000,000	1,850,000
Sprint Capital Corp., 7.125%, 1/30/2006 (5)	5,000,000	5,058,370
Telecom Italia Capital, Company Guarantee, (Series 144A), 4.950%, 9/30/2014 (7)(8)	7,000,000	6,963,404
Telecom Italia Capital, Company Guarantee, (Series 144A), 5.250%, 11/15/2013 (7)(8)	5,000,000	5,088,850
Telefonos de Mexico, S.A., Note, (Series WI), 5.500%, 1/27/2015	3,000,000	3,027,915
Verizon Global Funding, Note, 7.375%, 9/1/2012	3,000,000	3,480,534
Vodafone Group PLC, Unsecured Note, 5.000%, 9/15/2015 (1)	9,000,000	9,176,247
		42,725,843

Transportation — 0.9%
Delta Air Lines, Inc., Equip. Trust, (Series 1993-A2), 10.500%, 4/30/2016	2,000,000	819,510
Systems 2001 Asset Trust, Pass Thru Cert., (Series 144A), 6.664%, 9/15/2013 (7)(8)	4,370,921	4,758,381
		5,577,891
Total Corporate Bonds & Notes (identified cost $450,769,368)		453,399,301

Government Agencies — 6.6%

Federal Home Loan Bank System — 3.5%
3.400%, 11/8/2005 (5)(12)	18,000,000	17,887,271
5.430%, 11/17/2008 (1)	5,000,000	5,207,560
		23,094,831

Federal National Mortgage Association — 3.1%
3.400%, 11/10/2005 (5)(12)	10,000,000	9,935,638
5.500%, 2/15/2006 (5)	10,000,000	10,076,700
		20,012,338
Total Government Agencies (identified cost $42,841,406)		43,107,169

Description	Principal Amount	Value

Mortgage Backed Securities — 10.1%

Federal Home Loan Mortgage Corp. — 0.1%
7.500%, 2/1/2031	$641,406	$681,578
7.500%, 6/1/2031	233,226	247,813
		929,391

Federal National Mortgage Association — 9.8%
5.000%, 7/1/2035	2,982,363	2,964,326
5.500%, 9/15/2035 (6)	20,000,000	20,206,240
6.000%, 9/15/2035 (6)	40,000,000	40,937,520
		64,108,086

Government National Mortgage Association — 0.2%
7.000%, 3/15/2032	908,990	956,688
Total Mortgage Backed Securities (identified cost $65,328,146)		65,994,165

U.S. Treasury Securities — 10.8%

U.S. Treasury Notes — 10.8%
3.875%, 7/10/2010 (1)	20,000,000	20,007,040
4.000%, 8/31/2007	10,000,000	10,034,770
4.125%, 8/15/2010	20,000,000	20,239,080
4.250%, 8/15/2015	20,000,000	20,384,380
Total U.S. Treasury Securities (identified cost $70,193,297)		70,665,270
Total Investment in Securities — 105.1% (identified cost $683,200,510)		687,487,662
Collateral Pool Investment for Securities on Loan — 12.6% (See Note 2 of the Financial Statements) (identified cost $82,508,866)		82,508,866

Repurchase Agreement — 11.2%
Agreement with Morgan Stanley & Co., Inc., 3.58%, dated 8/31/2005, to be repurchased at $73,212,214 on 9/1/2005, collateralized by U.S. Government Agency Obligations with various maturities to 8/1/2007, with a market value of $77,694,476 (at amortized cost)	73,204,934	73,204,934
Total Investments — 128.9% (identified cost $838,914,310)		843,201,462
Other Assets and Liabilities — (28.9)%		(189,118,125)
Total Net Assets — 100.0%		$654,083,337

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Intermediate Tax-Free Fund

Description/Credit Rating (9)	Principal Amount	Value

Long-Term Municipals — 97.1%

Arizona — 4.1%
Maricopa County, AZ, School District No. 28 Kyrene Elementary, (Series 2001 A), GO UT, 5.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.59%), 7/1/2013 NR/Aaa	$1,885,000	$2,080,946
Phoenix, AZ, Civic Improvement Corp., Subordinate Excise Tax Revenue Bonds, (Series 2003 A), 5.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 3.87%), 7/1/2015 AAA/Aaa	1,000,000	1,093,910
Phoenix, AZ, Civic Improvement Corp., Jr. Lien Water System Revenue Refunding Construction Bonds, 5.250%, (FGIC)/(Original Issue Yield: 4.69%), 7/1/2016 AAA/Aaa	500,000	570,475
		3,745,331

Arkansas — 1.8%
Arkansas Development Finance Authority, State Agency Facilities, Construction Bonds, Revenue Department Building Commission Project Series 1997, Revenue Bonds, 5.000%, (AMBAC INS)/(Original Issue Yield: 5.055%), 7/1/2020 AAA/Aaa	590,000	603,741
University of Arkansas, Revenue Refunding Bonds, UAMS Campus, (Series 2004 A), 4.000%, (MBIA Insurance Corp., GO of Brd)/(Original Issue Yield: 2.75%), 11/1/2009 NR/Aaa	1,000,000	1,033,210
		1,636,951

California — 1.2%
California State, Economic Recovery Bonds, (Series 2004 B), GO UT, 5.000%, (Original Issue Yield: 3.02%), 7/1/2023 (Mandatory Tender 7/1/2008), AA-/Aa3	1,000,000	1,051,700

Colorado — 8.3%
Eagle, Garfield & Routt Counties, Refunding CO, School District No. RE 50J, GO UT, 4.750%, (FSA State Aid Withholding)/(Original Issue Yield: 3.88%), 12/1/2018 AAA/Aaa	1,000,000	1,101,330
El Paso County, CO, School District No. 49 Falcon, GO UT Series 2002, 5.750%, (FGIC State Aid Withholding)/(Original Issue Yield: 4.75%), 12/1/2013 AAA/Aaa	1,875,000	2,126,250

Description/Credit Rating (9)	Principal Amount	Value

Municipals (continued)

Colorado (continued)
Larimer County, CO, School District No. R-1 Poudre, GO UT, 5.250%, (State Aid Withholding)/(Original Issue Yield: 4.65%), 12/15/2009 AA-/Aa3	$2,500,000	$2,660,425
University of Northern Colorado, Auxiliary Facilities System Revenue Refunding & Improvement Bonds Series 2005, 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.88%), 6/1/2017 AAA/Aaa	1,445,000	1,591,118
		7,479,123

Florida — 1.9%
Lee County, FL, Transportation Facilities, Sanibel Bridges & Causeway Project, (Series 2005 B), Revenue Bonds, 5.000%, (CIFG)/(Original Issue Yield: 3.95%), 10/1/2018 AAA/Aa2	1,525,000	1,676,890

Georgia — 4.7%
Coweta County, GA, Water & Sewer Authority Revenue Refunding Bonds, 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.79%), 6/1/2017 NR/Aaa	1,200,000	1,336,464
De Kalb County, GA, GO UT Refunding Bonds, (Series 2003 A), 5.000%, (Original Issue Yield: 2.15%), 1/1/2007 AA+/Aaa	1,790,000	1,839,655
Georgia Municipal Electric Authority, Project One Subordinated Bonds (Series 1998 A), Revenue Bonds, 5.250%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.70%), 1/1/2014 AAA/Aaa	1,000,000	1,119,950
		4,296,069

Hawaii — 2.5%
State of Hawaii GO UT Refunding Bonds 2005, (Series DG), 5.000%, (AMBAC INS)/ (Original Issue Yield: 3.69%), 7/1/2015 AAA/Aaa	2,000,000	2,228,020

Illinois — 2.7%
Kendall, Kane & Will Counties, IL, Community Unit School District No. 308, GO UT Series 2004, 5.250%, (FSA Insurance Corp.)/(Original Issue Yield: 4.38%), 10/1/2016 NR/Aaa	1,125,000	1,265,659
University of Illinois, Auxiliary Facilities System Revenue Refunding Bonds, (Series 2001 A), 5.250%, (AMBAC INS)/(Original Issue Yield: 4.53%), 4/1/2013 AAA/Aaa	1,060,000	1,181,646
		2,447,305

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Rating (9)	Principal Amount	Value

Municipals (continued)

Indiana — 1.7%
Indianapolis-Marion County, IN, Public Library, GO UT, 5.800%, (Original Issue Yield: 5.74%), 7/1/2012 (Prerefunded 1/1/2009) AAA/Aa2	$1,425,000	$1,561,586

Iowa — 3.4%
Iowa Finance Authority, Solid Waste Disposal Revenue Bonds, Series 1997 (IPSCO Project) 6.000%, 6/1/2027 (Mandatory Tender 6/1/2007) NR (10)	3,000,000	3,086,730

Kansas — 1.2%
Sedgwick County, KS, Wichita, Unified School District No. 259, GO UT Series 2000, 6.000%, (Original Issue Yield: 4.64%), 9/1/2008 AA/Aa3	1,000,000	1,082,100

Louisiana — 1.2%
Louisiana State University Agricultural and Mechanical College Board Auxiliary Revenue Refunding Bonds, (Series 2005 A), 5.000%, (AMBAC INS)/(Original Issue Yield: 3.76%), 7/1/2015 AAA/Aaa	1,000,000	1,109,650

Michigan — 3.9%
Detroit, MI, City School District, School Building & Site Improvement Bonds (Series 1998 B), GO UT, 5.000%, (FGIC Q-SBLF)/(Original Issue Yield: 4.50%), 5/1/2009 AAA/Aaa	2,000,000	2,130,920
Fraser, MI, Public School District, 2005 Refunding Bonds, GO UT, 5.000%, (FSA Q-SBLF)/(Original Issue Yield: 4.01%), 5/1/2017 AAA/Aaa	1,295,000	1,422,829
		3,553,749

Minnesota — 3.5%
Minneapolis/St. Paul, MN, Metropolitan Airports, Commission Airport Revenue Bonds, (Series 2001 B), (AMT), 5.250%, (FGIC)/(Original Issue Yield: 4.07%), 1/1/2006 AAA/Aaa (10)	1,000,000	1,008,090
Minneapolis/St. Paul, MN, Metropolitan Airports, Commission Airport Revenue Bonds, (Series 2001 B), (AMT), 5.500%, (FGIC)/(Original Issue Yield: 4.75%), 1/1/2011 AAA/Aaa (10)	2,000,000	2,188,440
		3,196,530

Description/Credit Rating (9)	Principal Amount	Value

Municipals (continued)

Nevada — 2.3%
Clark County, NV, School District, GO Ltd., Building & Refunding Bonds (Series 1999 D), 5.250%, (FGIC)/(Original Issue Yield: 4.48%), 6/15/2014 AAA/Aaa	$1,880,000	$2,111,522

New Jersey — 1.4%
New Jersey State Transportation Trust Fund Authority Transportation Systems Bonds, (Series 2003 C), 5.000%, (Original Issue Yield: 3.86%), 6/15/2012 AA-/A1	1,200,000	1,303,152

New Mexico — 2.5%
Belen, NM, Consolidated School District No. 002, GO UT, Refunding Bonds (Series 2005 A), 4.000%, (MBIA State Aid Withholding)/(Original Issue Yield: 2.42%), 8/1/2006 NR/Aaa	1,150,000	1,161,788
New Mexico State Highway Commission, Senior Subordinate Lien Tax Revenue Bonds, Series 1999, 6.000%, (Original Issue Yield: 5.37%), 6/15/2010 (Prerefunded 6/15/2009), AA+/Aa2	1,000,000	1,101,380
		2,263,168

New York — 9.6%
Metropolitan Transit Authority, NY, Transportation Revenue Bonds, (Series 2005 A), 5.500%, (AMBAC INS)/(Original Issue Yield: 3.61%), 11/15/2016 AAA/Aaa	1,500,000	1,742,520
New York, NY, GO UT, (Series C), 5.500%, (FGIC-TCRS)/(Original Issue Yield: 4.80%), 8/1/2015 AAA/Aaa	2,000,000	2,246,320
Oswego County, NY, GO UT, 6.700%, (Original Issue Yield: 6.80%), 6/15/2010 (Econ Defeased to Maturity), NR/A3	1,100,000	1,276,297
Oswego County, NY, GO UT, 6.700%, (Original Issue Yield: 6.80%), 6/15/2011 (Econ Defeased to Maturity), NR/A3	1,100,000	1,254,000
White Plains, NY, GO UT, Public Improvement Revenue Refunding Bonds, (Series B) 3.500%, (Original Issue Yield: 2.31%), 1/15/2007 Aa1	1,365,000	1,377,258
White Plains, NY, GO UT, Public Improvement Revenue Refunding Bonds, (Series B) 3.500%, (Original Issue Yield: 2.66%), 1/15/2008 Aa1	820,000	829,807
		8,726,202

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Rating (9)	Principal Amount	Value

Municipals (continued)

North Dakota — 5.5%
Fargo, ND, Health System Revenue Bonds (Meritcare), (Series 2000 A), 5.750%, (FSA Insurance Corp.)/(Original Issue Yield: 5.30%), 6/1/2012 AAA/Aaa	$2,940,000	$3,252,522
North Dakota State Water Commission, Water Development and Management Program Revenue Bonds, (Series 2000 A), 6.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.39%), 8/1/2011 (Prerefunded 8/1/2010) AAA/Aaa	1,545,000	1,741,292
		4,993,814

Ohio — 4.7%
Butler County, OH, Sewer System Refunding Revenue Bonds, (Series 2005), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.87%), 12/1/2017 NR/Aaa	2,450,000	2,755,883
Olentangy, OH, Local School District, (Series 2004 B), GO UT Refunding Bonds, 5.500%, (FGIC)/(Original Issue Yield: 4.48%), 12/1/2016 AAA/Aaa	1,000,000	1,134,060
Sidney, OH, Industrial Development, Revenue Bonds (Perfection Bakeries, Inc. Project), 5.400%, (Fort Wayne National Corp. LOC)/(Original Issue Yield: 5.40%), 9/15/2005 NR (10)	425,000	425,293
		4,315,236

South Carolina — 3.2%
South Carolina State Public Service Authority Revenue Bonds, (Series 1999 A), 5.375%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.80%), 1/1/2006 AAA/Aaa	2,835,000	2,859,154

Tennessee — 1.5%
Putnam County, TN, GO UT School Refunding Bonds, (Series 2001), 5.250%, (FGIC)/(Original Issue Yield: 4.53%), 4/1/2013 NR/Aaa	1,200,000	1,343,640

Texas — 6.3%
Dallas, TX, Waterworks & Sewer System, Revenue Refunding Bonds, (Series 2000), 5.500%, (Original Issue Yield: 5.22%), 10/1/2014 (Prerefunded 10/1/2010) AA+/Aa2	1,000,000	1,107,810

Description/Credit Rating (9)	Principal Amount	Value

Municipals (continued)

Texas (continued)
Tarrant County, TX, HFDC, Texas Health Resource System Revenue Bonds, (Series 1997 A), 5.750%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.05%), 2/15/2009 AAA/Aaa	$2,000,000	$2,153,880
Victoria, TX, Utilities System Revenue Refunding Bonds, (Series 2005), 5.000%, (AMBAC INS)/(Original Issue Yield: 3.96%), 12/1/2018 AAA/NR	2,205,000	2,421,641
		5,683,331

Utah — 5.3%
Alpine, Utah, School District, GO UT, 4.000%, (School Board Guaranty)/(Original Issue Yield: 2.35%), 3/15/2006 NR/Aaa	1,525,000	1,535,340
Jordan, Utah, School District, GO UT Refunding Bonds, (Series 1997 A), 5.250%, (School Board Guaranty)/(Original Issue Yield: 4.70%), 6/15/2006 AAA/NR	2,000,000	2,037,840
South Valley Sewer District, Utah, Sewer Revenue Bonds, (Series 2005), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.72%), 1/1/2014 NR/Aaa	1,100,000	1,210,638
		4,783,818

Virginia — 3.0%
Suffolk, VA, Redevelopment & Housing Authority, Multi Family Housing Revenue Refunding Bonds (Windsor at Potomac Vista Limited Partnership Project), 4.850%, (Fannie Mae — Standby Liq Fac)/(Original Issue Yield: 4.85%), (Mandatory Tender 7/1/2011), 7/1/2031 NR/Aaa	1,500,000	1,593,855
Virginia State Public School Authority, School Financing Revenue Refunding Bonds, (Series C), 5.000%, (Original Issue Yield: 3.51%), 8/1/2013 AA+/Aa1	1,000,000	1,105,660
		2,699,515

Washington — 1.2%
Port Longview, WA, Industrial Development Corp., Solid Waste Disposal Revenue Bonds, (Weyerhaeuser Co. Project Series 1992), 6.875%, (Original Issue Yield: 6.87%), 10/1/2008 BBB/NR (10)	1,000,000	1,089,470

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Rating (9)	Principal Amount or Shares	Value

Municipals (continued)

West Virginia — 1.3%
West Virginia State Hospital Finance Authority, Hospital Revenue Bonds (Series 2000 B), (AMT) (Oak Hill Hospital, Inc.), 6.750%, (Original Issue Yield: 6.95%), 9/1/2030 (Prerefunded 9/1/2010), NR/A2	$1,000,000	$1,169,430

Wisconsin — 7.2%
Cedarburg, WI, School District, GO UT (Series B), 5.375%, (FSA Insurance Corp.)/(Original Issue Yield: 4.93%), 3/1/2015 (Prerefunded 3/1/2011), NR/Aaa	895,000	991,284
Cedarburg, WI, School District, GO UT (Series B), 5.375%, (FSA Insurance Corp.)/(Original Issue Yield: 5.00%), 3/1/2016 (Prerefunded 3/1/2011), NR/Aaa	940,000	1,041,125
Highland, WI, School District, Bond Anticipation Notes, 3.5000%, (Original Issue Yield: 3.00%), 12/20/2005 NR/MIG1	1,000,000	1,001,540
Pewaukee, WI, School District, Refunding GO UT, 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.90%), 3/1/2016 NR/Aaa	1,340,000	1,486,569
Wisconsin State, GO UT (Series C), 6.000%, (Original Issue Yield: 5.75%), 5/1/2014 (Prerefunded 5/1/2010) AA-/Aa3	1,750,000	1,960,980
		6,481,498
Total Municipals (identified cost $85,186,771)		87,974,684

Mutual Funds — 2.1%
Federated Tax-Free Obligations Fund	718,991	718,991
Fidelity Tax Exempt Money Market	1,188,520	1,188,520
Total Mutual Funds (identified cost $1,907,511)		1,907,511
Total Investments — 99.2% (identified cost $87,094,282) (10)		89,882,195
Other Assets and Liabilities — 0.8%		737,055
Total Net Assets — 100.0%		$90,619,250

Short-Term Income Fund

Description	Principal Amount	Value

Asset-Backed Securities — 10.4%
BMW Vehicle Owner Trust 2003-A, Class A3, 1.940%, 2/25/2007	$191,412	$190,986
Capital Auto Receivables Asset Trust 2003-2, Class A3A, 1.440%, 2/15/2007	340,759	339,031
Capital Auto Receivables Asset Trust 2004-1, Class A4, 2.640%, 11/17/2008	1,000,000	975,804
Caterpillar Financial Asset Trust 2005-A, Class A3, 3.900%, 2/25/2009	1,000,000	996,412
CNH Equipment Trust 2003-A, Class A3B, 1.890%, 7/16/2007	427,626	425,486
DaimlerChrysler Auto Trust 2004-B, Class A3, 3.180%, 9/8/2008	1,000,000	992,109
Green Tree Home Equity Loan Trust 1998-B, Class B1, 7.810%, 11/15/2029	3,000,000	3,005,475
Honda Auto Receivables Owner Trust 2003-1, Class A3, 1.920%, 11/20/2006	167,635	167,400
Honda Auto Receivables Owner Trust 2005-2, Class A3, 3.930%, 1/15/2009	1,500,000	1,495,905
Household Automotive Trust 2002-3, Class A3A, 2.750%, 6/18/2007	80	80
Household Automotive Trust 2003-1, Class A3, 1.730%, 12/17/2007	383,671	382,151
John Deere Owner Trust 2001-A, Class A3, 1.790%, 4/15/2007	635,188	631,215
Long Beach Acceptance Auto Receivables Trust 2003-A, Class A3, 2.021%, 7/15/2007	269,778	269,414
Pegasus Aviation Lease Securitization 1999-1A, Class A1, 6.300%, 3/25/2029 (7)	750,654	372,043
Residential Asset Mortgage Products, Inc. 2004-RS2, Series RS2, 3.350%, 8/25/2029	1,278,167	1,267,617
USAA Auto Owner Trust 2004-2, Class A3, 3.030%, 6/16/2008	1,750,000	1,734,838
WFS Financial Owner Trust 2004-1, Class A4, 2.810%, 8/22/2011	1,150,000	1,130,529
Total Asset-Backed Securities (identified cost $14,843,313)		14,376,495

Collateralized Mortgage Obligations — 24.6%

Government National Mortgage Association — 3.2%
2.866%, Series 0348, Class AB, 2/16/2020	698,252	679,443
3.206%, Series 2003-72, Class A, 4/16/2018	1,669,673	1,633,957
3.313%, Series 2002-83, Class A, 4/16/2017	1,245,205	1,223,544
3.590%, Series 2004-78, Class A, 11/16/2017	943,342	926,499
		4,463,443

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)

Federal Home Loan Mortgage Corporation — 1.4%
3.150%, Class A3, 5/15/2010	$2,000,000	$1,938,612

Other Financial — 20.0%
CS First Boston Mortgage Securities Corp. 2003-11, Class 1A3, 4.500%, 6/25/2033	785,982	784,594
CS First Boston Mortgage Securities Corp. 2004-C1, Class A1, 2.254%, 1/15/2037	1,339,605	1,306,699
Countrywide Alternative Loan Trust 2004-J9, Class 1A2, 4.586%, 10/25/2034	2,400,000	2,395,817
GSR Mortgage Loan Trust 2005-AR5, Class 2A2, 5.205%, 8/26/2007	2,000,000	2,000,469
GSR Mortgage Loan Trust 2004-12, Class 3A3, 4.494%, 12/25/2034	1,600,000	1,584,592
Impac Secured Assets Common Owner Trust 2004-2, Class A3, 4.995%, 8/25/2034	1,200,000	1,197,906
J.P. Morgan Chase Commercial Mortgage Securities, Class A1, 3.053%, 1/15/2038	1,258,024	1,221,753
LB-UBS Commercial Mortgage Trust 2004-C1, Class A1, 2.964%, 1/15/2029	1,330,007	1,293,351
Master Adjustable Rate Mortgages Trust 2004-13, Class 3A4, 3.787%, 11/21/2034	1,900,000	1,878,646
Morgan Stanley Capital, Inc. 2003-IQ6, Class A1, 2.800%, 12/15/2041	1,198,405	1,174,348
Wachovia Bank Commercial Mortgage Trust, Class A1, 3.065%, 2/15/2041	1,584,514	1,540,638
Wachovia Bank Commercial Mortgage Trust, Class A1, 3.291%, 12/15/2035	2,005,169	1,961,927
Washington Mutual 2002-R10, Class A6, 4.820%, 10/25/2032	324,286	325,271
Washington Mutual 2004-AR7, Class A4, 3.954%, 7/25/2034	3,000,000	2,963,085
Washington Mutual 2005-AR5, Class A2, 4.686%, 5/15/2035	2,500,000	2,503,774
Wells Fargo Mortgage Backed Securities 2004-N, Class A2, 3.599%, 8/25/2034	2,000,000	1,993,662
Wells Fargo Mortgage Backed Securities 2004-W, Class A4, 4.605%, 11/25/2034	1,600,000	1,594,722
		27,721,254
Total Collateralized Mortgage Obligations (identified cost $34,576,318)		34,123,309

Description	Principal Amount	Value

Corporate Bonds & Notes — 37.5%

Banks — 3.0%
Bank of New York Co., Inc., Note, 2.200%, 5/12/2006	$1,100,000	$1,085,021
Union Planters Bank, Note, 5.125%, 6/15/2007	1,500,000	1,520,214
Wachovia Corp., Note, 4.950%, 11/1/2006	1,600,000	1,611,789
		4,217,024

Broadcasting — 1.1%
Clear Channel Communications, Inc., 6.000%, 11/1/2006	1,500,000	1,529,145

Broker/Dealers — 2.8%
Credit Suisse First Boston USA, Inc., Note, 5.875%, 8/1/2006	1,220,000	1,238,238
Goldman Sachs Group, Inc., Note, Series MTNB, 2.850%, 10/27/2006	1,900,000	1,870,793
Morgan Stanley, Unsubordinated, 6.100%, 4/15/2006	810,000	819,160
		3,928,191

Computer Services — 1.1%
IBM Corp., Unsecured Note, 2.375%, 11/1/2006	1,500,000	1,470,281

Construction Equipment — 0.9%
Caterpillar Financial Services Corp., Note, Series MTNF, 2.350%, 9/15/2006	1,300,000	1,274,337

Corporate-Other — 1.1%
Core Investment Grade Bond, 4.637%, 11/30/2007	1,544,690	1,551,325

Electric — 2.8%
Alabama Power Co., 2.800%, 12/1/2006	1,250,000	1,230,430
CalEnergy Co., Inc., Sr. Note, 7.630%, 10/15/2007	1,000,000	1,064,520
FPL Group, Inc., Company Guarantee, 7.625%, 9/15/2006	1,600,000	1,655,875
		3,950,825

Energy — 1.1%
Marathon Oil Corp., Note, 5.375%, 6/1/2007	1,500,000	1,528,359

Entertainment — 1.2%
AOL Time Warner, Inc., Note, 6.125%, 4/15/2006 (1)	1,610,000	1,629,317

Financial Services — 3.6%
Allstate Financial Global, Note, (Series 144A), 7.125%, 9/26/2005 (1)(7)	750,000	751,296
Cendant Corp., Unsecured Note, 6.875%, 8/15/2006	1,550,000	1,583,957
MBNA Corp., 6.250%, 1/17/2007	1,290,000	1,322,228
National City Bank, Indiana, Note, 2.375%, 8/15/2006	1,275,000	1,250,628
		4,908,109

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Forest Products & Paper — 0.4%
Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	$490,000	$495,744

Industrial Services — 3.1%
Dayton-Hudson Corp., Note, 7.500%, 7/15/2006	1,700,000	1,740,185
FedEx Corp., Note, 2.650%, 4/1/2007	2,200,000	2,145,653
Tyco International Group, Note, 5.800%, 8/1/2006	410,000	415,024
		4,300,862

Insurance — 2.6%
HSB Capital I, Company Guarantee, 4.509%, 7/15/2027 (4)	2,430,000	2,432,547
MGIC Investment Corp., Sr. Note, 6.000%, 3/15/2007	1,100,000	1,126,673
		3,559,220

Leasing — 0.7%
General Electric Capital Corp., 5.350%, 3/30/2006	1,000,000	1,006,832

Media — 1.1%
Cox Communications, Inc., 7.750%, 8/15/2006	1,500,000	1,544,266

Other Financial — 0.9%
National Rural Utilities Cooperative Finance Corp., Note, 3.000%, 2/15/2006	1,200,000	1,195,229

Personal Credit — 4.3%
Ford Motor Credit Co., Sr. Note, 4.950%, 1/15/2008	2,300,000	2,213,628
Ford Motor Credit Co., Note, 6.875%, 2/1/2006	1,100,000	1,107,427
General Motors Acceptance Corp., Note, 6.125%, 9/15/2006 (1)	2,600,000	2,610,694
		5,931,749

Real Estate — 3.4%
Duke Realty Corp., Note, 3.350%, 1/15/2008	1,500,000	1,455,884
Kimco Realty Corp., Note, Series MTN, 7.460%, 5/29/2007	1,700,000	1,793,787
Vornado Realty Trust, Bond, 5.625%, 6/15/2007	1,500,000	1,522,754
		4,772,425

Short-Term Business Credit — 0.9%
CIT Group, Inc., Sr. Note, 4.125%, 2/21/2006	1,275,000	1,275,454

Telecommunications — 1.4%
British Telecommunication PLC, Note, 7.875%, 12/15/2005	570,000	575,923

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Telecommunications (continued)
France Telecommunications, Note, 7.450%, 3/1/2006	$570,000	$578,573
Verizon Global Funding, Note, 6.750%, 12/1/2005 (1)	810,000	815,262
		1,969,758
Total Corporate Bonds & Notes (identified cost $52,613,255)		52,038,452

Government Agencies — 14.6%

Federal Home Loan Bank — 1.3%
Federal Home Loan Bank, 3.875%, 2/15/2008 (1)	1,800,000	1,789,789

Federal Home Loan Mortgage Company — 2.1%
Federal Home Loan Mortgage Company, Note, 4.300%, 5/5/2008 (1)	3,000,000	2,999,040

Federal National Mortgage Association — 11.2%
Federal National Mortgage Association, Note, 4.000%, 12/14/2007 (1)	3,500,000	3,486,178
4.125%, 6/16/2008 (1)	4,000,000	3,980,572
4.200%, 6/8/2009 (1)	3,000,000	2,994,978
5.500%, 2/15/2006 (1)	5,000,000	5,038,350
		15,500,078
Total Government Agencies (identified cost $20,318,102)		20,288,907

Mortgage Backed Pass-Through Securities — 1.2%

Federal Home Loan Mortgage Corporation — 0.1%
9.000%, 7/1/2014	43,030	44,792
11.000%, 8/1/2019	92,415	100,728
		145,520

Federal National Mortgage Association — 1.0%
7.000%, 12/1/2015	264,001	276,597
7.500%, 9/1/2015	279,382	295,985
8.000%, 8/1/2007	464	476
8.000%, 5/1/2008	61,584	62,580
9.000%, 7/1/2009	48,841	51,357
9.500%, 12/1/2024	83,328	92,280
9.500%, 1/1/2025	104,221	115,417
9.500%, 1/1/2025	152,514	169,295
10.000%, 7/1/2020	104,101	117,521
11.000%, 12/1/2015	233,008	256,547
		1,438,055

Government National Mortgage Association — 0.1%
9.000%, 12/15/2019	90,380	98,934
Total Mortgage Backed Pass-Through Securities (identified cost $1,637,725)		1,682,509

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value

Mutual Funds — 8.7%
Eaton Vance Institutional Senior Loan Fund (11)	645,161	$5,999,593
Fidelity Advisor Floating Rate High Income Fund	603,622	6,018,109
Total Mutual Funds (identified cost $12,000,000)		12,017,702
Total Investments — 97.0% (identified cost $135,988,713)		134,527,374
Collateral Pool Investment for Securities on Loan — 18.2% (See Note 2 of the Financial Statements) (identified cost $25,206,538)		25,206,538

Repurchase Agreement — 2.4%
Agreement with Morgan Stanley & Co., Inc., 3.580%, dated 8/31/2005, to be repurchased at $3,300,593 on 9/1/2005, collateralized by a U.S. Government Agency Obligation with a maturity of 8/1/2007, with a market value of $3,795,201 (at amortized cost)	$3,300,265	3,300,265
Total Investments — 117.6% (identified cost $164,495,516)		163,034,177
Other Assets and Liabilities — (17.6)%		(24,348,452)
Total Net Assets — 100.0%		$138,685,725

Government Money Market Fund

Description	Principal Amount	Value

Government Agencies — 12.0%

Federal Home Loan Bank — 2.5%
Federal Home Loan Bank, 2.375%, 11/1/2005	$2,000,000	$1,997,918
Federal Home Loan Bank, 2.000%, 2/27/2006	500,000	495,803
Federal Home Loan Bank, 2.400%, 3/17/2006	200,000	198,687
Federal Home Loan Bank, 2.060%, 4/24/2006	500,000	494,853
Federal Home Loan Bank, 1.950%, 4/28/2006	500,000	494,082
Federal Home Loan Bank, 2.750%, 5/15/2006	310,000	308,039
		3,989,382

Federal Home Loan Mortgage Corporation — 2.9%
Federal Home Loan Mortgage Corp., 2.375%, 4/15/2006	1,050,000	1,041,853
Federal Home Loan Mortgage Corp., 1.950%, 4/26/2006	500,000	494,462
Federal Home Loan Mortgage Corp., 3.830%, 6/20/2006	3,000,000	3,000,000
		4,536,315

Description	Principal Amount	Value

Government Agencies (continued)

Federal National Mortgage Association — 6.6%
Federal National Mortgage Association, 2.625%, 4/28/2006	$500,000	$496,616
Federal National Mortgage Association, 3.314%, 12/22/2006 (4)	10,000,000	9,991,124
		10,487,740
Total Government Agencies		19,013,437

Repurchase Agreements — 88.0%
Agreement with Barclay’s Capital, Inc., Tri-Party Agency, 3.550%, dated 8/31/2005, to be repurchased at $35,003,451 on 9/1/2005, collateralized by a U.S. Government Treasury Obligation with a maturity of 8/15/2021, with a market value of $35,701,066	35,000,000	35,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 3.570%, dated 8/31/2005, to be repurchased at $35,003,471 on 9/1/2005, collateralized by a U.S. Government Agency Obligation with a maturity of 3/3/2009, with a market value of $35,700,213	35,000,000	35,000,000
Agreement with Morgan Stanley & Co., Inc., 3.580%, dated 8/31/2005, to be repurchased at $33,003,282 on 9/1/2005, collateralized by a U.S. Government Treasury Obligation with a maturity of 8/31/2007, with a market value of $33,696,816	33,000,000	33,000,000
Agreement with State Street Bank & Trust Co., Inc., 3.300%, dated 8/31/2005, to be repurchased at $7,076,627 on 9/1/2005, collateralized by a U.S. Government Agency Obligation with a maturity of 9/1/2005, with a market value of $7,220,000	7,075,978	7,075,978
Agreement with Wachovia Capital, LLC, 3.560%, dated 8/31/2005, to be repurchased at $30,002,967 on 9/1/2005, collateralized by U.S. Government Agency Obligations with various maturities to 8/3/2015, with a market value of $30,600,227	30,000,000	30,000,000
Total Repurchase Agreements		140,075,978
Total Investments — 100.0% (at amortized cost)		159,089,415
Other Assets and Liabilities — (0.0)%		(5,185)
Total Net Assets — 100.0%		$159,084,230

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund

Description	Principal Amount	Value

Certificate of Deposit — 7.3%

Banks — 6.0%
Associated Bank, 3.600%, 9/23/2005	$50,000,000	$50,000,000
Associated Bank, 3.520%, 10/6/2005	50,000,000	50,000,000
First Tennessee Bank, (Series CD), 3.379%, 3/21/2006 (4)	20,500,000	20,495,457
Washington Mutual, Inc., (Series CD1), 3.700%, 5/31/2006 (4)	50,000,000	50,000,000
Washington Mutual, Inc., (Series CD1), 3.450%, 7/26/2006 (4)	50,000,000	49,988,259
		220,483,716
Foreign Banks — 1.3%
Societe Gen Acceptance, 3.525%, 9/19/2005	50,000,000	50,000,125
Total Certificate of Deposit		270,483,841
Collateralized Loan Agreements — 5.4%
Brokerage — 5.4%
Morgan Stanley & Co., Inc., 3.623%, 9/1/2005	100,000,000	100,000,000
Wachovia Securities, Inc., 3.630%, 9/1/2005	100,000,000	100,000,000
Total Collateralized Loan Agreements		200,000,000
Commercial Paper — 25.6%

Asset-Backed — 15.0%
Beta Finance, Inc., 3.560%, 10/17/2005 (7)(8)	25,000,000	24,886,278
Beta Finance, Inc., 3.570%, 10/20/2005 (7)(8)	23,200,000	23,087,267
Concord Minutemen Capital Co., 3.540%, 9/19/2005 (7)(8)	30,000,000	29,946,900
Concord Minutemen Capital Co., 3.700%, 11/8/2005 (7)(8)	53,970,000	53,592,810
Crown Point Capital Co., 144A, 3.695%, 11/8/2005 (7)(8)	56,588,000	56,193,047
Jupiter Security Corp., 144A, 3.515%, 9/16/2005 (7)(8)	68,783,000	68,682,262
Lexington Parker Cap. Co. LLC, 144A, 3.650%, 10/14/2005 (7)(8)	28,000,000	27,877,928
Lexington Parker Cap. Co. LLC, 144A, 3.370%, 10/20/2005 (7)(8)	35,018,000	34,857,374
Lexington Parker Cap. Co. LLC, 144A, 3.750%, 11/7/2005 (7)(8)	11,296,000	11,217,163
Liquid Funding Ltd., 144A, 3.260%, 9/1/2005 (7)(8)	50,000,000	50,000,000
Liquid Funding Ltd., 144A, 3.621%, 10/26/2005 (4)(7)(8)	50,000,000	50,000,000
Thunder Bay, 144A, 3.530%, 9/20/2005 (7)(8)	27,079,000	27,028,550

Description	Principal Amount	Value

Commercial Paper (continued)

Asset-Backed (continued)
World Omni Vehicle Leasing, Inc., 144A, 3.560%, 9/2/2005 (7)(8)	$50,000,000	$49,995,055
World Omni Vehicle Leasing, Inc., 144A, 3.560%, 9/15/2005 (7)(8)	49,057,000	48,988,892
		556,353,526
Diversified — 1.4%
Sigma Financial, Inc., 144A, 3.320%, 12/5/2005 (4)(7)(8)	50,000,000	49,997,201

Foreign Banks — 5.3%
Britannia Building Society, 3.450%, 9/12/2005	$10,000,000	$9,989,458
Britannia Building Society, 3.510%, 9/26/2005	6,775,000	6,758,486
Britannia Building Society, 3.550%, 10/14/2005	15,000,000	14,936,396
Britannia Building Society, 3.550%, 10/17/2005	63,890,000	63,600,188
Natexis Banques Populaires U.S. Finance Company, LLC, 3.460%, 9/2/2005	50,000,000	49,995,195
Rabobank U.S. Financial Corp., 3.550%, 9/1/2005	50,000,000	50,000,000
		195,279,723

Insurance — 0.9%
Torchmark Corp., 3.560%, 9/20/2005	10,000,000	9,981,211
Torchmark Corp., 3.590%, 9/23/2005	24,000,000	23,947,347
		33,928,558

Short-Term Business Credit — 0.4%
CIT Group, Inc., 3.270%, 9/20/2005	14,500,000	14,474,975

Telecommunications — 2.6%
SBC Communications, 3.480%, 9/12/2005 (7)(8)	50,000,000	49,946,833
SBC Communications, 3.510%, 9/14/2005 (7)(8)	47,500,000	47,439,794
		97,386,627
Total Commercial Paper		947,420,610

Corporate Bonds — 2.9%

Automotive — 1.9%
BMW US Capital LLC, 144A, 4.149%, 6/7/2006 (7)(8)	70,000,000	70,177,108

Brokerage — 0.2%
Merrill Lynch & Co., Inc., (Series MTNB), 2.490%, 5/5/2006	8,775,000	8,701,331

Leasing — 0.4%
International Lease Finance Corp., (Series MTNO), 4.000%, 1/17/2006	13,043,000	13,056,496

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value

Corporate Bonds (continued)

Personal Credit — 0.4%
Household Financial Corp., 8.875%, 2/15/2006	$15,966,000	$16,358,524
Total Corporate Bonds		108,293,459

Notes-Variable — 48.3%

Banks — 3.8%
SMM Trust, (Series 2004-H), 144A, 3.452%, 9/23/2005 (4)(7)(8)	8,461,538	8,461,538
SMM Trust, (Series 2004-M), 144A, 3.550%, 1/10/2006 (4)(7)(8)	8,536,000	8,536,000
Westlb AG NY, 144A, 3.580%, 4/4/2006 (4)(7)(8)	100,000,000	100,000,000
Westpac Bank NY, (Series MTN), 3.400%, 4/11/2006 (4)	25,000,000	25,001,441
		141,998,979
Broker/Dealers — 12.3%
Bank of America Securities, LLC, 3.860%, 5/26/2006 (4)(7)(8)	100,000,000	100,000,000
Credit Suisse First Boston USA, Inc., (Series YCD), 3.500%, 12/29/2005 (4)	13,100,000	13,101,288
Credit Suisse First Boston USA, Inc., (Series YCD), 3.584%, 7/19/2006 (4)	85,000,000	85,000,000
EMC Mortgage, Inc., (Fully Guaranteed by Bear Stearns & Co., Inc.), 3.870%, 5/26/2006 (3)(4)(7)(8)	100,000,000	100,000,000
First Clearing, LLC, 3.670%, 3/6/2006 (4)	50,000,000	50,000,000
J.P. Morgan Securities, Inc., 144A, 3.520% (7)(8)	20,000,000	20,000,000
Merrill Lynch & Co., Inc., (Series MTNB), 3.739%, 9/21/2005 (4)	56,000,000	56,010,087
Merrill Lynch & Co., Inc., (Series MTN5), 3.771%, 3/10/2006 (4)	20,000,000	20,000,000
Merrill Lynch & Co., Inc., (Series MTN), 3.660%, 6/19/2006 (4)	10,000,000	10,018,433
		454,129,808
Foreign Banks — 6.5%
Bos Intl Australia Ltd., (Series EMTN), 3.471%, 3/17/2006 (4)	10,000,000	10,002,827
Dekabank, 144A, 3.614%, 5/19/2006 (4)(7)(8)	100,000,000	100,000,000
Depfa-Bank PLC, 144A, 3.420%, 12/15/2005 (4)(7)(8)	50,000,000	50,000,000
HBOS Treasury Services, PLC, 144A, (Series MTN), 3.872%, 6/20/2006 (4)(7)(8)	30,000,000	30,000,000
Northern Rock PLC, 144A, 3.410%, 4/7/2006 (4)(7)(8)	50,000,000	50,000,000
		240,002,827

Description	Principal Amount	Value

Notes-Variable (continued)
Industrial Services — 2.7%
Caterpillar Financial Services Corp., (Series MTNF), 3.580%, 4/7/2006 (4)	$25,000,000	$25,006,201
Caterpillar Financial Services Corp., (Series MTNF), 3.670%, 7/10/2006 (4)	75,000,000	75,000,000
		100,006,201
Insurance — 10.7%
AIG SunAmerica Institutional Funding II, (Series EMTN), 3.540%, 9/14/2005 (4)	45,000,000	45,002,444
American General Finance, (Series MTNH), 3.510%, 3/29/2006 (4)	61,225,000	61,245,862
GE Capital Assurance Co., 144A, 3.680%, 4/20/2006 (4)(7)(8)	75,000,000	75,000,000
Jackson National Life Insurance Co., 144A, 3.670%, 1/20/2006 (4)(7)(8)	25,000,000	25,002,216
Metropolitan Life Insurance Co., 3.370%, 6/1/2006 (4)(7)(8)	65,000,000	65,000,000
Monumental Life Insurance Co., 144A, 3.560%, 10/14/2005 (4)(7)	10,000,000	10,000,000
Monumental Life Insurance Co., 3.574%, 11/4/2005 (4)(7)	25,000,000	25,000,000
Monumental Life Insurance Co., 144A, 3.910%, 8/2/2006 (4)(7)	40,000,000	40,000,000
Travelers Insurance Co., 144A, 3.743%, 2/1/2006 (4)(7)	50,000,000	50,000,000
		396,250,522

Mortgage Banking — 2.2%
Countrywide Home Loans, (Series MTNL), 3.947%, 2/17/2006 (4)	35,730,000	35,740,854
Countrywide Home Loans, (Series MTNL), 3.600%, 3/29/2006 (4)	45,500,000	45,510,272
		81,251,126

Personal Credit — 2.6%
American Honda Finance Corp., 144A, 3.440%, 9/8/2005 (4)(7)(8)	30,000,000	30,000,469
American Honda Finance Corp., 144A, 3.511%, 10/12/2005 (4)(7)(8)	40,000,000	40,000,000
American Honda Finance Corp., 144A, 3.690%, 10/20/2005 (4)(7)(8)	25,000,000	25,003,443
		95,003,912

Short-Term Business Loans — 2.3%
CIT Group, Inc., (Series MTN), 3.950%, 11/4/2005 (4)	60,350,000	60,376,203
CIT Group, Inc., (Series MTN), 3.714%, 4/19/2006 (4)	25,000,000	25,012,522
		85,388,725

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value

Notes-Variable (continued)

Student Loans — 1.9%
SLM Corp., 144A, (Series MTN), 3.560%, 3/2/2006 (4)(7)(8)	$15,000,000	$15,000,012
SLM Corp., (Series MTNA), 3.610%, 3/15/2006 (4)	20,000,000	20,023,802
SLM Corporate, (Series MTNA), 3.610%, 9/15/2006 (4)	37,000,000	37,082,122
		72,105,936

Telecommunications — 2.0%
Verizon Global Funding, 144A, 3.520%, 7/14/2006 (4)(7)(8)	75,000,000	75,000,000

Toiletries — 1.3%
Procter & Gamble Co., 144A, 3.340%, 3/2/2006 (4)(7)(8)	50,000,000	50,000,000
Total Notes-Variable		1,791,138,036

Repurchase Agreements — 10.4%
Agreement with State Street Bank & Trust Co., Inc., 3.300%, dated 8/31/2005, to be repurchased at $74,712,837 on 9/1/2005, collateralized by a U.S. Government Agency Obligation with a maturity of 8/15/2005, with a market value of $76,440,287	74,705,989	74,705,989
Agreement with Morgan Stanley & Co., Inc., 3.580%, dated 8/31/2005, to be repurchased at $210,020,883 on 9/1/2005, collateralized by a U.S. Government Agency Obligation with a maturity of 6/15/2010, with a market value of $217,154,541	210,000,000	210,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 3.623%, dated 8/31/2005, to be repurchased at $100,010,062 on 9/1/2005, collateralized by U.S. Government Treasury Obligations with various maturities to 5/15/2009	100,000,000	100,000,000
Total Repurchase Agreements		384,705,989
Total Investments — 99.9% (at amortized cost)		3,702,041,935
Other Assets and Liabilities — 0.1%		3,070,307
Total Net Assets — 100.0%		$3,705,112,242

Tax-Free Money Market Fund

Description	Principal Amount	Value

Municipals — 97.5%
Colorado — 3.6%
Denver, Colorado City & County Excise Tax, Revenue Bonds (Series B), 2.490%, 9/1/2025 (4)	$4,450,000	$4,450,000
Denver, Colorado City & County, Certificate Participation, 2.370%, 12/1/2029 (4)	1,600,000	1,600,000
		6,050,000
Delaware — 2.6%
Delaware State Economic Development Authority, Revenue Bonds, 2.650%, 12/1/2032 (4)	4,400,000	4,400,000
District of Columbia — 5.0%
ABN AMRO Munitops CTFS Tr, Revenue Bonds, 144A, 2.540%, 4/1/2012 (4)(7)	8,345,000	8,345,000
Florida — 5.0%
Broward County, Florida Health Facilities Authority, Revenue Bonds, 2.500%, 9/1/2032 (4)	350,000	350,000
Florida State Board of Education Lottery, Revenue Bonds (Series 222Z), 2.530%, 7/1/2017 (4)	3,000,000	3,000,000
Miami-Dade County, Florida Special Obligation, Revenue Bonds (Series Z-9), 2.570%, 4/17/2015 (4)	1,705,000	1,705,000
Palm Beach County, Florida School District, Revenue Bonds, 2.650%, 9/12/2005	1,000,000	1,000,000
Pinellas County, Florida Industrial Development Authority, Revenue Bonds, 2.410%, 7/1/2024 (4)	2,375,000	2,375,000
		8,430,000
Georgia — 1.1%
Bibb County, Georgia Development Authority, Revenue Bonds, 2.420%, 6/1/2026 (4)	290,000	290,000
Clayton County, Georgia Housing Authority, Multifamily Housing, Revenue Bonds, 2.440%, 1/1/2021 (4)	565,000	565,000
De Kalb County, Georgia Development Authority, Revenue Bonds, 2.540%, 10/1/2022 (4)	960,000	960,000
		1,815,000
Illinois — 14.2%
Chicago, Illinois Tender Notes, 2.300%, 2/2/2007	1,000,000	1,000,000
Illinois Health Facilities Authority, Revenue Bonds (Series B), 2.540%, 11/15/2029 (4)	900,000	900,000
Lakemoor, Illinois Multifamily, Revenue Bonds (Series A), 2.640%, 12/1/2020 (4)	9,000,000	9,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value

Municipals (continued)

Illinois (continued)
Lakemoor, Illinois Multifamily, Revenue Bonds (Series B), 2.730%, 12/1/2020 (4)	$2,000,000	$2,000,000
Metropolitan Pier & Exposition Authority, Revenue Bonds (Series Z-5), 2.570%, 4/3/2034 (4)	5,235,000	5,235,000
Metropolitan Pier & Exposition Authority, Revenue Bonds, 2.570%, 12/15/2036 (4)	1,500,000	1,500,000
Phoenix Realty SPL Account-U LP Illinois, Multifamily, Refunding Revenue Bonds, 2.730%, 4/1/2020 (4)	4,075,000	4,075,000
		23,710,000
Indiana — 2.4%
Dekko Foundation Educational Facilities Tax Exempt Income Trust, Ctfs of Ownership (Series 1), 2.700%, 4/1/2021 (4)	200,000	200,000
Indiana Health Facility Financing Authority Hospital, Revenue Bonds, 5.750%, 11/15/2022	1,500,000	1,508,847
Indiana State Educational Facilities Authority, Revenue Bonds, 2.600%, 12/1/2029 (4)	200,000	200,000
Indianapolis, Indiana LOC Public Improvement Bd Bk, Revenue Bonds, 2.570%, 2/1/2025 (4)	2,035,000	2,035,000
		3,943,847
Kentucky — 1.8%
Jefferson County, Kentucky Industrial Building Revenue, 2.590%, 3/1/2010 (4)	3,000,000	3,000,000

Louisiana — 3.7%
Lafayette Parish Louisiana Industrial Development Board, Inc., Revenue Bonds, 2.600%, 12/15/2014 (4)	755,000	755,000
Louisiana Public Facilities Authority, Revenue Bonds, 2.600%, 7/1/2021 (4)	1,000,000	1,000,000
Louisiana Public Facilities Authority, Revenue Bonds, 2.600%, 7/1/2033 (4)	3,790,000	3,790,000
Louisiana Public Facilities Authority, Revenue Bonds, 2.600%, 9/1/2034 (4)	700,000	700,000
		6,245,000
Maryland — 1.6%
Anne Arundel County, Maryland Economic, Revenue Bonds, 2.640%, 12/1/2015 (4)	2,000,000	2,000,000
Maryland State Economic Development Corp., Revenue Bonds, 2.450%, 7/1/2034 (4)	750,000	750,000
		2,750,000

Description	Principal Amount	Value

Municipals (continued)

Massachusetts — 0.6%
Massachusetts State Industrial Financial Agency, Revenue Bonds, 2.600%, 12/1/2019 (4)	$1,000,000	$1,000,000

Minnesota — 1.2%
Burnsville, Minnesota Housing, Revenue Bonds (Series A), 2.750%, 1/1/2045 (4)	2,000,000	2,000,000

Missouri — 0.9%
Kansas City, Missouri Municipal Assistance Corp., Revenue Bonds, 2.570%, 4/15/2031 (4)	1,500,000	1,500,000

Montana — 2.3%
Montana State Health Facility Authority Facility, Refunding Revenue Bonds (Series FX 1), 2.580%, 2/15/2016 (4)	3,855,000	3,855,000

New Hampshire — 2.4%
New Hampshire Health & Education Facilities Authority, Revenue Bonds, 2.550%, 10/1/2030 (4)	1,900,000	1,900,000
New Hampshire Health & Education Facilities Authority, Revenue Bonds, 2.550%, 6/1/2031 (4)	2,125,000	2,125,000
		4,025,000

New York — 3.8%
Suffolk County, New York Industrial Development Agency, Revenue Bonds, 2.600%, 4/1/2018 (4)	2,285,000	2,285,000
Tobacco Settlement Financing Corp., New York, Revenue Bonds (Series 776T), 2.540%, 6/1/2011 (4)	2,500,000	2,500,000
Tobacco Settlement Financing Corp., New York, Revenue Bonds, 3.000%, 8/12/2011	1,500,000	1,500,000
		6,285,000

North Carolina — 0.2%
North Carolina Medical Care Community Health Care Facilities, Revenue Bonds, 2.590%, 7/1/2017 (4)	300,000	300,000

Ohio — 11.5%
Hamilton County, Ohio Hospital Facilities, Revenue Bonds, 2.580%, 7/15/2029 (4)	6,500,000	6,500,000
Montgomery County, Ohio Industrial Development, Refunding Revenue Bonds, 2.590%, 10/1/2009 (4)	4,700,000	4,700,000
Trumbull County, Ohio Health Care Facility, Revenue Bonds, 2.450%, 10/1/2031 (4)	8,000,000	8,000,000
		19,200,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value

Municipals (continued)

Oklahoma — 1.2%
Oklahoma State Industrial Authority, Revenue Bonds, 2.600%, 8/1/2018 (4)	$2,010,000	$2,010,000

Pennsylvania — 5.4%
Allegheny County, Pennsylvania Industrial Development Authority Health & Housing Facilities, Revenue Bonds, 2.590%, 7/1/2010 (4)	3,100,000	3,100,000
Bucks County, Pennsylvania Industrial Development Authority, Revenue Bonds, 2.590%, 9/1/2019 (4)	1,405,000	1,405,000
Delaware County, Pennsylvania Industrial Development Authority Pollution Control, Revenue Bonds, 2.450%, 4/1/2021 (4)	1,190,000	1,190,000
Montgomery County, Pennsylvania Industrial Development Authority, Revenue Bonds, 2.500%, 9/15/2005	2,000,000	2,000,000
Schuylkill County, Pennsylvania Industrial Development Authority, Revenue Bonds, 2.400%, 4/1/2021 (4)	1,400,000	1,400,000
		9,095,000

Puerto Rico — 1.2%
Puerto Rico Government Development Bk, Revenue Bonds, 2.850%, 1/30/2006	2,000,000	2,000,000

South Carolina — 1.8%
Piedmont Municipal Power Agency, South Carolina Electric, Revenue Bonds, 2.570%, 1/1/2032 (4)	940,000	940,000
Piedmont Municipal Power Agency, South Carolina Electric, Revenue Bonds, 2.340%, 1/1/2034 (4)	2,000,000	2,000,000
		2,940,000

Tennessee — 1.9%
Memphis, Tennessee Health, Educational & Housing Facility Board, Revenue Bonds, 2.650%, 8/1/2032 (4)	800,000	800,000
Metropolitan Government, Nashville & Davidson County, Tennessee Industrial Development Board, Revenue Bonds, 2.450%, 12/1/2014 (4)	1,300,000	1,300,000
Rutherford County, Tennessee Industrial Development Board, Revenue Bonds, 2.590%, 7/1/2010 (4)	1,000,000	1,000,000
		3,100,000

Description	Principal Amount	Value

Municipals (continued)

Texas — 11.7%
Brownsville, Texas Utility Systems, Revenue Bonds, 2.350%, 9/1/2027 (4)	$875,000	$875,000
Dallas, Texas Waterworks & Sewer System, Revenue Bonds, 4.000%, 10/1/2005	1,000,000	1,001,907
Northside, Texas Independent School District, GO UT, 2.850%, 6/15/2035	1,500,000	1,500,000
Sam Rayburn, Texas Municipal Power Agency, Revenue Bonds, 2.540%, 10/1/2021 (4)	6,600,000	6,600,000
Strategic Housing Financial Corp., Travis County, Texas Lease Pur., Revenue Bonds, 2.640%, 1/1/2010 (4)	5,400,000	5,400,000
Tarrant County, Texas Health Facilities Development Corp., Revenue Bonds (Series 173), 2.570%, 11/15/2008 (4)	2,415,000	2,415,000
Texas State Student Housing Authority, Revenue Bonds, 2.580%, 10/1/2033 (4)	1,700,000	1,700,000
		19,491,907

Utah — 0.9%
Eagle Mountain, Utah Gas & Electric, Refunding Revenue Bonds, 2.500%, 12/1/2025 (4)	1,490,000	1,490,000

Virginia — 0.7%
Suffolk, Virginia Redevelopment & Housing Authority Multi-Family Housing, Revenue Bonds, 2.590%, 9/1/2019 (4)	1,105,000	1,105,000

Washington — 1.0%
Clark County, Washington School District Number 037, GO UT, 2.570%, 12/1/2020 (4)	1,000,000	1,000,000
Washington State Putters, GO UT (Series 333), 2.560%, 12/1/2014 (4)	730,000	730,000
		1,730,000

West Virginia — 0.6%
Clarksburg, West Virginia Water, Revenue Bonds, 3.000%, 9/1/2005	1,035,000	1,035,000

Wisconsin — 7.2%
Highland, Wisconsin School District Notes, 3.500%, 12/20/2005	1,500,000	1,500,641
Marshfield, Wisconsin Unified School District, Bond Anticipation Notes (Series A), 4.000%, 11/1/2005	1,000,000	1,001,831
Oshkosh, Wisconsin Area School District, GO UT, 4.000%, 8/29/2006	1,500,000	1,514,440
Racine, Wisconsin Anticipation Notes (Series A), 3.500%, 1/2/2006	1,650,000	1,651,212

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount or Shares	Value

Municipals (continued)

Wisconsin (continued)
Sun Prairie, Wisconsin Area School District, Bond Anticipation Notes, 3.250%, 2/1/2006	$2,000,000	$2,002,121
Verona, Wisconsin Area School District, Revenue Notes, 3.250%, 8/25/2006	1,000,000	1,001,910
Wisconsin Health & Educational Facilities, Authority Health Facilities, Revenue Bonds, 2.500%, 8/15/2034 (4)	3,100,000	3,100,000
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, 2.600%, 5/1/2026 (4)	200,000	200,000
		11,972,155
Total Municipals		162,822,909

Mutual Funds — 0.6%
Federated Tax-Free Obligations Fund	805,956	805,956
Fidelity Tax Exempt Money Market	300,000	300,000
Total Mutual Funds (identified cost $1,105,956)		1,105,956
Total Investments — 98.1% (at amortized cost)		163,928,865
Other Assets and Liabilities — 1.9%		3,108,054
Total Net Assets — 100.0%		$167,036,919

(See Notes which are an integral part of the Financial Statements)

Notes to Schedule of Investments

Note: The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2005.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Fully guaranteed by Bear, Stearns & Co., Inc.
(4)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2005.
(5)	Securities held as collateral for dollar roll transactions.
(6)	Denotes a security subject to dollar roll transactions and deemed a when-issued security.
(7)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2005, these securities amounted to:

	Amount	% of Total Net Assets
International Stock Fund	$2,231,744	0.6%
Government Income Fund	597,467	0.1
Intermediate Bond Fund	74,558,540	11.4
Short-Term Income Fund	1,123,339	0.8
Prime Money Market Fund	1,865,918,140	50.4
Tax-Free Money Market Fund	8,345,000	5.0
(8)	Denotes a restricted security which has been deemed liquid by criteria approved by the Fund’s Board of Directors.
(9)	Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.
(10)	Securities that are subject to alternative minimum tax represent 8.6% of Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.
(11)	Offshore fund.
(12)	Short-term security.

The following acronyms are used throughout this report:

ADR	—American Depositary Receipt

AMBAC—American Municipal Bond Assurance Corporation

CFC	—Cooperative Finance Corporation
CIFG	—CDC IXIS Financial Guaranty
COL	—Collateralized
FGIC	—Financial Guaranty Insurance Corporation
FRN	—Floating Rate Note
GDR	—Global Depository Receipt
GO	—General Obligation
HFDC	—Health Facility Development Corporation
IDC	—Industrial Development Corporation
INS	—Insured
LIQ	—Liquidity Agreement
LP	—Limited Partnership
LOC	—Letter of Credit
MTN	—Medium Term Note
PCA	—Pollution Control Authority
PCL	—Public Company Limited
PLC	—Public Limited Company
REITs	—Real Estate Investment Trusts
REMIC	—Real Estate Mortgage Investment Conduit
TCRs	—Transferable Custody Receipts
TRANs	—Tax and Revenue Anticipation Notes
UT	—Unlimited Tax
VRNs	—Variable Rate Notes

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Large-Cap Value Fund	$314,731,955	$52,235,210	$(1,783,443)	$50,451,767
Large-Cap Growth Fund	247,330,502	40,948,429	(5,710,849)	35,237,580
Mid-Cap Value Fund	635,168,616	116,615,542	(17,042,700)	99,572,842
Mid-Cap Growth Fund	181,126,102	24,130,888	(2,932,611)	21,198,277
Small-Cap Growth Fund	174,662,678	29,137,901	(2,835,806)	26,302,095
International Stock Fund	452,934,288	60,352,569	(4,712,406)	55,640,163
Government Income Fund	755,887,773	7,228,212	(2,615,152)	4,613,060
Intermediate Bond Fund	838,946,375	7,796,063	(3,540,976)	4,255,087
Intermediate Tax-Free Fund	87,094,282	2,908,422	(120,509)	2,787,913
Short-Term Income Fund	164,495,516	225,381	(1,686,720)	(1,461,339)
Government Money Market Fund*	159,089,415	—	—	—
Prime Money Market Fund*	3,702,041,935	—	—	—
Tax-Free Money Market Fund*	163,928,865	—	—	—

* at amortized cost

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Statements of Assets and Liabilities

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund
Assets:
Investments in securities, at value	$359,097,624	(1)	$280,162,208	(1)	$713,123,365	(1)	$195,295,644	(1)	$195,948,754	(1)
Investments in repurchase agreements	6,086,098		2,405,874		21,618,093		7,028,735		5,016,019
Cash	—		—		285,977		18,725		11,694
Cash denominated in foreign currencies (identified cost, $82,723)	—		—		—		—		—
Income receivable	881,621		327,995		713,260		47,486		12,199
Receivable for investments sold	—		—		508,855		1,625,117		1,025,468
Receivable for capital stock sold	134,659		48,893		544,578		14,757		12,186
Prepaid expenses	—		—		—		—		—

Total assets	366,200,002		282,944,970		736,794,128		204,030,464		202,026,320

Liabilities:
Payable for capital stock redeemed	37,220		146,885		161,225		363,146		143,448
Payable to bank	—		—		—		—		—
Payable for investments purchased	—		—		11,994,014		868,152		777,630
Payable on collateral due to broker	24,724,466		36,413,059		74,150,905		25,664,529		39,376,771
Options written, at value (premium received $212,355)	280,300		—		—		—		—
Payable for income distribution	—		—		—		—		—
Payable for dollar roll transactions	—		—		—		—		—
Payable to affiliates (Note 5)	329,783		237,417		618,947		169,432		189,538
Payable for portfolio accounting fees (Note 5)	18,089		14,892		27,876		10,671		11,048
Payable for transfer and dividend disbursing agent fees (Note 5)	30,921		27,950		30,804		24,463		22,978
Accrued expenses	12,978		14,981		20,537		9,906		5,227

Total liabilities	25,433,757		36,855,184		87,004,308		27,110,299		40,526,640

Total Net Assets	$340,766,245		$246,089,786		$649,789,820		$176,920,165		$161,499,680

Net Assets Consist of:
Paid-in-capital	$265,706,430		$199,273,872		$501,131,149		$200,796,294		$126,200,253
Net unrealized appreciation on investments, options, futures contracts and foreign currency	53,132,698		37,062,609		99,896,481		21,461,724		26,418,031
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency	20,938,947		9,468,066		47,939,076		(45,337,853)		8,881,396
Undistributed net investment income (distributions in excess of net investment income)	988,170		285,239		823,114		—		—

Total Net Assets	$340,766,245		$246,089,786		$649,789,820		$176,920,165		$161,499,680

Net Asset Value, Offering Price and Redemption
Proceeds Per Share
Investor Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$14.46		$13.64		$15.86		$13.65		$16.02
Advisor Class of Shares:
Net Asset Value and Redemption Proceeds Per Share	$14.46		$13.64		$15.86		$13.65		$16.02
Offering Price Per Share	$15.34	(2)	$14.47	(2)	$16.83	(2)	$14.48	(2)	$17.00	(2)
Institutional Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	—		—		—		—		—
Net Assets:
Investor Class of Shares	$328,848,379		$237,293,894		$637,292,763		$172,136,638		$155,327,253
Advisor Class of Shares	11,917,866		8,795,892		12,497,057		4,783,527		6,172,427
Institutional Class of Shares	—		—		—		—		—

Total Net Assets	$340,766,245		$246,089,786		$649,789,820		$176,920,165		$161,499,680

Shares Outstanding:
Investor Class of Shares	22,744,665		17,397,638		40,193,297		12,609,228		9,695,691
Advisor Class of Shares	824,290		644,829		787,887		350,364		385,415
Institutional Class of Shares	—		—		—		—		—

Total Shares Outstanding	23,568,955		18,042,467		40,981,184		12,959,592		10,081,106

Investments, at identified cost	$311,983,079		$245,505,473		$634,844,977		$180,862,655		$174,546,742

(1)	Including $24,720,289, $36,406,908, $74,138,375, $25,660,194, $39,370,115, $80,335,693, $114,068,905, $82,494,920 and $25,202,285, respectively, of securities loaned.
(2)	Computation of offering price per share 100/94.25 of net asset value.
(3)	Computation of offering price per share 100/95.25 of net asset value.
(4)	Computation of offering price per share 100/98.00 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund		Government Income Fund		Intermediate Bond Fund		Intermediate Tax-Free Fund	Short-Term Income Fund		Government Money Market Fund	Prime Money Market Fund	Tax-Free Money Market Fund

$435,170,300	(1)	$679,074,057	(1)	$769,996,528	(1)	$89,882,195	$159,733,912	(1)	$19,013,437	$3,317,335,946	$163,928,865
73,404,151		81,426,776		73,204,934		—	3,300,265		140,075,978	384,705,989	—
—		—		—		—	—		—	—	12,764

83,819		—		—		—	—		—	—	—
572,407		1,780,271		5,324,885		997,251	1,032,596		147,066	12,145,950	666,741
305,841		—		—		—	—		—	—	3,685,000
205,280		2,137,093		790,064		11,200	209,142		—	466,166	15,000
—		—		11		—	—		—	—	397

509,741,798		764,418,197		849,316,422		90,890,646	164,275,915		159,236,481	3,714,654,051	168,308,767

63,675,958		87,765		77,145		—	49,107		—	74,501	—
—		—		—		—	—		—	832,500	—
—		86,293,068		91,350,306		—	—		—	—	1,001,910
80,349,273		114,088,187		82,508,866		—	25,206,538		—	—	—

—		—		—		—	—		—	—	—
—		466,500		887,948		217,534	265,894		93,035	7,496,586	210,054
—		80,699,030		19,994,095		—	—		—	—	—
673,048		316,066		366,991		35,475	44,733		40,031	1,008,716	54,611
16,396		21,815		29,664		3,885	8,833		9,057	67,720	—

45,741		3,538		12,516		7,889	5,579		6,222	46,964	5,273
130,568		3,297		5,554		6,613	9,506		3,906	14,822	—

144,890,984		281,979,266		195,233,085		271,396	25,590,190		152,251	9,541,809	1,271,848

$364,850,814		$482,438,931		$654,083,337		$90,619,250	$138,685,725		$159,084,230	$3,705,112,242	$167,036,919

$344,398,992		$478,566,995		$665,120,477		$86,304,383	$149,372,909		$159,084,230	$3,705,551,790	$167,036,865

55,946,082		4,613,060		4,287,152		2,787,913	(1,461,339)		—	—	—

(38,515,728)		(1,433,411)		(15,820,865)		1,527,479	(9,257,466)		—	(448,724)	—

3,021,468		692,287		496,573		(525)	31,621		—	9,176	54

$364,850,814		$482,438,931		$654,083,337		$90,619,250	$138,685,725		$159,084,230	$3,705,112,242	$167,036,919

$13.35		$9.60		$9.40		$10.43	$9.03		$1.00	$1.00	$1.00

$13.35		$9.60		$9.40		—	$9.03		—	$1.00	—
$14.16	(2)	$10.08	(3)	$9.87	(3)	—	$9.21	(4)	—	—	—

$13.52		—		—		—	—		$1.00	$1.00	$1.00

$191,274,034		$475,920,186		$646,960,754		$90,619,250	$135,893,830		$121,712,196	$2,078,991,542	$142,826,018
5,448,703		6,518,745		7,122,583		—	2,791,895		—	75,992,865	—
168,128,077		—		—		—	—		37,372,034	1,550,127,835	24,210,901

$364,850,814		$482,438,931		$654,083,337		$90,619,250	$138,685,725		$159,084,230	$3,705,112,242	$167,036,919

14,325,446		49,574,486		68,816,051		8,687,568	15,044,153		121,712,196	2,079,258,481	142,825,964
408,092		679,049		757,609		—	309,166		—	76,026,238	—
12,440,826		—		—		—	—		37,372,034	1,550,267,072	24,210,901

27,174,364		50,253,535		69,573,660		8,687,568	15,353,319		159,084,230	3,705,551,791	167,036,865

$452,629,143		$755,887,773		$838,914,310		$87,094,282	$164,495,516		$159,089,415	$3,702,041,935	$163,928,865

Year Ended August 31, 2005

Statements of Operations

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund
Investment Income:
Interest income	$152,786 (1)	$122,768 (1)	$1,046,318 (1)	$227,742 (1)	$337,811 (1)
Dividend income	12,352,068	4,721,871 (3)	7,200,220	819,163 (3)	184,272

Total income	12,504,854	4,844,639	8,246,538	1,046,905	522,083

Expenses:
Investment adviser fee (Note 5)	2,666,696	1,930,378	4,248,462	1,375,702	1,529,589
Shareholder services fees (Note 5)—
Investor Class of Shares	860,908	622,058	1,389,589	446,896	367,845
Advisor Class of Shares	27,991	21,401	26,566	11,671	14,551
Institutional Class of Shares	—	—	—	—	—
Administrative fees (Note 5)	350,281	257,013	540,669	183,427	152,959
Portfolio accounting fees	119,645	94,120	167,810	74,229	65,088
Transfer and dividend disbursing agent fees	162,996	160,332	234,043	163,775	148,801
Custodian fees (Note 5)	60,556	50,735	81,645	36,685	30,592
Registration fees	17,635	21,483	21,575	17,627	16,774
Auditing fees	11,822	11,823	11,823	11,823	11,823
Legal fees	6,097	6,348	6,347	6,314	6,348
Printing and postage	25,631	33,018	66,513	23,792	16,059
Directors’ fees	13,286	13,281	13,280	13,281	13,280
Insurance premiums	7,862	5,668	10,238	4,083	3,002
Distribution services fees (Note 5)—
Advisor Class of Shares	27,991	21,401	26,566	11,671	14,551
Miscellaneous	12,215	11,745	11,736	7,622	4,883

Total expenses	4,371,612	3,260,804	6,856,862	2,388,598	2,396,145

Deduct (Note 5)—
Waiver of investment adviser fee	—	—	—	—	—
Waiver of administrative fee	(14,873)	(8,429)	(24,966)	(5,952)	(5,189)
Waiver of shareholder services fees—
Investor Class of Shares	—	—	—	—	—
Advisor Class of Shares	(27,991)	(21,401)	(26,566)	(11,671)	(14,551)
Institutional Class of Shares	—	—	—	—	—

Total Waivers	(42,864)	(29,830)	(51,532)	(17,623)	(19,740)

Net expenses	4,328,748	3,230,974	6,805,330	2,370,975	2,376,405

Net investment income (loss)	8,176,106	1,613,665	1,441,208	(1,324,070)	(1,854,322)

Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions and options	23,570,751	29,955,991	54,501,720	23,363,165	11,321,080
Net realized gain (loss) on futures contracts	—	87,794	1,945,332	606,626	472,396
Net realized loss on foreign currency contracts	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency translation	1,495,058	1,357,532	37,615,947	15,714,289	25,631,554

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	25,065,809	31,401,317	94,062,999	39,684,080	37,425,030

Change in net assets resulting from operations	$33,241,915	$33,014,982	$95,504,207	$38,360,010	$35,570,708

(1)	Including income on securities loaned of $42,413, $42,217, $101,343, $59,057, $170,318, $193,120, $139,738, $213,184 and $14,118, respectively.
(2)	Net of dollar roll expense of $3,110,172 and $1,374,734, respectively.
(3)	Net of foreign taxes withheld of $1,438, $7,538 and $1,004,718, respectively.
(4)	Net of foreign taxes withheld of $204,480.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund	Government Income Fund		Intermediate Bond Fund		Intermediate Tax-Free Fund	Short-Term Income Fund	Government Money Market Fund	Prime Money Market Fund	Tax-Free Money Market Fund

$361,877 (1)	$18,616,719	(1)(2)	$28,114,253	(1)(2)	$3,799,512	$5,100,659 (1)	$4,597,826	$92,858,621	$2,647,351
9,581,480 (3)	—		—		—	159,899	—	—	—

9,943,357	18,616,719		28,114,253		3,799,512	5,260,558	4,597,826	92,858,621	2,647,351

4,562,375	3,018,459		3,807,479		556,270	902,810	362,066	5,261,415	243,608

533,052	991,166		1,568,777		231,779	369,035	282,467	5,258,387	294,290
12,630	14,985		17,672		—	7,135	—	211,901	—
—	—		—		—	—	—	—	—
443,716	394,838		595,164		92,712	150,468	71,219	1,379,269	47,880
75,597	131,741		181,079		27,814	64,340	56,172	394,486	24,361
173,335	172,872		157,402		44,877	74,534	48,020	701,490	36,640
324,488	65,246		88,459		18,542	30,094	36,207	375,760	24,361
15,299	27,776		24,508		16,315	19,683	64,369	55,333	10,519
15,423	11,823		11,823		11,823	11,823	16,676	11,823	1,096
6,052	4,948		5,448		5,447	5,448	3,432	5,448	4,379
22,557	17,079		11,704		3,812	5,692	7,237	67,721	3,386
13,286	13,286		13,286		13,287	13,280	12,348	13,281	13,281
10,481	7,545		13,483		2,079	3,364	3,556	77,251	2,003

12,628	14,985		17,672		—	7,135	—	254,307	—
29,559	14,225		19,616		10,876	21,368	10,484	65,684	4,648

6,250,478	4,900,974		6,533,572		1,035,633	1,686,209	974,253	14,133,556	710,452

(70,000)	(402,461)		(380,748)		(250,274)	(511,591)	(329,539)	(1,403,044)	(172,527)
(20,635)	(19,888)		(24,966)		(3,039)	(4,856)	(1,206)	(22,877)	(885)

—	(911,873)		(1,443,276)		(213,237)	(339,514)	—	—	—
(12,380)	(14,985)		(17,672)		—	(7,135)	—	—	—
—	—		—		—	—	—	—	—

(103,015)	(1,349,207)		(1,866,662)		(466,550)	(863,096)	(330,745)	(1,425,921)	(173,412)

6,147,463	3,551,767		4,666,910		569,083	823,113	643,508	12,707,635	537,040

3,795,894	15,064,952		23,447,343		3,230,429	4,437,445	3,954,318	80,150,986	2,110,311

58,410,768 (4)	3,602,480		423,579		1,551,462	(77,260)	—	6,471	—
—	—		—		—	—	—	—	—
(1,700,636)	—		—		—	—	—	—	—
31,379,173	(4,212,066)		(5,475,618)		(3,090,710)	(1,819,798)	—	—	—

88,089,305	(609,586)		(5,052,039)		(1,539,248)	(1,897,058)	—	6,471	—

$91,885,199	$14,455,366		$18,395,304		$1,691,181	$2,540,387	$3,954,318	$80,157,457	$2,110,311

Statements of Changes in Net Assets

	Large-Cap Value Fund		Large-Cap Growth Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$8,176,106	$8,356,233	$1,613,665	$542,936
Net realized gain (loss) on investment transactions and options	23,570,751	29,870,501	29,955,991	44,876,998
Net realized gain (loss) on futures contracts	—	—	87,794	(7,812)
Net realized gain (loss) on foreign currency contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency	1,495,058	13,962,212	1,357,532	(27,034,264)

Change in net assets resulting from operations	33,241,915	52,188,946	33,014,982	18,377,858

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(8,600,689)	(7,957,144)	(1,784,677)	(469,883)
Advisor Class of Shares	(273,887)	(177,982)	(60,788)	(12,444)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(17,406,313)	—	—	—
Advisor Class of Shares	(533,830)	—	—	—
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(26,814,719)	(8,135,126)	(1,845,465)	(482,327)

Capital Stock Transactions—
Proceeds from sale of shares	28,445,249	42,060,067	17,505,093	34,550,479
Net asset value of shares issued to shareholders in payment of distributions declared	22,317,700	4,151,908	1,239,705	312,105
Cost of shares redeemed	(85,033,510)	(70,888,769)	(69,634,808)	(47,583,170)
Redemption fees	681	—	512	—

Change in net assets resulting from capital stock transactions	(34,269,880)	(24,676,794)	(50,889,498)	(12,720,586)

Change in net assets	(27,842,684)	19,377,026	(19,719,981)	5,174,945
Net Assets:
Beginning of period	368,608,929	349,231,903	265,809,767	260,634,822

End of period	$340,766,245	$368,608,929	$246,089,786	$265,809,767

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$988,170	$1,857,109	$285,239	$536,279

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund
Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004

$1,441,208	$1,680,417	$(1,324,070)	$(2,032,706)	$(1,854,322)	$(1,642,466)	$3,795,894	$654,186
54,501,720	27,849,871	23,363,165	23,446,181	11,321,080	18,778,875	58,410,768	40,981,046
1,945,332	241,300	606,626	874,523	472,396	(376,649)	—	—
—	—	—	—	—	—	(1,700,636)	(292,121)
37,615,947	22,110,524	15,714,289	(29,018,748)	25,631,554	(14,441,239)	31,379,173	(16,867,097)

95,504,207	51,882,112	38,360,010	(6,730,750)	35,570,708	2,318,521	91,885,199	24,476,014

(2,172,992)	(214,761)	—	—	—	—	(1,270,574)	(901,293)
(41,606)	(4,092)	—	—	—	—	(28,611)	(15,538)
—	—	—	—	—	—	(1,325,794)	(742,973)

(32,166,898)	(10,460,779)	—	—	—	—	—	—
(594,236)	(206,381)	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(34,975,732)	(10,886,013)	—	—	—	—	(2,624,979)	(1,659,804)

146,768,005	180,983,806	16,651,326	34,871,554	22,523,133	64,142,279	75,193,217	240,052,273
33,920,383	10,681,712	—	—	—	—	1,966,320	1,227,206
(62,993,198)	(33,837,652)	(66,933,633)	(79,943,090)	(31,327,235)	(25,618,044)	(264,200,728)	(126,442,773)
5,443	—	523	—	734	—	5,428	—

117,700,633	157,827,866	(50,281,784)	(45,071,536)	(8,803,368)	38,524,235	(187,035,763)	114,836,706

178,229,108	198,823,965	(11,921,774)	(51,802,286)	26,767,340	40,842,756	(97,775,543)	137,652,916

471,560,712	272,736,747	188,841,939	240,644,225	134,732,340	93,889,584	462,626,357	324,973,441

$649,789,820	$471,560,712	$176,920,165	$188,841,939	$161,499,680	$134,732,340	$364,850,814	$462,626,357

$823,114	$1,624,996	$—	$—	$—	$—	$3,021,468	$711,976

Statements of Changes in Net Assets

	Government Income Fund		Intermediate Bond Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$15,064,952	$16,365,878	$23,447,343	$25,487,793
Net realized gain (loss) on investment transactions and options	3,602,480	2,311,798	423,579	5,968,063
Net realized gain (loss) on futures contracts	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency	(4,212,066)	1,567,045	(5,475,618)	(2,327,529)

Change in net assets resulting from operations	14,455,366	20,244,721	18,395,304	29,128,327

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(15,616,752)	(17,741,574)	(24,618,631)	(27,053,287)
Advisor Class of Shares	(223,191)	(241,813)	(261,016)	(250,740)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	—	—	—	—
Advisor Class of Shares	—	—	—	—
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(15,839,943)	(17,983,387)	(24,879,647)	(27,304,027)

Capital Stock Transactions—
Proceeds from sale of shares	172,498,659	65,350,191	95,921,548	85,941,509
Net asset value of shares issued to shareholders in payment of distributions declared	10,065,417	11,190,302	14,342,634	15,013,754
Cost of shares redeemed	(48,585,491)	(115,872,240)	(82,472,367)	(105,073,105)
Redemption fees	13,528	—	2,279	—

Change in net assets resulting from capital stock transactions	133,992,113	(39,331,747)	27,794,094	(4,117,842)

Change in net assets	132,607,536	(37,070,413)	21,309,751	(2,293,542)
Net Assets:
Beginning of period	349,831,395	386,901,808	632,773,586	635,067,128

End of period	$482,438,931	$349,831,395	$654,083,337	$632,773,586

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$692,287	$(11,957)	$496,573	$154,703

(1)	Commenced operations on May 17, 2004.
(2)	Commenced operations on September 22, 2004.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund		Short-Term Income Fund		Government Money Market Fund		Prime Money Market Fund		Tax-Free Money Market Fund
Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Period Ended August 31, 2004(1)	Year Ended August 31, 2005	Year Ended August 31, 2004	Period Ended August 31, 2005(2)

$3,230,429	$3,518,118	$4,437,445	$4,549,192	$3,954,318	$324,441	$80,150,986	$28,408,714	$2,110,311
1,551,462	36,273	(77,260)	210,834	—	—	6,471	85,954	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

(3,090,710)	1,268,154	(1,819,798)	(628,409)	—	—	—	—	—

1,691,181	4,822,545	2,540,387	4,131,617	3,954,318	324,441	80,157,457	28,494,668	2,110,311

(3,228,761)	(3,517,412)	(5,449,947)	(5,954,090)	(2,355,328)	(177,991)	(45,887,493)	(15,807,589)	(2,019,005)
—	—	(98,994)	(94,197)	—	—	(1,580,750)	(416,176)	(91,252)
—	—	—	—	(1,598,990)	(146,450)	(32,682,743)	(12,166,537)	—

(49,146)	(226,477)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

(3,277,907)	(3,743,889)	(5,548,941)	(6,048,287)	(3,954,318)	(324,441)	(80,150,986)	(28,390,302)	(2,110,257)

12,130,236	12,569,890	30,460,670	38,376,373	3,090,240,254	556,169,297	13,537,482,744	13,819,939,566	573,350,458
465,638	589,749	2,242,778	2,355,810	2,851,886	159,270	19,917,654	7,269,119	462,243
(17,342,348)	(20,002,508)	(42,658,748)	(39,674,869)	(3,116,620,951)	(373,715,526)	(13,592,936,840)	(13,371,399,228)	(406,775,836)
—	—	658	—	—	—	—	—	—

(4,746,474)	(6,842,869)	(9,954,642)	1,057,314	(23,528,811)	182,613,041	(35,536,442)	455,809,457	167,036,865

(6,333,200)	(5,764,213)	(12,963,196)	(859,356)	(23,528,811)	182,613,041	(35,529,971)	455,913,823	167,036,919

96,952,450	102,716,663	151,648,921	152,508,277	182,613,041	—	3,740,642,213	3,284,728,390	—

$90,619,250	$96,952,450	$138,685,725	$151,648,921	$159,084,230	$182,613,041	$3,705,112,242	$3,740,642,213	$167,036,919

$(525)	$(524)	$31,621	$19,507	$—	$—	$9,176	$9,176	$54

Statement of Cash Flows

Government Income Fund
For Period Ended August 31, 2005
Increase (Decrease) in Cash
Cash Flows from Operating Activities
Change in net assets resulting from operations	$14,455,366
Adjustments to Reconcile Change in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(2,504,637,824)
Paydown on investment securities	61,975,562
Realized loss on paydowns	131,973
Proceeds from sale of investment securities	2,480,239,919
Net purchases of short term investment securities	(199,622,690)
Increase in income receivable	(182,633)
Increase in payable on collateral due to broker	33,323,512
Increase in payable to affiliates	80,917
Increase in accrued expenses	9,472
Decrease in receivable for investments sold	7,939,477
Increase in payable for investments purchased	68,982,582
Net realized gain on investments	(3,602,480)
Net amortization/accretion of premium/discount	651,828
Net unrealized appreciation on investments	4,212,066

NET CASH USED IN OPERATING ACTIVITIES	(36,042,953)

Cash Flows from Financing Activities
Cash received from dollar roll transactions, net	(79,938,514)
Proceeds from sale of shares	170,616,470
Cash distributions paid	(5,939,710)
Payment of shares redeemed	(48,667,826)

NET CASH USED IN FINANCING ACTIVITIES	36,070,420

NET CHANGE IN CASH	27,467

Cash:
Beginning of period	(27,467)

End of period	$—

Supplemental disclosure of cash flow information. Non-cash financing not included herein consists of reinvestment of dividend and distributions of $10,065,417.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of, period (000 omitted)	Portfolio turnover rate
											Expenses	Net investment income (loss)	Expense waiver(2)
Large-Cap Value Fund
2001	$14.62	0.16		0.16	0.32	(0.14)	(0.10)	(0.24)	$14.70	2.20%	1.19%	1.09%	0.25%	$3,628	78%
2002(3)	$14.70	0.14		(1.99)	(1.85)	(0.18)	(0.55)	(0.73)	$12.12	(13.16)%	1.20%	1.30%	0.25%	$4,360	50%
2003(3)	$12.12	0.24		0.42	0.66	(0.20)	—	(0.20)	$12.58	5.56%	1.23%	2.03%	0.25%	$5,757	62%
2004(3)	$12.58	0.30		1.62	1.92	(0.30)	—	(0.30)	$14.20	15.39%	1.22%	2.30%	0.25%	$10,255	103%
2005(3)	$14.20	0.32		1.01	1.33	(0.35)	(0.72)	(1.07)	$14.46	9.77%	1.22%	2.30%	0.25%	$11,918	103%
Large-Cap Growth Fund
2001	$19.22	0.01		(4.66)	(4.65)	(0.01)	(0.81)	(0.82)	$13.75	(24.79)%	1.19%	0.05%	0.25%	$4,771	63%
2002(3)	$13.75	0.01		(3.16)	(3.15)	(0.01)	—	(0.01)	$10.59	(22.94)%	1.21%	0.01%	0.25%	$4,964	62%
2003(3)	$10.59	0.04		0.71	0.75	(0.02)	—	(0.02)	$11.32	7.11%	1.28%	0.37%	0.25%	$6,349	73%
2004(3)	$11.32	0.02		0.78	0.80	(0.02)	—	(0.02)	$12.10	7.08%	1.25%	0.20%	0.25%	$8,126	129%
2005(3)	$12.10	0.08		1.55	1.63	(0.09)	—	(0.09)	$13.64	13.51%	1.26%	0.63%	0.25%	$8,796	146%
Mid-Cap Value Fund
2001	$10.85	0.02		2.62	2.64	(0.07)	(0.70)	(0.77)	$12.72	25.80%	1.30%	0.17%	0.25%	$2,288	104%
2002(3)	$12.72	0.02		(0.40)	(0.38)	(0.01)	(1.68)	(1.69)	$10.65	(4.25)%	1.26%	0.13%	0.25%	$3,956	44%
2003(3)	$10.65	0.01		1.86	1.87	(0.01)	—	(0.01)	$12.51	17.63%	1.27%	0.13%	0.25%	$5,428	39%
2004(3)	$12.51	0.05		2.14	2.19	(0.01)	(0.45)	(0.46)	$14.24	17.76%	1.22%	0.42%	0.25%	$8,456	33%
2005(3)	$14.24	0.03		2.61	2.64	(0.06)	(0.96)	(1.02)	$15.86	19.16%	1.20%	0.25%	0.25%	$12,497	37%
Mid-Cap Growth Fund
2001	$27.43	(0.06	)(4)	(8.67)	(8.73)	—	(4.97)	(4.97)	$13.73	(34.17)%	1.19%	(0.39)%	0.25%	$3,051	118%
2002(3)	$13.73	(0.09	)(4)	(4.29)	(4.38)	—	(0.04)	(0.04)	$9.31	(32.01)%	1.24%	(0.73)%	0.25%	$2,596	167%
2003(3)	$9.31	(0.08	)(4)	2.34	2.26	—	—	—	$11.57	24.27%	1.28%	(0.79)%	0.25%	$3,663	121%
2004(3)	$11.57	(0.10	)(4)	(0.32)	(0.42)	—	—	—	$11.15	(3.63)%	1.24%	(0.84)%	0.25%	$4,209	240%
2005(3)	$11.15	(0.10)		2.60	2.50	—	—	—	$13.65	22.42%	1.29%	(0.72)%	0.26%	$4,784	188%
Small-Cap Growth Fund
2001	$18.82	(0.08	)(4)	(4.52)	(4.60)	—	(1.63)	(1.63)	$12.59	(24.23)%	1.58%	(0.70)%	0.25%	$2,399	287%
2002(3)	$12.59	(0.14	)(4)	(3.12)	(3.26)	—	(0.58)	(0.58)	$8.75	(27.23)%	1.63%	(1.21)%	0.25%	$2,440	292%
2003(3)	$8.75	(0.07	)(4)	3.15	3.08	—	—	—	$11.83	35.20%	1.72%	(0.76)%	0.25%	$3,763	248%
2004(3)	$11.83	(0.17	)(4)	0.94	0.77	—	—	—	$12.60	6.51%	1.58%	(1.29)%	0.25%	$4,857	267%
2005(3)	$12.60	(0.18)		3.60	3.42	—	—	—	$16.02	27.14%	1.55%	(1.21)%	0.26%	$6,173	195%
International Stock Fund
2001	$16.33	0.04	(4)	(4.03)	(3.99)	—	(1.61)	(1.61)	$10.73	(26.36)%	1.46%	0.34%	0.27%	$3,555	156%
2002(3)	$10.73	0.03	(4)	(1.46)	(1.43)	—	—	—	$9.30	(13.33)%	1.49%	0.30%	0.27%	$4,183	83%
2003(3)	$9.30	0.05	(4)	0.66	0.71	—	—	—	$10.01	7.63%	1.54%	0.59%	0.27%	$3,735	171%
2004(3)	$10.01	0.00	(4)	1.03	1.03	(0.04)	—	(0.04)	$11.00	10.28%	1.50%	0.03%	0.27%	$4,455	137%
2005(3)	$11.00	0.09		2.33	2.42	(0.07)	—	(0.07)	$13.35	22.03%	1.48%	0.70%	0.27%	$5,449	150%
Government Income Fund
2001	$9.20	0.55		0.33	0.88	(0.55)	—	(0.55)	$9.53	9.77%	1.10%	5.81%	0.35%	$2,451	122%
2002(3)	$9.53	0.47	(4)(5)	0.20 (5)	0.67	(0.48)	—	(0.48)	$9.72	7.25%	1.10%	4.90%(5)	0.35%	$3,839	76%
2003(3)	$9.72	0.30	(4)	(0.09)	0.21	(0.33)	—	(0.33)	$9.60	2.22%	1.10%	3.06%	0.35%	$4,615	539%
2004(3)	$9.60	0.41	(4)	0.08	0.49	(0.45)	—	(0.45)	$9.64	5.26%	1.10%	4.30%	0.35%	$5,579	113%
2005(3)	$9.64	0.34		(0.02)	0.32	(0.36)	—	(0.36)	$9.60	3.37%	1.11%	3.52%	0.35%	$6,519	561%

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency		Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)		Ratios to Average Net Assets						Net assets, end of period (000 omitted)	Portfolio turnover rate
													Expenses		Net investment income (loss)		Expense waiver(2)
Intermediate Bond Fund
2001	$9.16	0.53		0.35		0.88	(0.53)	—	(0.53)	$9.51	9.89%		0.95%		5.67%		0.31%		$3,230	273%
2002(3)	$9.51	0.45	(4)(5)	(0.04	)(5)	0.41	(0.48)	—	(0.48)	$9.44	4.46%		0.95%		4.77	%(5)	0.31%		$4,255	187%
2003(3)	$9.44	0.39	(4)	0.06		0.45	(0.42)	—	(0.42)	$9.47	4.86%		0.95%		4.05%		0.31%		$5,403	317%
2004(3)	$9.47	0.39	(4)	0.02		0.41	(0.38)	—	(0.38)	$9.50	4.44%		0.95%		4.06%		0.31%		$6,865	279%
2005(3)	$9.50	0.33		(0.08)		0.25	(0.35)	—	(0.35)	$9.40	2.66%		0.96%		3.47%		0.32%		$7,123	357%
Short-Term Income Fund
2001(6)	$9.26	0.46		0.28		0.74	(0.46)	—	(0.46)	$9.54	8.15	%(8)	0.76	%(7)	5.68	%(7)	0.59	%(7)	$97	79%
2002(3)	$9.54	0.39	(4)(5)	(0.06	)(5)	0.33	(0.45)	—	(0.45)	$9.42	3.53%		0.79%		4.21	%(5)	0.59%		$824	54%
2003(3)	$9.42	0.30	(4)	(0.02)		0.28	(0.38)	—	(0.38)	$9.32	2.99%		0.81%		3.19%		0.59%		$2,207	43%
2004(3)	$9.32	0.25	(4)	(0.02)		0.23	(0.34)	—	(0.34)	$9.21	2.51%		0.77%		2.70%		0.59%		$2,914	40%
2005(3)	$9.21	0.25		(0.11)		0.14	(0.32)	—	(0.32)	$9.03	1.51%		0.77%		2.72%		0.59%		$2,792	52%
Prime Money Market Fund
2001	$1.00	0.05		—		0.05	(0.05)	—	(0.05)	$1.00	5.00%		0.76%		4.90%		0.05%		$127,707	—
2002	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	1.69%		0.75%		1.69%		0.04%		$113,662	—
2003	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.75%		0.75%		0.74%		0.03%		$93,059	—
2004	$1.00	0.01	(4)	—		0.01	(0.01)	—	(0.01)	$1.00	0.46%		0.75%		0.45%		0.04%		$84,397	—
2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	1.91%		0.75%		1.90%		0.04%		$75,993	—

(1)	Based on net asset value, which does not reflect the sales charge, or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Effective September 1, 2001, the Funds adopted the provisions of the revised American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of redemption fees. Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005
International Stock Fund	$0.01	$0.01	$0.01	$0.00

Funds not shown had redemption fees of less than $0.01. Periods prior to September 1, 2001 have not been restated to reflect this change.

(4)	Per share information is based on average shares outstanding.

(5) Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund and Short-Term Income Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was as follows:

	Net Investment Income per Share	Net Realized/Unrealized Gain/Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.01)	$0.01	(0.12)%
Intermediate Bond Fund	(0.03)	0.03	(0.32)
Short-Term Income Fund	(0.04)	0.04	(0.40)

Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(6)	Reflects operations for the period from October 31, 2000 (start of performance) to August 31, 2001.
(7)	Computed on an annualized basis.
(8)	Not annualized for periods less than a year.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)		Ratios to Average Net Assets						Net assets, end of period (000 omitted)	Portfolio turnover rate
												Expenses		Net investment income (loss)		Expense waiver(2)
International Stock Fund
2001	$16.35	0.07	(3)	(4.04)	(3.97)	—	(1.61)	(1.61)	$10.77	(26.19)%		1.21%		0.55%		0.02%		$109,367	156%
2002(4)	$10.77	0.06	(3)	(1.46)	(1.40)	—	—	—	$9.37	(13.00)%		1.24%		0.59%		0.02%		$102,233	83%
2003(4)	$9.37	0.08	(3)	0.66	0.74	—	—	—	$10.11	7.90%		1.29%		0.90%		0.02%		$116,761	171%
2004(4)	$10.11	0.04	(3)	1.02	1.06	(0.06)	—	(0.06)	$11.11	10.52%		1.25%		0.36%		0.02%		$242,089	137%
2005(4)	$11.11	0.16		2.32	2.48	(0.07)	—	(0.07)	$13.52	22.38%		1.23%		0.95%		0.02%		$168,128	150%
Government Money Market Fund
2004(6)	$1.00	—		—	—	—	—	—	$1.00	0.28	%(7)	0.20	%(5)	1.18	%(5)	0.17	%(5)	$64,212	—
2005	$1.00	0.02		—	0.02	(0.02)	—	(0.02)	$1.00	2.37%		0.20%		2.34%		0.18%		$37,372	—
Prime Money Market Fund
2001	$1.00	0.05		—	0.05	(0.05)	—	(0.05)	$1.00	5.58%		0.21%		4.98%		0.05%		$914,693	—
2002	$1.00	0.02		—	0.02	(0.02)	—	(0.02)	$1.00	2.25%		0.20%		2.24%		0.04%		$910,196	—
2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)	$1.00	1.30%		0.20%		1.26%		0.03%		$1,302,242	—
2004	$1.00	0.01	(3)	—	0.01	(0.01)	—	(0.01)	$1.00	1.01%		0.20%		1.01%		0.04%		$1,532,640	—
2005	$1.00	0.02		—	0.02	(0.02)	—	(0.02)	$1.00	2.47%		0.20%		2.45%		0.04%		$1,550,128	—
Tax-Free Money Market Fund
2005(8)	$1.00	—		—	—	—	—	—	$1.00	0.39	%(7)	0.20	%(5)	0.78	%(5)	0.06	%(5)	$24,211	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Per share information is based on average shares outstanding.
(4)	Effective September 1, 2001, the Funds adopted the provisions of the revised American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of redemption fees. Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005
International Stock Fund	$0.01	$0.01	$0.00	$0.00

Funds not shown had redemption fees of less than $0.01. Periods prior to September 1, 2001 have not been restated to reflect this change.

(5)	Computed on an annualized basis.
(6)	Reflects operations for the period from May 28, 2004 (start of performance) to August 31, 2004.
(7)	Not annualized for periods less than a year.
(8)	Reflects operations for the period from June 29, 2005 (start of performance) to August 31, 2005.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets				Net assets, end of period (000 omitted)	Portfolio turnover rate
											Expenses	Net investment income (loss)		Expense waiver(2)
Large-Cap Value Fund
2001	$14.62	0.16		0.16	0.32	(0.14)	(0.10)	(0.24)	$14.70	2.20%	1.19%	1.07%		—	$414,651	78%
2002(3)	$14.70	0.14		(1.99)	(1.85)	(0.18)	(0.55)	(0.73)	$12.12	(13.16)%	1.20%	1.28%		—	$338,512	50%
2003(3)	$12.12	0.24		0.42	0.66	(0.20)	—	(0.20)	$12.58	5.56%	1.23%	2.04%		—	$343,475	62%
2004(3)	$12.58	0.30		1.62	1.92	(0.30)	—	(0.30)	$14.20	15.39%	1.22%	2.27%		—	$358,354	103%
2005(3)	$14.20	0.33		1.00	1.33	(0.35)	(0.72)	(1.07)	$14.46	9.77%	1.22%	2.30%		—	$328,848	103%
Large-Cap Growth Fund
2001	$19.22	0.01		(4.66)	(4.65)	(0.01)	(0.81)	(0.82)	$13.75	(24.79)%	1.19%	0.03%		—	$386,911	63%
2002(3)	$13.75	0.01		(3.16)	(3.15)	(0.01)	—	(0.01)	$10.59	(22.94)%	1.21%	0.01%		—	$274,960	62%
2003(3)	$10.59	0.04		0.71	0.75	(0.02)	—	(0.02)	$11.32	7.11%	1.28%	0.38%		—	$254,286	73%
2004(3)	$11.32	0.02		0.78	0.80	(0.02)	—	(0.02)	$12.10	7.08%	1.25%	0.20%		—	$257,684	129%
2005(3)	$12.10	0.09		1.54	1.63	(0.09)	—	(0.09)	$13.64	13.51%	1.26%	0.63%		—	$237,294	146%
Mid-Cap Value Fund
2001	$10.85	0.02		2.62	2.64	(0.07)	(0.70)	(0.77)	$12.72	25.80%	1.30%	0.16%		—	$172,719	104%
2002(3)	$12.72	0.02		(0.40)	(0.38)	(0.01)	(1.68)	(1.69)	$10.65	(4.25)%	1.26%	0.13%		—	$196,254	44%
2003(3)	$10.65	0.01		1.86	1.87	(0.01)	—	(0.01)	$12.51	17.63%	1.27%	0.13%		—	$267,309	39%
2004(3)	$12.51	0.05		2.14	2.19	(0.01)	(0.45)	(0.46)	$14.24	17.76%	1.22%	0.44%		—	$463,104	33%
2005(3)	$14.24	0.03		2.61	2.64	(0.06)	(0.96)	(1.02)	$15.86	19.16%	1.20%	0.25%		—	$637,293	37%
Mid-Cap Growth Fund
2001	$27.43	(0.06	)(4)	(8.67)	(8.73)	—	(4.97)	(4.97)	$13.73	(34.17)%	1.19%	(0.39)%		—	$333,718	118%
2002(3)	$13.73	(0.09	)(4)	(4.29)	(4.38)	—	(0.04)	(0.04)	$9.31	(32.01)%	1.24%	(0.72)%		—	$203,010	167%
2003(3)	$9.31	(0.08	)(4)	2.34	2.26	—	—	—	$11.57	24.27%	1.28%	(0.78)%		—	$236,981	121%
2004(3)	$11.57	(0.10	)(4)	(0.32)	(0.42)	—	—	—	$11.15	(3.63)%	1.24%	(0.85)%		—	$184,632	240%
2005(3)	$11.15	(0.10)		2.60	2.50	—	—	—	$13.65	22.42%	1.29%	(0.72)%		0.01%	$172,137	188%
Small-Cap Growth Fund
2001	$18.82	(0.08	)(4)	(4.52)	(4.60)	—	(1.63)	(1.63)	$12.59	(24.23)%	1.58%	(0.62)%		—	$105,397	287%
2002(3)	$12.59	(0.14	)(4)	(3.12)	(3.26)	—	(0.58)	(0.58)	$8.75	(27.23)%	1.63%	(1.20)%		—	$77,713	292%
2003(3)	$8.75	(0.07	)(4)	3.15	3.08	—	—	—	$11.83	35.20%	1.72%	(0.82)%		—	$90,126	248%
2004(3)	$11.83	(0.17	)(4)	0.94	0.77	—	—	—	$12.60	6.51%	1.58%	(1.28)%		—	$129,875	267%
2005(3)	$12.60	(0.18)		3.60	3.42	—	—	—	$16.02	27.14%	1.55%	(1.21)%		0.01%	$155,327	195%
International Stock Fund
2001	$16.33	0.03	(4)	(4.02)	(3.99)	—	(1.61)	(1.61)	$10.73	(26.36)%	1.46%	0.25%		0.02%	$246,649	156%
2002(3)	$10.73	0.03	(4)	(1.45)	(1.42)	—	—	—	$9.31	(13.23)%	1.49%	0.32%		0.02%	$195,496	83%
2003(3)	$9.31	0.06	(4)	0.65	0.71	—	—	—	$10.02	7.63%	1.54%	0.65%		0.02%	$204,477	171%
2004(3)	$10.02	0.00	(4)	1.02	1.02	(0.04)	—	(0.04)	$11.00	10.20%	1.50%	0.00	%(5)	0.02%	$216,082	137%
2005(3)	$11.00	0.09		2.33	2.42	(0.07)	—	(0.07)	$13.35	22.03%	1.48%	0.70%		0.02%	$191,274	150%
Government Income Fund
2001	$9.20	0.57		0.33	0.90	(0.57)	—	(0.57)	$9.53	10.02%	0.87%	6.04%		0.33%	$380,308	122%
2002(3)	$9.53	0.49	(4)(6)	0.20 (6)	0.69	(0.50)	—	(0.50)	$9.72	7.50%	0.87%	5.16	%(6)	0.33%	$377,594	76%
2003(3)	$9.72	0.32	(4)	(0.08)	0.24	(0.36)	—	(0.36)	$9.60	2.45%	0.87%	3.30%		0.33%	$382,287	539%
2004(3)	$9.60	0.43	(4)	0.09	0.52	(0.48)	—	(0.48)	$9.64	5.50%	0.87%	4.49%		0.33%	$344,253	113%
2005(3)	$9.64	0.37		(0.03)	0.34	(0.38)	—	(0.38)	$9.60	3.61%	0.88%	3.75%		0.33%	$475,920	561%

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency		Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)		Ratios to Average Net Assets						Net assets, end of period (000 omitted)	Portfolio turnover rate
													Expenses		Net investment income (loss)		Expense waiver(2)
Intermediate Bond Fund
2001	$9.16	0.55		0.35		0.90	(0.55)	—	(0.55)	$9.51	10.14%		0.72%		5.93%		0.29%		$640,863	273%
2002(3)	$9.51	0.47	(4)(6)	(0.04	)(6)	0.43	(0.50)	—	(0.50)	$9.44	4.70%		0.72%		5.00	%(6)	0.29%		$631,518	187%
2003(3)	$9.44	0.41	(4)	0.07		0.48	(0.45)	—	(0.45)	$9.47	5.10%		0.72%		4.30%		0.29%		$629,664	317%
2004(3)	$9.47	0.38	(4)	0.06		0.44	(0.41)	—	(0.41)	$9.50	4.68%		0.72%		3.98%		0.29%		$625,908	279%
2005(3)	$9.50	0.35		(0.08)		0.27	(0.37)	—	(0.37)	$9.40	2.90%		0.73%		3.70%		0.30%		$646,961	357%
Intermediate Tax-Free Fund
2001	$9.95	0.43		0.40		0.83	(0.43)	—	(0.43)	$10.35	8.52%		0.62%		4.24%		0.50%		$102,300	51%
2002(3)	$10.35	0.40	(6)	0.22	(6)	0.62	(0.40)	—	(0.40)	$10.57	6.12%		0.62%		3.84	%(6)	0.50%		$109,693	27%
2003(3)	$10.57	0.38		(0.07)		0.31	(0.38)	—	(0.38)	$10.50	2.95%		0.60%		3.57%		0.50%		$102,717	17%
2004(3)	$10.50	0.37		0.13		0.50	(0.37)	(0.02)	(0.39)	$10.61	4.88%		0.62%		3.51%		0.50%		$96,952	8%
2005(3)	$10.61	0.37		(0.18)		0.19	(0.36)	(0.01)	(0.37)	$10.43	1.83%		0.61%		3.48%		0.50%		$90,619	57%
Short-Term Income Fund
2001	$9.21	0.58		0.33		0.91	(0.58)	—	(0.58)	$9.54	10.16%		0.53%		6.16%		0.57%		$126,008	79%
2002(3)	$9.54	0.42	(4)(6)	(0.07	)(6)	0.35	(0.47)	—	(0.47)	$9.42	3.77%		0.56%		4.51	%(6)	0.57%		$114,320	54%
2003(3)	$9.42	0.33	(4)	(0.03)		0.30	(0.40)	—	(0.40)	$9.32	3.22%		0.58%		3.47%		0.57%		$150,302	43%
2004(3)	$9.32	0.27	(4)	(0.02)		0.25	(0.36)	—	(0.36)	$9.21	2.75%		0.54%		2.94%		0.57%		$148,735	40%
2005(3)	$9.21	0.26		(0.10)		0.16	(0.34)	—	(0.34)	$9.03	1.74%		0.54%		2.95%		0.57%		$135,894	52%
Government Money Market Fund
2004(7)	$1.00	0.00		—		0.00	0.00	—	0.00	$1.00	0.23	%(8)	0.45	%(9)	0.96	%(9)	0.17	%(9)	$118,401	—
2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	2.11%		0.45%		2.09%		0.18%		$121,712	—
Prime Money Market Fund
2001	$1.00	0.05		—		0.05	(0.05)	—	(0.05)	$1.00	5.32%		0.46%		5.22%		0.05%		$1,697,200	—
2002	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	1.99%		0.45%		1.95%		0.04%		$1,857,948	—
2003	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	1.05%		0.45%		1.04%		0.03%		$1,889,427	—
2004	$1.00	0.01	(4)	—		0.01	(0.01)	—	(0.01)	$1.00	0.76%		0.45%		0.76%		0.04%		$2,123,605	—
2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	2.22%		0.45%		2.20%		0.04%		$2,078,992	—
Tax-Free Money Market Fund
2005(10)	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	1.60	%(8)	0.45	%(9)	1.76	%(9)	0.14	%(9)	$142,826	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown.
(3)	Effective September 1, 2001, the Funds adopted the provisions of the revised American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of redemption fees. Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005
International Stock Fund	$0.01	$0.01	$0.00	$0.00
Intermediate Tax-Free Fund	0.01	0.01	0.00	0.00

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

   Funds not shown had redemption fees of less than $0.01. Periods prior to September 1, 2001 have not been restated to reflect this change.

(4) Per	share information is based on average shares outstanding.
(5) Represents	less than 0.001%.
(6) Effective	September 1, 2001, the Government Income Fund, Intermediate Bond Fund, Intermediate Tax-Free Fund and Short-Term Income Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was as follows:

	Net Investment Income per Share	Net Realized/Unrealized Gain/Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.01)	$0.01	(0.12)%
Intermediate Bond Fund	(0.03)	0.03	(0.32)
Intermediate Tax-Free Fund	0.00	(0.00)	0.00
Short-Term Income Fund	(0.04)	0.04	(0.40)

  Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(7) Reflects	operations for the period from May 17, 2004 (start of performance) to August 31, 2004.
(8) Not	annualized for periods less than a year.
(9) Computed	on an annualized basis.
(10)	Reflects operations for the period from September 22, 2004 (start of performance) to August 31, 2005.

(See Notes which are an integral part of the Financial Statements)

August 31, 2005

Notes to Financial Statements

1.	Organization

Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of thirteen diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), with multiple classes of shares as indicated in the accompanying table:

Portfolio Name	Advisor Class	Investor Class	Institutional Class	Investment Objective
Marshall Large-Cap Value Fund* (“Large-Cap Value Fund”)	X	X	—	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth Fund* (“Large-Cap Growth Fund”)	X	X	—	To provide capital appreciation.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	X	X	—	To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	X	X	—	To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	X	X	—	To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	X	X	X	To provide capital appreciation.
Marshall Government Income Fund (“Government Income Fund”)	X	X	—	To provide current income.
Marshall Intermediate Bond Fund (“Intermediate Bond Fund”)	X	X	—	To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)	—	X	—	To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	X	X	—	To maximize total return consistent with current income.
Marshall Government Money Market Fund (“Government Money Market Fund”)	—	X	X	To provide current income consistent with stability of principal.
Marshall Prime Money Market Fund* (“Prime Money Market Fund”)	X	X	X	To provide current income consistent with stability of principal.
Marshall Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	—	X	X	To provide current income that is exempt from federal income tax and is consistent with stability of principal.

*	Effective October 28, 2005, the Marshall Equity Income Fund changed its name to the Marshall Large-Cap Value Fund; the Marshall Large-Cap Growth & Income Fund changed its name to the Marshall Large-Cap Growth Fund; and the Marshall Money Market Fund changed its name to the Marshall Prime Money Market Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

Investment Valuations—Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange or NASDAQ. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Private placement securities are valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Securities listed on a foreign exchange are valued at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at “fair value” as discussed below. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. The money market funds’ use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities for which market quotations are not readily available, or are deemed not to reflect fair value, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or

Notes to Financial Statements (continued)

published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Marshall International Stock Fund may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide). The Directors have retained an independent fair value pricing service to assist in valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. As of August 31, 2005, 82.3% of the total investments of the International Stock Fund were fair valued; none of the securities held in the other Funds were fair valued.

Repurchase Agreements—It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Funds’ adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares (except Intermediate Tax-Free Fund) which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the average daily net assets of each class, without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees and shareholder servicing fees are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of net investment income.

Federal Income Taxes—It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign dividends have been provided in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts—The Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At August 31, 2005, the Funds had no outstanding futures contracts.

Written Options Contracts—Large-Cap Value Fund and Large-Cap Growth Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the

Marshall Funds

current value and the premium received. For the period ended August 31, 2005, the Large-Cap Value Fund had $2,028,222 in realized losses on written options and the Large-Cap Growth Fund had $152,943 in realized gains on written options.

The following is a summary of the Large-Cap Value Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/04	10,030	$896,988
Options written	24,186	3,177,953
Options expired	(3,253)	(302,586)
Options exercised	(2,028)	(143,225)
Options closed	(26,883)	(3,416,775)

Outstanding @ 8/31/05	2,052	$212,355

The following is a summary of the Large-Cap Growth Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/04	—	$—
Options written	566	168,098
Options expired	—	—
Options exercised	(531)	(157,703)
Options closed	(35)	(10,395)

Outstanding @ 8/31/05	—	$—

At August 31, 2005, the Large-Cap Value Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Best Buy, Inc.	Call	September 2005	$50.00	150	$13,500	$2,549
Exxon Mobil Corp.	Call	January 2006	70.00	200	11,000	8,399
Kerr McGee Corp.	Call	October 2005	95.00	100	10,500	(1,700)
Phelps Dodge Corp.	Call	October 2005	130.00	2	50	144
Phelps Dodge Corp.	Call	September 2005	120.00	100	1,000	10,200
Abercrombie & Fitch	Put	September 2005	50.00	100	2,500	1,400
Altria Group, Inc.	Put	January 2006	50.00	100	16,500	1,199
Dell, Inc.	Put	November 2005	40.00	200	92,000	(67,601)
Walt Disney Co.	Put	January 2006	22.50	100	3,500	1,799
Exxon Mobil Corp.	Put	January 2006	50.00	200	12,000	5,569
Federal National Mortgage Association	Put	January 2006	50.00	350	92,750	(47,302)
IBM Corp.	Put	September 2005	75.00	100	1,000	4,300
Qualcomm, Inc.	Put	October 2005	35.00	200	6,000	22,399
Gap, Inc. (The)	Put	September 2005	20.00	150	18,000	(9,300)

Net Unrealized Depreciation on Written Options Contracts				2,052		$(67,945)

At August 31, 2005, the Large-Cap Growth Fund had no outstanding options.

Foreign Exchange Contracts—The International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Stock Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 2005, the International Stock Fund had outstanding foreign spot currency exchange contracts as set forth below:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contract at Value	Unrealized Depreciation
Contract Sold 9/1/2005	91 Euro Dollar	$111	$112	$1

Notes to Financial Statements (continued)

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FC”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions—The Funds, except for the money market funds, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds’ current yield and total return.

Information regarding dollar roll transactions for the Intermediate Bond Fund for the period ended August 31, 2005, was as follows:

Maximum amount outstanding during the period	$61,786,845
Average amount outstanding during the period (1)	$53,881,720
Average shares outstanding during the period	67,437,607
Average debt per share outstanding during the period	0.80

Information regarding dollar roll transactions for the Government Income Fund for the period ended August 31, 2005, was as follows:

Maximum amount outstanding during the period	$170,523,196
Average amount outstanding during the period (1)	$116,453,120
Average shares outstanding during the period	41,963,486
Average debt per share outstanding during the period	2.78

(1)	The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the period ended August 31, 2005.

Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to Marshall & Ilsley Trust Company N.A. (“M&I Trust”) for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund’s securities may be invested jointly with collateral received for loans of other Funds’ securities.

As of August 31, 2005, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities was as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
Large-Cap Value Fund	$24,720,289	$24,724,466	$24,724,466
Large-Cap Growth Fund	36,406,908	36,413,059	36,413,059
Mid-Cap Value Fund	74,138,375	74,150,905	74,150,905
Mid-Cap Growth Fund	25,660,194	25,664,529	25,664,529
Small-Cap Growth Fund	39,370,115	39,376,771	39,376,771
International Stock Fund	80,335,693	80,349,273	80,349,273
Government Income Fund	114,068,905	114,088,187	114,088,187
Intermediate Bond Fund	82,494,920	82,508,866	82,508,866
Short-Term Income Fund	25,202,285	25,206,538	25,206,538

Marshall Funds

Cash collateral was jointly pooled and invested in the following securities as of August 31, 2005 (1):

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Total
Allstate Life Global Fd II, 3.632%, 9/16/2005	$984,092	$1,449,326	$2,951,382	$1,021,509	$1,567,289	$3,198,092	$4,540,981	$3,284,049	$1,003,280	$20,000,000
American Express Credit, 3.630%, 9/5/2005	985,028	1,450,703	2,954,186	1,022,480	1,568,778	3,201,130	4,545,294	3,287,168	1,004,233	20,019,000
Bayerische Landesbank, 3.660%, 9/24/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
Bear Stearns Co. FRN, 3.600%, 9/3/2005	738,440	1,087,538	2,214,643	766,515	1,176,054	2,399,768	3,407,438	2,464,268	752,836	15,007,500
BMW US Cap LLC, 3.541%, 9/18/2005	1,082,350	1,594,036	3,246,066	1,123,503	1,723,776	3,517,408	4,994,379	3,611,948	1,103,454	21,996,920
Canadian Imperial Bank, 3.631%, 9/15/2005	738,069	1,086,995	2,213,537	766,132	1,175,467	2,398,569	3,405,735	2,463,036	752,460	15,000,000
CIT Group, Inc., 3.770%, 9/1/2005	985,346	1,451,173	2,955,142	1,022,811	1,569,286	3,202,166	4,546,766	3,288,232	1,004,558	20,025,480
First Clearing LLC, 3.682%, 9/7/2005	442,842	652,197	1,328,122	459,679	705,280	1,439,141	2,043,441	1,477,822	451,476	9,000,000
GE Capital Corp. MTN, 3.671%, 9/14/2005	738,946	1,088,285	2,216,164	767,041	1,176,862	2,401,416	3,409,778	2,465,960	753,353	15,017,805
Goldman Sachs FRN, 3.530%, 9/1/2005	984,460	1,449,867	2,952,483	1,021,890	1,567,873	3,199,284	4,542,674	3,285,273	1,003,654	20,007,458
HBOS Treasury Services PLC, 3.630%, 9/24/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
HSBC Finance Corp., 3.620%, 9/23/2005	738,440	1,087,538	2,214,643	766,515	1,176,054	2,399,768	3,407,438	2,464,268	752,836	15,007,500
HSH Nordbank NY, 3.528%, 9/8/2005	984,103	1,449,340	2,951,410	1,021,519	1,567,304	3,198,122	4,541,024	3,284,080	1,003,290	20,000,192
IBM Corp., 3.699%, 9/22/2005	984,227	1,449,525	2,951,786	1,021,649	1,567,504	3,198,530	4,541,603	3,284,498	1,003,418	20,002,740
J.P. Morgan Repo, 3.560%, 9/1/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
Jackson National Life Global, 3.770%, 9/11/2005	984,798	1,450,367	2,953,501	1,022,243	1,568,414	3,200,388	4,544,241	3,286,407	1,004,001	20,014,360
Merrill Lynch FRN, 3.590%, 9/1/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
Metlife Insurance FA, 3.681%, 9/1/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
Morgan Stanley CP, 3.620%, 9/1/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
Monumental Life FA, 3.543%, 9/3/2005	738,069	1,086,995	2,213,537	766,132	1,175,467	2,398,569	3,405,735	2,463,036	752,460	15,000,000
Northern Rock PLC, 3.417%, 9/1/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
Provident Money Market Fund, 3.651%, 9/1/2005	317,814	468,063	953,154	329,898	506,159	1,032,830	1,466,518	1,060,590	324,011	6,459,037
Prudential Funding, 3.560%, 9/14/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
RMAC 2004-NS2A A1, 3.609%, 9/20/2005	733,475	1,080,227	2,199,755	761,362	1,168,148	2,383,635	3,384,532	2,447,702	747,775	14,906,611
SLM Corp., 3.689%, 9/22/2005	984,257	1,449,568	2,951,875	1,021,680	1,567,551	3,198,626	4,541,739	3,284,597	1,003,448	20,003,341
Treasury Bank, 3.712%, 9/1/2005	984,092	1,449,326	2,951,382	1,021,509	1,567,289	3,198,092	4,540,981	3,284,049	1,003,280	20,000,000
Wells Fargo & Co., 3.568%, 9/2/2005	492,521	725,362	1,477,115	511,248	784,401	1,600,589	2,272,681	1,643,609	502,124	10,009,650
Westlb AG NY FRN, 3.580%, 9/4/2005	738,126	1,087,079	2,213,708	766,191	1,175,558	2,398,754	3,405,999	2,463,227	752,518	15,001,160
Westpac Bank NY, 3.400%, 10/11/2005	492,235	724,941	1,476,258	510,951	783,945	1,599,660	2,271,362	1,642,655	501,833	10,003,840

	$24,724,466	$36,413,059	$74,150,905	$25,664,529	$39,376,771	$80,349,273	$114,088,187	$82,508,866	$25,206,538	$502,482,594

(1)	The collateral pool is managed by the Fund Manager of the Short-Term Income, Prime Money Market and Government Money Market Funds, at no cost to the Funds.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Funds’, except for the money market funds, restricted securities

Notes to Financial Statements (continued)

are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Prime Money Market Fund at August 31, 2005 is as follows:

Security	Acquisition Date	Acquisition Cost
Monumental Life Insurance Co.	8/2/1993-11/30/1993	40,000,000
Monumental Life Insurance Co.	10/15/1996	10,000,000
Monumental Life Insurance Co.	1/4/2000	25,000,000
Travelers Insurance Co.	1/19/2001	50,000,000

Redemption Fees—The Funds (other than the Government Money Market Fund, Prime Money Market Fund, and Tax-Free Money Market Fund) impose a 2.00% redemption fee to shareholders of the Investor and Advisor Class of Shares, and, with respect to the International Stock Fund, the Institutional Class of Shares, who redeem shares held for 30 days or less. All redemption fees are recorded by the Funds as paid-in-capital.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At August 31, 2005, the capital paid-in was as follows:

Fund	Capital Paid-In
Large-Cap Value Fund	$265,706,430
Large-Cap Growth Fund	199,273,872
Mid-Cap Value Fund	501,131,149
Mid-Cap Growth Fund	200,796,294
Small-Cap Growth Fund	126,200,253
International Stock Fund	344,398,992
Government Income Fund	478,566,995
Intermediate Bond Fund	665,120,477
Intermediate Tax-Free Fund	86,304,383
Short-Term Income Fund	149,372,909
Government Money Market Fund	159,084,230
Prime Money Market Fund	3,705,551,790
Tax-Free Money Market Fund	167,036,865

Transactions in capital stock were as follows:

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount

LARGE-CAP VALUE FUND—INVESTOR CLASS
Shares sold	1,829,109	$26,021,484	2,741,025	$37,778,310
Shares issued to shareholders in payment of distributions declared	1,543,426	21,530,773	293,269	3,980,832
Shares redeemed	(5,861,874)	(83,244,440)	(5,103,880)	(70,081,425)

Net change resulting from Investor Class of Share transactions	(2,489,339)	$(35,692,183)	(2,069,586)	$(28,322,283)

LARGE-CAP VALUE FUND—ADVISOR CLASS
Shares sold	171,705	$2,423,765	310,490	$4,281,757
Shares issued to shareholders in payment of distributions declared	56,331	786,927	12,539	171,076
Shares redeemed	(125,873)	(1,789,070)	(58,516)	(807,344)

Net change resulting from Advisor Class of Share transactions	102,163	$1,421,622	264,513	$3,645,489

Net change resulting from Fund Share transactions	(2,387,176)	$(34,270,561)	(1,805,073)	$(24,676,794)

Marshall Funds

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount

LARGE-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	1,260,357	$16,412,745	2,639,217	$32,133,710
Shares issued to shareholders in payment of distributions declared	88,525	1,180,035	25,633	299,936
Shares redeemed	(5,247,593)	(68,142,663)	(3,826,467)	(46,497,407)

Net change resulting from Investor Class of Share transactions	(3,898,711)	$(50,549,883)	(1,161,617)	$(14,063,761)

LARGE-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	84,156	$1,092,348	199,314	$2,416,769
Shares issued to shareholders in payment of distributions declared	4,476	59,670	1,038	12,169
Shares redeemed	(115,395)	(1,492,145)	(89,535)	(1,085,763)

Net change resulting from Advisor Class of Share transactions	(26,763)	$(340,127)	110,817	$1,343,175

Net change resulting from Fund Share transactions	(3,925,474)	$(50,890,010)	(1,050,800)	$(12,720,586)

MID-CAP VALUE FUND—INVESTOR CLASS
Shares sold	9,467,073	$143,028,970	12,736,947	$178,118,031
Shares issued to shareholders in payment of distributions declared	2,280,717	33,306,266	791,037	10,480,301
Shares redeemed	(4,077,273)	(61,533,012)	(2,364,424)	(32,992,703)

Net change resulting from Investor Class of Share transactions	7,670,517	$114,802,224	11,163,560	$155,605,629

MID-CAP VALUE FUND—ADVISOR CLASS
Shares sold	248,166	$3,739,035	204,684	$2,865,775
Shares issued to shareholders in payment of distributions declared	42,031	614,117	15,204	201,411
Shares redeemed	(96,159)	(1,460,186)	(59,786)	(844,949)

Net change resulting from Advisor Class of Share transactions	194,038	$2,892,966	160,102	$2,222,237

Net change resulting from Fund Share transactions	7,864,555	$117,695,190	11,323,662	$157,827,866

MID-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	1,256,962	$16,203,819	2,810,084	$33,686,426
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(5,202,764)	(66,143,660)	(6,739,434)	(79,500,073)

Net change resulting from Investor Class of Share transactions	(3,945,802)	$(49,939,841)	(3,929,350)	$(45,813,647)

Notes to Financial Statements (continued)

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount

MID-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	34,844	$447,507	98,013	$1,185,128
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(61,917)	(789,973)	(37,230)	(443,017)

Net change resulting from Advisor Class of Share transactions	(27,073)	$(342,466)	60,783	$742,111

Net change resulting from Fund Share transactions	(3,972,875)	$(50,282,307)	(3,868,567)	$(45,071,536)

SMALL-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	1,456,780	$21,659,686	4,561,925	$62,581,165
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(2,072,187)	(30,464,957)	(1,868,066)	(24,985,041)

Net change resulting from Investor Class of Share transactions	(615,407)	$(8,805,271)	2,693,859	$37,596,124

SMALL-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	58,107	$863,447	114,578	$1,561,114
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(58,317)	(862,278)	(47,011)	(633,003)

Net change resulting from Advisor Class of Share transactions	(210)	$1,169	67,567	$928,111

Net change resulting from Fund Share transactions	(615,617)	$(8,804,102)	2,761,426	$38,524,235

INTERNATIONAL STOCK FUND—INVESTOR CLASS
Shares sold	1,722,657	$20,871,413	6,249,462	$70,851,998
Shares issued to shareholders in payment of distributions declared	51,159	639,999	45,234	507,979
Shares redeemed	(7,095,529)	(87,175,523)	(7,056,123)	(79,589,160)

Net change resulting from Investor Class of Share transactions	(5,321,713)	$(65,664,111)	(761,427)	$(8,229,183)

INTERNATIONAL STOCK FUND—ADVISOR CLASS
Shares sold	46,266	$563,005	109,396	$1,209,456
Shares issued to shareholders in payment of distributions declared	2,240	28,002	1,344	15,096
Shares redeemed	(45,622)	(561,499)	(78,547)	(859,038)

Net change resulting from Advisor Class of Share transactions	2,884	$29,508	32,193	$365,514

Marshall Funds

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount

INTERNATIONAL STOCK FUND—INSTITUTIONAL CLASS
Shares sold	4,328,499	$53,758,799	14,248,394	$167,990,819
Shares issued to shareholders in payment of distributions declared	102,715	1,298,319	62,148	704,131
Shares redeemed	(13,785,943)	(176,463,706)	(4,064,377)	(45,994,575)

Net change resulting from Institutional Class of Share transactions	(9,354,729)	$(121,406,588)	10,246,165	$122,700,375

Net change resulting from Fund Share transactions	(14,673,558)	$(187,041,191)	9,516,931	$114,836,706

GOVERNMENT INCOME FUND—INVESTOR CLASS
Shares sold	17,831,487	$170,901,289	6,565,063	$63,254,815
Shares issued to shareholders in payment of distributions declared	1,027,448	9,859,322	1,138,179	10,965,325
Shares redeemed	(4,977,741)	(47,747,868)	(11,836,142)	(114,493,275)

Net change resulting from Investor Class of Share transactions	13,881,194	$133,012,743	(4,132,900)	$(40,273,135)

GOVERNMENT INCOME FUND—ADVISOR CLASS
Shares sold	166,570	$1,597,370	216,874	$2,095,376
Shares issued to shareholders in payment of distributions declared	21,475	206,095	23,371	224,977
Shares redeemed	(87,408)	(837,623)	(142,617)	(1,378,965)

Net change resulting from Advisor Class of Share transactions	100,637	$965,842	97,628	$941,388

Net change resulting from Fund Share transactions	13,981,831	$133,978,585	(4,035,272)	$(39,331,747)

INTERMEDIATE BOND FUND—INVESTOR CLASS
Shares sold	10,093,559	$94,841,266	8,749,706	$83,651,024
Shares issued to shareholders in payment of distributions declared	1,497,934	14,095,705	1,548,441	14,776,342
Shares redeemed	(8,650,915)	(81,477,978)	(10,891,361)	(104,003,775)

Net change resulting from Investor Class of Share transactions	2,940,578	$27,458,993	(593,214)	$(5,576,409)

INTERMEDIATE BOND FUND—ADVISOR CLASS
Shares sold	114,702	$1,080,282	239,351	$2,290,485
Shares issued to shareholders in payment of distributions declared	26,238	246,929	24,892	237,412
Shares redeemed	(105,897)	(994,389)	(112,122)	(1,069,330)

Net change resulting from Advisor Class of Share transactions	35,043	$332,822	152,121	$1,458,567

Net change resulting from Fund Share transactions	2,975,621	$27,791,815	(441,093)	$(4,117,842)

Notes to Financial Statements (continued)

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount

INTERMEDIATE TAX-FREE FUND—INVESTOR CLASS
Shares sold	1,156,165	$12,130,236	1,182,570	$12,569,890
Shares issued to shareholders in payment of distributions declared	44,387	465,638	55,664	589,749
Shares redeemed	(1,652,466)	(17,342,348)	(1,885,018)	(20,002,508)

Net change resulting from Investor Class of Share transactions	(451,914)	$(4,746,474)	(646,784)	$(6,842,869)

SHORT-TERM INCOME FUND—INVESTOR CLASS
Shares sold	3,269,074	$29,927,755	4,012,043	$37,321,299
Shares issued to shareholders in payment of distributions declared	236,508	2,149,606	244,404	2,269,967
Shares redeemed	(4,610,090)	(41,967,477)	(4,238,901)	(39,272,137)

Net change resulting from Investor Class of Share transactions	(1,104,508)	$(9,890,116)	17,546	$319,129

SHORT-TERM INCOME FUND—ADVISOR CLASS
Shares sold	58,534	$532,915	113,834	$1,055,074
Shares issued to shareholders in payment of distributions declared	10,257	93,172	9,250	85,843
Shares redeemed	(75,965)	(691,271)	(43,564)	(402,732)

Net change resulting from Advisor Class of Share transactions	(7,174)	$(65,184)	79,520	$738,185

Net change resulting from Fund Share transactions	(1,111,682)	$(9,955,300)	97,066	$1,057,314

GOVERNMENT MONEY MARKET FUND—INVESTOR CLASS(1)
Shares sold	1,855,824,949	$1,855,824,949	403,273,899	$403,273,899
Shares issued to shareholders in payment of distributions declared	2,325,539	2,325,539	159,270	159,270
Shares redeemed	(1,854,838,991)	(1,854,838,991)	(285,032,470)	(285,032,470)

Net change resulting from Investor Class of Share transactions	3,311,497	$3,311,497	118,400,699	$118,400,699

GOVERNMENT MONEY MARKET FUND—INSTITUTIONAL CLASS(2)
Shares sold	1,234,415,305	$1,234,415,305	152,895,398	$152,895,398
Shares issued to shareholders in payment of distributions declared	526,347	526,347	—	—
Shares redeemed	(1,261,781,960)	(1,261,781,960)	(88,683,056)	(88,683,056)

Net change resulting from Institutional Class of Share transactions	(26,840,308)	$(26,840,308)	64,212,342	$64,212,342

Net change resulting from Fund Share transactions	(23,528,811)	$(23,528,811)	182,613,041	$182,613,041

Marshall Funds

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount

PRIME MONEY MARKET FUND—INVESTOR CLASS
Shares sold	4,400,996,839	$4,400,996,839	5,386,558,293	$5,386,558,293
Shares issued to shareholders in payment of distributions declared	9,910,812	9,910,812	3,446,804	3,446,804
Shares redeemed	(4,455,527,096)	(4,455,527,096)	(5,155,898,795)	(5,155,898,795)

Net change resulting from Investor Class of Share transactions	(44,619,445)	$(44,619,445)	234,106,302	$234,106,302

PRIME MONEY MARKET FUND—ADVISOR CLASS
Shares sold	195,786,593	$195,786,593	196,960,000	$196,960,000
Shares issued to shareholders in payment of distributions declared	1,549,235	1,549,235	410,608	410,608
Shares redeemed	(205,740,408)	(205,740,408)	(206,036,407)	(206,036,407)

Net change resulting from Advisor Class of Share transactions	(8,404,580)	$(8,404,580)	(8,665,799)	$(8,665,799)

PRIME MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	8,940,699,312	$8,940,699,312	8,236,423,301	$8,236,423,301
Shares issued to shareholders in payment of distributions declared	8,457,607	8,457,607	3,411,707	3,411,707
Shares redeemed	(8,931,669,336)	(8,931,669,336)	(8,009,466,054)	(8,009,466,054)

Net change resulting from Institutional Class of Share transactions	17,487,583	$17,487,583	230,368,954	$230,368,954

Net change resulting from Fund Share transactions	(35,536,442)	$(35,536,442)	455,809,457	$455,809,457

TAX-FREE MONEY MARKET FUND—INVESTOR CLASS(3)
Shares sold	537,707,175	$537,707,175
Shares issued to shareholders in payment of distributions declared	462,243	462,243
Shares redeemed	(395,343,454)	(395,343,454)

Net change resulting from Investor Class of Share transactions	142,825,964	$142,825,964

TAX-FREE MONEY MARKET FUND—INSTITUTIONAL CLASS(4)
Shares sold	35,643,283	$35,643,283
Shares issued to shareholders in payment of distributions declared	—	—
Shares redeemed	(11,432,382)	(11,432,382)

Net change resulting from Institutional Class of Share transactions	24,210,901	$24,210,901

Net change resulting from Fund Share transactions	167,036,865	$167,036,865

(1)	Commenced operations on May 17, 2004.
(2)	Commenced operations on May 28, 2004.
(3)	Commenced operations on September 22, 2004.
(4)	Commenced operations on June 29, 2005.

Notes to Financial Statements (continued)

4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards. For the year ended August 31, 2005, permanent items identified and reclassified among the components of net assets were as follows:

	Increase (Decrease)
Fund Name	Paid-In-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Large-Cap Value Fund	$(23,396)	$193,865	$(170,469)
Large-Cap Growth Fund	(3)	19,243	(19,240)
Mid-Cap Value Fund	—	28,492	(28,492)
Mid-Cap Growth Fund	(1,324,069)	(1)	1,324,070
Small-Cap Growth Fund	1,477	(1,855,799)	1,854,322
International Stock Fund	(204,483)	(934,094)	1,138,577
Government Income Fund	(472)	(1,478,763)	1,479,235
Intermediate Bond Fund	10,028	(1,784,202)	1,774,174
Intermediate Tax-Free Fund	(2)	1,671	(1,669)
Short-Term Income Fund	(545,816)	(577,794)	1,123,610
Prime Money Market Fund	(1)	1	—

Net investment income, net realized gain (losses) and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2005 and 2004 was as follows:

	2005			2004
Fund Name	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Large-Cap Value Fund	$13,421,810	$—	$13,392,909	$8,135,126	$—	$—
Large-Cap Growth Fund	1,845,465	—	—	482,327	—	—
Mid-Cap Value Fund	8,203,315	—	26,772,417	1,165,030	—	9,720,983
Mid-Cap Growth Fund	—	—	—	—	—	—
Small-Cap Growth Fund	—	—	—	—	—	—
International Stock Fund	2,624,979	—	—	1,659,805	—	—
Government Income Fund	15,839,943	—	—	17,983,387	—	—
Intermediate Bond Fund	24,879,647	—	—	27,304,027	—	—
Intermediate Tax-Free Fund	—	3,228,761	49,146	15,486	3,517,412	210,991
Short-Term Income Fund	5,548,941	—	—	6,048,287	—	—
Government Money Market Fund	3,954,318	—	—	324,441	—	—
Prime Money Market Fund	80,150,986	—	—	28,390,302	—	—
Tax-Free Money Market Fund	—	2,110,257	—	—	—	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2005, the components of distributable earnings on a tax basis are as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Large-Cap Value Fund	$988,170	$—	$23,687,823	$—	$50,451,767
Large-Cap Growth Fund	285,239	—	11,293,095	—	35,237,580
Mid-Cap Value Fund	10,864,207	—	38,221,622	—	99,572,842
Mid-Cap Growth Fund	—	—	—	(45,074,406)	21,198,277
Small-Cap Growth Fund	3,364,055	—	5,633,277	—	26,302,095
International Stock Fund	3,259,399	—	—	(38,210,583)	55,640,163
Government Income Fund	1,158,787	—	—	(1,467,490)	4,613,060
Intermediate Bond Fund	1,384,521	—	—	(13,549,279)	4,255,087
Intermediate Tax-Free Fund	—	217,009	2,020,716	—	2,787,913
Short-Term Income Fund	297,515	—	—	(7,676,599)	(1,461,339)
Government Money Market Fund	93,035	—	—	—	—
Prime Money Market Fund	7,505,762	—	—	(448,724)	—
Tax-Free Money Market Fund	—	210,108	—	—	—

Marshall Funds

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the discount accretion/premium amortization of debt securities.

At August 31, 2005, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

	Capital Loss Carryforward to Expire In
Fund	2006	2007	2008	2009	2010	2011	2012	2013	Total
Mid-Cap Growth Fund	—	—	—	—	—	45,074,406	—	—	45,074,406
International Stock Fund	—	—	—	—	—	38,210,583	—	—	38,210,583
Government Income Fund	—	—	1,467,490	—	—	—	—	—	1,467,490
Intermediate Bond Fund	—	—	1,553,692	—	6,283,428	3,131,248	—	—	10,968,368
Short-Term Income Fund	618,371	952,637	222,218	928,524	944,182	322,004	1,989,874	797,744	6,775,554
Prime Money Market Fund	—	—	—	—	53,396	395,328	—	—	448,724

As of August 31, 2005, the Intermediate Bond and Short-Term Income Funds had $2,580,911 and $901,045, respectively, of post-October losses, which are deferred until September 1, 2005 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&I Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Large-Cap Value Fund	0.75%
Large-Cap Growth Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Intermediate Tax-Free Fund	0.60%
Short-Term Income Fund	0.60%
Government Money Market	0.20%
Prime Money Market Fund	0.15%
Tax-Free Money Market Fund	0.20%

The International Stock Fund’s sub-advisers are BPI Global Asset Management LLC and Acadian Asset Management, Inc. The Adviser compensates the sub-advisers based on the level of average aggregate daily net assets of the International Stock Fund.

Administrative Fee—M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust is based on each Fund’s average daily net assets with respect to the Equity Funds and Income Funds and the aggregate average daily net assets of all Money Market Funds as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

M&I Trust may voluntarily choose to waive any portion of its fee. M&I Trust can modify or terminate this voluntary waiver at any time at its sole discretion.

UMB Fund Services, Inc. serves as the sub-administrator to the Funds. All fees of the sub-administrator are paid by M&I Trust.

Distribution Services Fee—The Funds have a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Funds to finance activities intended to result in the sale of shares of the Funds’ Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the

Notes to Financial Statements (continued)

Fund’s Advisor Class of Shares (except the Prime Money Market Fund’s Advisor Class of Shares which may accrue up to 0.30%) annually. Effective November 1, 2005, the Funds’ Board of Directors approved the elimination of the Plan with respect to all of the Funds other than the Prime Money Market Fund.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Investor Services (“MIS”), a division of M&I Trust, each Fund will pay MIS up to 0.25% of average daily net assets of the Fund’s Investor and Advisor Class of Shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees—M&I Trust is the Funds’ custodian, except for the International Stock Fund for which Investors Bank & Trust maintains custody. M&I Trust receives fees based on the level of each Fund’s average daily net assets for the period.

Securities Lending—The Funds pay a portion of net revenue to M&I Trust for its services as securities lending agent. The following amounts were paid for the fiscal year ended August 31, 2005: Large-Cap Value Fund $42,413; Large-Cap Growth Fund $42,217; Mid-Cap Value Fund $101,343; Mid-Cap Growth Fund $59,057; Small-Cap Growth Fund $170,318; International Stock Fund $193,120; Government Income Fund $139,738; Intermediate Bond Fund $213,184 and Short-Term Income Fund $14,118.

General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies. None of the Fund officers or interested directors receive any compensation from the Funds.

6.	Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities, short-term obligations and in-kind contributions, for the period ended August 31, 2005, were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large-Cap Value Fund	$361,698,125	$419,188,912	—	—
Large-Cap Growth Fund	369,634,389	421,539,613	—	—
Mid-Cap Value Fund	305,005,026	194,113,724	—	—
Mid-Cap Growth Fund	331,067,683	375,877,251	—	—
Small-Cap Growth Fund	284,552,175	289,494,417	—	—
International Stock Fund	656,986,423	836,686,823	—	—
Government Income Fund	80,219,534	64,273,699	2,424,418,290	2,477,941,782
Intermediate Bond Fund	533,627,169	427,723,723	1,570,709,133	1,616,345,425
Intermediate Tax-Free Fund	50,822,848	56,202,381	—	—
Short-Term Income Fund	34,629,430	46,983,503	34,624,262	26,316,855

7.	Line of Credit

Marshall Funds, Inc., on behalf of its respective Funds, entered into a $25,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Large-Cap Growth Fund, Mid-Cap Growth Fund, and the Small-Cap Growth Fund utilized the LOC during the period ended August 31, 2005. There was no outstanding LOC for the period ended August 31, 2005.

8.	Federal Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2005, the percentages which qualify for the dividend received deduction available to corporate shareholders were as follows:

Large-Cap Value Fund	100.00%
Large-Cap Growth Fund	100.00
Mid-Cap Value Fund	65.53
Small-Cap Growth Fund	5.21
International Stock Fund	5.94

Marshall Funds

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2005, the percentages which are designated as qualified dividend income were as follows:

Large-Cap Value Fund	100.00%
Large-Cap Growth Fund	100.00
Mid-Cap Value Fund	65.26
Small-Cap Growth Fund	4.79
International Stock Fund	100.00

For Federal income tax purposes, the Mid-Cap Value Fund designates short-term capital gain dividends of $5,988,714 and the Large-Cap Value, Mid-Cap Value, and Intermediate Tax-Free Bond Funds designate long-term capital gain dividends of $13,392,909, $26,772,417 and $49,146, respectively, for the year ended August 31, 2005.

For Federal income tax purposes, the Government Income, Intermediate Bond, Short-Term Income, Government Money Market and Prime Money Market Funds designate qualified interest income dividends of $15,839,943, $24,879,647, $5,548,941, $3,954,318 and $80,150,986, respectively, for the year ended August 31, 2005.

For Federal income tax purposes, the Intermediate Tax-Free Bond Fund designates tax-exempt dividends of $3,228,761 for the year ended August 31, 2005.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Stock Fund, designates $4,022,476 of income derived from foreign sources and $845,502 of foreign taxes paid, for the year ended August 31, 2005.

9.	Subsequent Event

On August 15, 2005, shareholders of the International Stock Fund approved the following:

(1)	a new subadvisory agreement between the Fund’s Adviser and the Fund’s current Sub-Adviser, with respect to the management of half of the Fund’s portfolio;

(2)	a new subadvisory agreement between the Adviser and Acadian Asset Management, Inc. (“Acadian”), with respect to the management of half of the Fund’s portfolio; and

(3)	a “manager of managers” structure for the Fund which would permit the Adviser to hire and replace subadvisers and to modify subadvisory agreements, subject to approval of the Board of Directors of the Fund, without shareholder approval.

The new subadvisory agreements will become effective on or about September 1, 2005. Implementation of the “manager of managers” structure is subject to the receipt of an exemptive order from the SEC or the adoption of proposed SEC Rule 15a-5, which would permit one or more advisers to act as subadvisers to a mutual fund without shareholder approval, subject to certain conditions.

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

To the Shareholders and

Board of Directors of

Marshall Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Marshall Large-Cap Value Fund (formerly named the Marshall Equity Income Fund), Marshall Large-Cap Growth Fund (formerly named the Marshall Large-Cap Growth & Income Fund), Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall International Stock Fund, Marshall Government Income Fund, Marshall Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund, Marshall Short-Term Income Fund, Marshall Government Money Market Fund, Marshall Prime Money Market Fund (formerly named the Marshall Money Market Fund), and Marshall Tax-Free Money Market Fund (the thirteen portfolios constituting Marshall Funds, Inc.) (the “Funds”) as of August 31, 2005, and the related statements of operations, cash flows and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Marshall Funds, Inc., as identified above, as of August 31, 2005, the results of their operations and cash flows and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 26, 2005

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INTERESTED DIRECTORS
Name, Age and Address (as of 8/31/05)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 48 111 East Kilbourn Avenue Suite 200 Milwaukee, WI 53202	Director, President and Treasurer	2004-2009; since May 1999	Vice President of M&I Investment Management Corp. (the “Adviser”) and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	13	None
Kenneth C. Krei* Age: 55 770 North Water Street Milwaukee, WI 53202	Director	2004-2009; since July 2004	Chairman of M&I Brokerage Services, Inc. and M&I Insurance Services, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003; Executive Vice President, Investment Advisors at Fifth Third Bancorp from 2001 to 2003; Executive Vice President, Investment and Insurance Services at Old Kent Financial Corporation, from 1998 to 2001.	13	None
* Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I
Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

Directors and Officers of the Funds (continued)

INDEPENDENT DIRECTORS
Name, Age and Address (as of 8/31/05)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolio in Fund Complex Overseen by Director	Other Directorships Held by Director
Benjamin M. Cutler Age: 60 6600 East Bluebird Lane Paradise Valley, AZ 85253	Independent Director	2004-2009; since July 2004	Chairman, Chief Executive Officer and President, USHEALTH Group, Inc. (a health insurance company) since September 2004; Chairman, Assurant Health (a health insurer) and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and Chief Executive Officer, Fortis Health (a health insurer), from 1996 to 2003.	13	None
John DeVincentis Age: 71 13821 12th Street Racine, WI 53406	Independent Director	2004-2009; since October 1993	Independent financial consultant; retired; formerly, Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric Corp. (an electrical products manufacturer), from 1972 to 1993.	13	None
John A. Lubs Age: 57 1251 First Avenue Chippewa Falls, WI 54729	Independent Director	2004-2009; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor) since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	13	None
James Mitchell Age: 58 2808 Range Line Circle Mequon, WI 53092	Independent Director	2004-2009; since March 1999	Chairman, Golner Precision Products, Inc. (a supplier of machine parts) since 2004; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company) since 2001; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company) since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992.	13	None
Barbara J. Pope Age: 57 115 South La Salle Street Suite 2285 Chicago, IL 60603	Independent Director	2004-2009; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; prior to 1992, Tax Partner, Price Waterhouse.	13	None

Directors and Officers of the Funds (continued)

PRINCIPAL OFFICERS
Name and Age (as of 8/31/05)*	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John D. Boritzke Age: 49	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1993.
William A. Frazier Age: 49	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1985.
Jeffrey O. Himstreet Age: 38	Secretary	Re-elected by the Board annually; since October 2005	General Counsel of M&I Wealth Management, a division of Marshall & Ilsley Corporation (a bank holding company) since August 2005; Partner, Bingham McCutcheon LLP (a law firm) from December 2003 to August 2005; Associate Attorney, Bingham McCutcheon LLP from August 2000 to December 2003.
Cheryl A. Johnson Age: 51	Chief Compliance Officer	Re-elected by the Board annually; since October 2004	Vice President of the Adviser and M&I Trust since September 2004; Lead Consultant, Compliance Department, Northwestern Mutual Life Insurance Company (NML) from June 2003 to July 2004; Senior Attorney, Law Department, NML from August 2001 to May 2003; Associate Attorney, Quarles & Brady LLP (a law firm) from 1993 to 2001.
* The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

Basis for Approval of Investment Advisory Contracts

The Directors of Marshall Funds, Inc., more than seventy percent of whom are not affiliated with the Funds’ adviser (“Independent Directors”), oversee the management of the Funds and, as required by law, determine at least annually whether to continue the investment advisory contract for each of the Funds and the sub-advisory contracts for Marshall International Stock Fund.

In connection with their most recent consideration of those contracts, the Directors received and reviewed a substantial amount of information provided by M&I Investment Management Corp. (the “Adviser”), the respective sub-advisers and Marshall & Ilsley Trust Company, which is the Funds’ administrator (the “Administrator”) and is an affiliate of the Adviser, in response to requests of the Independent Directors and their counsel. Throughout their consideration of the contracts the Independent Directors were advised by their independent legal counsel. The Independent Directors met on two separate occasions with management to consider the contracts, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on August 3, 2005, based on their evaluation of the information provided by the Adviser, the Administrator and the sub-advisers and other information, the Directors determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, the Administrator and the sub-advisers, the fees charged for those services, and other matters that the Directors considered relevant in the exercise of their business judgment. At that meeting the Directors, including all of the Independent Directors, unanimously approved the continuation of the investment advisory contract for each Fund, each for an additional one-year period subject to earlier termination as provided in each agreement. At a meeting held on June 21, 2005, based on their evaluation of the information provided by the Adviser and the sub-advisers and other information, the Directors, including all of the Independent Directors, unanimously approved new sub-advisory contracts with the two sub-advisers for Marshall International Stock Fund.

In considering the continuation of the investment advisory contract and approval of the sub-advisory contracts, the Directors reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Directors’ determination to approve the contracts are discussed separately below.

Nature, Extent and Quality of Services

The Directors reviewed the nature and extent of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Directors gained from their regular meetings with management on at least a quarterly basis. In addition, the Directors reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Directors also considered other services provided to the Funds by the Adviser or sub-advisers, and by an affiliate of the Adviser that serves as the Funds’ Administrator, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ Administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Directors and Director committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Directors concluded that the nature and extent of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Directors considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmark and with the performance of comparable funds and a universe of funds in the same category identified by Lipper, Inc. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Basis for Approval of Investment Advisory Contracts (continued)

Costs of Services Provided

The Directors examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after voluntary fee waivers, were below the mean management fee rate of the funds in its Lipper category.

The Directors considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Directors also reviewed the Adviser’s management fees for its separate account clients. Although in most instances separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Directors noted that the Adviser and the Administrator perform significant additional services for the Funds that they do not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, director support, regulatory compliance and numerous other services.

The Directors also considered the profitability to the Adviser and the Administrator of their relationships with each Fund and found their profitability not to be unreasonable.

Finally, the Directors considered the financial condition of the Adviser, which they found to be sound.

The Directors concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of Marshall International Stock Fund, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Directors also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations provided by the Adviser.

Economies of Scale

The Directors received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets for most of the Funds, without any breakpoints, the management fee paid by each Fund, after voluntary fee waivers, was below the mean management fee rate of the funds in its Lipper category; and, for those Funds whose expenses are being reduced by the voluntary waivers by the Adviser of a portion of its fees, the Adviser is subsidizing the Funds. Based on all of the information they reviewed, the Directors concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Directors also considered benefits that accrue to the Adviser from its relationship with the Funds. The Directors also considered the Adviser’s use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser. The Directors concluded that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements and was likely to benefit each Fund that pays brokerage commissions. The Directors also concluded that, other than the services provided by the Adviser pursuant to the investment advisory contract and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Directors, including all of the Independent Directors, concluded that the continuation of the investment advisory contract for each Fund was in the best interest of the Fund and its shareholders, and the approval of the sub-advisory contracts for Marshall International Stock Fund was in the best interest of that Fund and its shareholders.

Results of the Special Meeting

A special meeting of the shareholders of the Marshall International Stock Fund (the “Fund”), a series of Marshall Funds, Inc., was held on August 15, 2005.

The matters voted on by the shareholders of record as of June 22, 2005 and the results of the vote at the shareholder meeting held August 15, 2005 were as follows:

1. Approval of a new sub-advisory agreement between M&I Investment Management Corp., the Fund’s investment adviser (the “Adviser”) and BPI Global Asset Management, LLC.

Affirmative	Against	Abstain
23,919,675.328	2,380.199	92,933.352

2. Approval of a new sub-advisory agreement between the Adviser and Acadian Asset Management, Inc.

Affirmative	Against	Abstain
23,913,384.169	4,006.400	97,598.310

3. Approval of a proposal to permit the Adviser to hire and replace sub-advisers or to modify sub-advisory agreements without shareholder approval.

Affirmative	Against	Abstain	Broker Non-votes
23,574,399.605	52,334.232	90,484.042	297,771.000

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notes

Marshall Investor Services

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

1-800-236-FUND(3863)

414-287-8555

TDD: Speech and Hearing Impaired Services

1-800-209-3520

http://www.marshallfunds.com

Grand Distribution Services, LLC, Distributor

M&I Investment Management Corp., Investment Adviser

©2005 Marshall Funds, Inc.	05-321-164 (09/05)

Not FDIC Insured	No Bank Guarantee	May Lose Value

Item 2.	Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Directors has determined that the Registrant has three audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: John DeVincentis, Barbara J. Pope and Benjamin M. Cutler Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees for Registrant.

Fiscal year ended August 31, 2005	$205,000
Fiscal year ended August 31, 2004	$157,000

(b)	Audit-Related Fees for Registrant.

Fiscal year ended August 31, 2005	None
Fiscal year ended August 31, 2004	None

(c)	Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended August 31, 2005	$34,000
Fiscal year ended August 31, 2004	$31,000

(d)	All Other Fees.

Fiscal year ended August 31, 2005	None
Fiscal year ended August 31, 2004	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended August 31, 2005, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f)	None.

(g)	During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and financial officer has reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) (1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2004.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a) (3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marshall Funds, Inc.

/s/ JOHN M. BLASER
By:	John M. Blaser
President and Treasurer

November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ JOHN M. BLASER
By:	John M. Blaser
President and Treasurer
(Principal Executive and Financial Officer)

November 7, 2005